                                 ANNUAL REPORT

                          [LOGO OF THE GRIFIFN FUNDS]

                               SEPTEMBER 30, 1996

Table of Contents

Message to Shareholders ...................................................    1
Performance Highlights of the Funds .......................................    2

              Schedules of Investments and Management Discussions

The Griffin Money Market Fund .............................................    3
The Griffin Tax-Free Money Market Fund ....................................    4
The Griffin Short-Term Bond Fund ..........................................    6
The Griffin U.S. Government Income Fund ...................................   10
The Griffin Bond Fund .....................................................   13
The Griffin Municipal Bond Fund ...........................................   17
The Griffin California Tax-Free Fund ......................................   21
The Griffin Growth & Income Fund ..........................................   25
The Griffin Growth Fund ...................................................   29

                              Financial Statements

Statements of Assets and Liabilities ......................................   35
Statements of Operations ..................................................   37
Statements of Changes in Net Assets .......................................   39
Financial Highlights ......................................................   41
Notes to Financial Statements .............................................   43
Report of Independent Auditor .............................................   50

                              ---------------------

Special Message to Shareholders ...........................................   51

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, HOME SAVINGS OF AMERICA, FSB ("HOME SAVINGS"), SAVINGS OF AMERICA OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN ANY OF THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Dear Fellow Shareholder:

We are pleased to present the Annual Report for The Griffin Funds, Inc. for the twelve months ended September 30, 1996. In the charts and financial statements that follow this letter you will find a more detailed summary of the performance of each of The Griffin Funds and a description of the securities held in each of the portfolios. We hope you will find this information useful as you evaluate your investments.

The Griffin Funds were created just over three years ago to provide a consistent, careful and committed approach for those seeking to invest in the financial markets. We employ some of this country's largest and most respected investment firms as sub-advisers to manage the individual securities for your Funds' portfolios. Griffin Financial Investment Advisers provides an additional level of review and supervision to ensure that each sub-adviser remains true to the investment objectives defined in the prospectus for each Fund. We believe that this two-tiered approach to investment management ensures that a consistent investment philosophy is applied with respect to each Fund by responsible, experienced managers. Through this approach, The Griffin Funds have posted consistently strong returns.

Market Overview

Both the stock and bond markets began the twelve months ended September 30, 1996 on a positive note. Early indications suggested that the economy was expanding at a moderate pace and inflation remained at historically low levels. Corporations continued to report strong earnings as cost-cutting measures and stock repurchase programs led to improved profitability. Beginning in February of 1996, however, concerns that a strengthening economy and rising employment levels would eventually lead to inflationary growth suddenly changed market sentiment. The price of longer-term bonds dropped and yields increased in response to the prospect of higher inflation. Bonds traded in a relatively narrow range for the remainder of the year as higher inflation failed to materialize. Many investors remained convinced that the growth in corporate earnings would outpace inflationary pressures, and continued to invest in the stock markets, particularly through mutual funds. This cash infusion helped the equity markets to recover from widespread selling in July, and post historically strong returns for the twelve month period ended September 30, 1996.
Creating An Investment Plan

The market ups and downs experienced this year are a normal part of long-term investing. A number of studies in recent years have shown that many investors who attempt to time these cycles by moving in and out of stocks, bonds or other financial instruments based on short-term factors often fail to outperform the market averages. Although it can be tempting to move all of your investments into the "hottest" performing sectors as they appreciate in value, a more prudent plan is to establish an investment program that will maintain a level of risk that is appropriate for your financial goals. Once you've defined this plan, it is necessary to review your investments periodically to ensure that your investment portfolio is still consistent with your objectives. We at Griffin have designed several programs to help simplify the process of making these important investment decisions. Call us anytime at 800-676-4450 to learn how we can help you establish an investment plan for your future.

As always, we appreciate your selection of The Griffin Funds for your personal investment needs. We will do our best to preserve your confidence and loyalty.

Sincerely,

/s/ William A Hawkins

William A. Hawkins
Chairman
The Griffin Funds, Inc.

November 15, 1996

Performance Highlights of the Funds (Unaudited)

The table below provides yield and total return information for the periods ended September 30, 1996 for The Griffin Funds. The seven day yields of the money market funds refer to the income generated by an investment in a Fund over a seven day period, expressed as an annual percentage rate. The seven day effective yields are calculated similarly but assume that the income earned from a Fund is reinvested in the Fund. The total returns indicate the percentage an investment in a Fund would have changed in value had shares been purchased at the beginning of each period, with all dividends and capital gains being reinvested. The table also indicates the average performance of mutual funds with investment objectives that are similar to each of the respective non-money market funds of The Griffin Funds. For each of the non-money market funds, the group average reflects the performance of a universe of mutual funds tracked by Lipper Analytical Services, Inc. Additional information with respect to the Lipper group average performance information provided below is included in the appropriate Fund's "Management Discussion." The Lipper mutual fund averages do not reflect the imposition of sales charges, but do reflect the reinvestment of all dividends and capital gains, if any. Of course, past performance is not an indicator of future results.

For the Periods Ended September 30, 1996

                                                         Seven Day
                                             Seven Day   Effective
                                               Yield       Yield
                                             ---------   ---------
Money Market Fund(1) ...................        4.86%      4.98%

Tax-Free Money Market Fund(1) ..........        3.00%      3.04%

                                                                                           Total Return
                                                                                           ------------
                                                                            Class A                            Class B
                                                                --------------------------------   --------------------------------
                                                                                        Since                              Since
                                                                Past Six     Past     Inception    Past Six     Past     Inception
                                                                 Months      Year   (10/19/93)(2)   Months      Year    (11/1/94)(2)
                                                                --------    ------  -------------  --------    ------   ------------
U.S. Government Income Fund .................................     2.27%      4.02%      4.97%        2.02%      3.51%      8.55%
U.S. Government Income Fund (incl. sales charge)(3) .........    -2.35%     -0.71%      3.33%       -2.98%     -1.49%      6.60%
Lipper General U.S. Govt. Fund Average (179 funds) ..........     1.56%      3.24%        n/a        1.56%      3.24%       n/a

Bond Fund ...................................................     1.55%      3.12%      3.48%        1.31%      2.62%      8.32%
Bond Fund (incl. sales charge)(3) ...........................    -3.05%     -1.48%      1.88%       -3.69%     -2.38%      6.36%
Lipper Corporate Debt A Rated Fund Average (119 funds) ......     1.96%      3.91%        n/a        1.96%      3.91%        n/a

California Tax-Free Fund ....................................     2.37%      5.23%      2.73%        2.12%      4.70%      8.97%
California Tax-Free Fund (incl. sales charge)(3) ............    -2.18%      0.53%      1.15%       -2.88%     -0.30%      7.02%
Lipper CA Municipal Debt Fund Average (100 funds) ...........     3.39%      6.49%        n/a        3.39%      6.49%        n/a

Municipal Bond Fund .........................................     2.10%      4.64%      3.07%        1.96%      4.22%      8.83%
Municipal Bond Fund (incl. sales charge)(3) .................    -2.46%     -0.03%      1.47%       -3.04%     -0.78%      6.89%
Lipper General Municipal Debt Fund Average (238 funds) ......     2.79%      5.61%        n/a        2.79%      5.61%        n/a

Growth &  Income Fund .......................................     6.41%     18.08%     17.48%        6.14%     17.48%     24.47%
Growth &  Income Fund (incl. sales charge)(3) ...............     1.69%     12.80%     15.66%        1.14%     12.48%     22.76%
Lipper Growth & Income Fund Average (572 funds) .............     6.40%     17.24%        n/a        6.40%     17.24%        n/a


                                                                            Class A                            Class B
                                                                --------------------------------   --------------------------------
                                                                                        Since                              Since
                                                                Past Six     Past     Inception    Past Six     Past     Inception
                                                                 Months      Year   (6/12/95)(2)    Months      Year    (6/12/95)(2)
                                                                --------    ------  -------------  --------    ------   ------------
Short-Term Bond Fund ........................................     2.24%      4.82%      5.50%     2.08%      4.29%      5.25%
Short-Term Bond Fund (incl. sales charge)(4) ................    -1.29%      1.20%      2.69%    -1.92%      0.29%      2.98%
Lipper S.I. Investment Grade Debt Fund Average (76 funds) ...     2.42%      5.01%        n/a     2.42%      5.01%        n/a

Growth Fund .................................................     9.82%     18.35%     27.94%     9.51%     17.80%     27.41%
Growth  Fund (incl. sales charge)(5) ........................     4.87%     13.02%     23.53%     4.51%     12.80%     24.56%
Lipper Mid Cap Equity Fund Average (169 funds) ..............     8.45%     16.72%        n/a     8.45%     16.72%        n/a

----------
(1) Investments in the Money Market Funds are neither insured nor guaranteed by the U.S. Government. There can be no assurance that either of the Money Market Funds will be able to maintain a stable net asset value of $1.00 per share.
(2)  Annualized.
(3) The deduction of the maximum initial sales charge with respect to Class A shares (4.5%) and the deduction of the maximum applicable contingent deferred sales charge with respect to Class B shares (5% with respect to the total return data presented for the six month and one year periods ended September 30, 1996, and 4% with respect to the total return data presented for the period from inception of the Class on November 1, 1994 to September 30, 1996) has been factored into these calculations.
(4) The deduction of the maximum initial sales charge with respect to Class A shares (3.5%) and the deduction of the maximum applicable contingent deferred sales charge with respect to Class B shares (4% with respect to the total return data presented for the six month and one year periods ended September 30, 1996, and 3% with respect to the total return data presented for the period from the inception on June 12, 1995 through September 30, 1996) has been factored into these calculations.
(5) The deduction of the maximum initial sales charge with respect to Class A shares (4.5%) and the deduction of the maximum applicable contingent deferred sales charge with respect to Class B shares (5% with respect to the total return data presented for the six month and one year periods ended September 30, 1996, and 4% with respect to the total return data presented for the period from inception on June 12, 1995 to September 30,
     1996) has been factored into these calculations.

Schedule of Investments

Griffin Money Market Fund

September 30, 1996

[PIE CHART APPEARS HERE]

Certificates of Deposit               4%
Commercial Paper                     46%
Corporate Notes                       9%
U.S. Agency Discount Notes           41%

Investment Categories Reflect Percentages of Investments in Securities

                                                        Principal       Market
Name of Issuer                                            Amount       Value(a)
--------------------------------------------------------------------------------
(Percentage of each investment category relate to total net assets)
Certificate of Deposit (3.8%):
   Financial Services (3.8%):
     Deustche Bank, 5.46%, 10/07/96 ................    $7,000,000    $7,000,050
                                                                      ----------
Total Certificate of Deposit (cost: $7,000,050) ....                   7,000,050
                                                                      ----------
Commercial Paper (46.4%):
   Financial Services (36.1%):
     American Express Credit, 5.29%, 10/08/96 (b) ..     6,000,000     5,993,828
     American General Finance
       Corporation, 5.30%, 10/07/96 (b) ............     6,000,000     5,994,700
     American Telephone & Telegraph Capital
       Corporation, 5.75%, 10/01/96 (b) ............     6,000,000     6,000,000
     Ford Motor Credit Corporation,
       5.38%, 1/09/97 (b) ..........................     9,000,000     8,865,500
     Republic Bank of New York,
       5.21%, 11/15/96 (b) .........................     7,000,000     6,954,413
     Toronto Dominion, 5.36%, 11/05/96 (b) .........     7,000,000     6,963,522
     Toyota Motor Credit Corporation,
       5.36%, 11/12/96 (b) .........................     6,000,000     5,962,480
     Unilever Capital Corporation,
       5.20%, 11/25/96 (b) .........................     4,000,000     3,968,222
     Union  Bank of California, 5.31%, 11/12/96 (b)      7,000,000     6,956,635
     United Bank of Switzerland
       Financial, 5.78%, 10/01/96 (b) ..............     9,000,000     9,000,000
                                                                      ----------
                                                                      66,659,300
                                                                      ----------

   Industrial Conglomerate (7.0%):
     Amoco Corporation, 5.25%, 10/04/96 (b) ........     6,000,000     5,997,375
     Coca Cola Company, 5.30%, 10/25/96 (b) ........     7,000,000     6,975,267
                                                                      ----------
                                                                      12,972,642
                                                                      ----------

   Retailing (3.3%):
     Wal-Mart Stores, 5.25%, 10/04/96 (b) ..........     6,000,000     5,997,375
                                                                      ----------

Total Commercial Paper (cost: $85,629,317) .........                  85,629,317
                                                                      ----------



Corporate Notes (9.3%):
   Financial Services (9.3%):
     Bayerische Landesbank, 5.51%, 11/20/96 ........     5,000,000     5,001,519
     Commercial Credit, 6.75%, 1/15/97 .............     5,100,000     5,120,159
     International Business Machines
       Credit Corporation, 5.00%, 2/28/97 ..........     4,000,000     3,997,008
     Norwest Corporation, 7.88%, 1/30/97 ...........     3,000,000     3,027,742
                                                                      ----------
                                                                      17,146,428
                                                                      ----------

Total Corporate Notes (Cost: $17,146,428) ..........                  17,146,428
                                                                      ----------

U.S. Government Agency Securities (40.9%):
   Federal Farm Credit Bank Notes (13.5%):
     5.62%, 9/03/97 ................................    25,000,000    24,935,120
                                                                      ----------
   Federal Home Loan Bank Notes (0.4%):
     5.45%, 10/01/96 (b) ...........................       800,000       800,000
                                                                      ----------
   Federal Home Loan Mortgage Notes (10.8%):
     5.23%, 10/10/96 (b) ...........................    10,000,000     9,986,925
     5.33%, 10/15/96 (b) ...........................    10,000,000     9,979,272
                                                                      ----------
                                                                      19,966,197
                                                                      ----------
   Federal National Mortgage Association
    Notes (16.2%):
     5.20%, 11/14/96 (b) ...........................     6,000,000     5,961,867
     5.20%, 11/15/96 (b) ...........................     7,000,000     6,954,500
     5.29%, 12/06/96 (b) ...........................     7,000,000     6,932,112
     5.36%, 10/17/96 (b) ...........................    10,000,000     9,976,177
                                                                      ----------
                                                                      29,824,656
                                                                      ----------

Total U.S. Government Agency Securities
     (cost: $75,525,973) ...........................                  75,525,973
                                                                      ----------

Repurchase Agreements (0.0%):
     State Street Bank & Trust Co., Master
       Repurchase Agreement, 4.0%, dated 9/30/96
       due 10/01/96, 102% Collateralized by
       U.S. Government Securities (delivery
       value $45,005) ..............................        45,000        45,000
                                                                      ----------

Total Repurchase Agreements (cost: $45,000) ........                      45,000
                                                                      ----------

Total Investments In Securities
     (cost: $185,346,768) (c) (100.4%)                               185,346,768
Other Assets Less Liabilities (-0.4%)                                  (698,637)
                                                                     -----------
Net Assets (100%)                                                   $184,648,131
                                                                     ===========

----------
Notes to Schedule of Investments
(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b)  Rate represents annualized yield to maturity at September 30, 1996.
(c)  Cost is the same for federal income tax purposes.

                                 See accompanying notes to financial statements.

Schedule of Investments

Griffin Tax-Free Money Market Fund

September 30, 1996

[PIE CHART APPEARS HERE]

Variable Rate Demand Notes                48%
Commercial Paper                          24%
Pre-refunded                               7%
General Obligations                        7%
Other                                      7%
Notes                                      7%

Investment Categories Reflect Percentages of Investments in Securities

                                                          Principal     Market
Name of Issuer                                              Amount     Value(a)
--------------------------------------------------------------------------------
(Percentage of each investment category relate to total net assets)
Municipal Short-Term Securities (98.3%):
         Alabama (1.7%):
           Phenix County, Alabama Industrial
           Development Board Environmental
           Improvement Revenue, Mead Coated
           Board Project, 3.95%, 10/1/96 (b) .........     $200,000     $200,000
                                                                      ----------
Alaska (1.7%):
         Valdez, Alaska Marine Terminal Revenue,
           Exxon Pipeline Company
           Project, 3.70%, 10/1/96 (b) ...............      200,000      200,000
                                                                      ----------
California (9.5%):
         Ascension Parish, Los Angeles
           Pollution Control Revenue, Shell
           Oil, 3.70%, 10/2/96 (b) ...................      500,000      500,000
         California State Revenue
           Anticipation Notes, 4.50%, 6/30/97 ........      300,000      301,139
         Kings River Conservation District
           of California, Pine Flat Power
           Revenue, 7.90%, Prerefunded to 1/01/97 ....      300,000      309,256
                                                                      ----------
                                                                       1,110,395
                                                                      ----------
Colorado (1.7%):
         Colorado Student Obligation
           Board Authority Student Loan
           Revenue, Series A, 3.80%, 10/2/96 (b) ...........   100,000   100,000
         Colorado Student Obligation Board
           Authority, Series A, 3.90%, 10/2/96 (b) .........   100,000   100,000
                                                                        --------
                                                                         200,000
                                                                        --------

Georgia (7.2%):
         Atlanta, Georgia Downtown Development
           Authority Industrial Authority
           Revenue, Underground Atlanta
           Project, 7.75%, Prerefunded to 10/01/96 .........   325,000   331,500
         Burke County, Georgia Development
           Authority - Oglethorpe Power
           Corporation Project, 3.35%, 10/07/96 ............   400,000   400,000
         Georgia Municipal Electric Authority
           Power Revenue, 7.75%, Prerefunded to 1/01/97 ....   100,000   102,936
                                                                        --------
                                                                         834,436
                                                                        --------

Illinois (7.7%):
         Chicago, Illinois O'Hare International
           Airport, General Airport Revenue -
           Second Lien, Series B, 3.90%, 10/2/96 (b) .......   100,000   100,000
         Chicago, Illinois O'Hare International
           Airport, General Airport Revenue -
           Second Lien, Series C, 4.00%, 10/2/96 (b) .......   400,000   400,000
         Illinois Health Facilities Authority
           Revenue, SSM Health
           Care Project A, 3.85%, 10/2/96 (b) ..............   400,000   400,000
                                                                        --------
                                                                         900,000
                                                                        --------
Indiana (0.9%):
         Indianapolis, Indiana Multi-Family
           Revenue Housing, Canal Square
           Project, 3.90%, 10/2/96 (b) .....................   100,000   100,000
                                                                        --------
Kansas (6.9%):
         Burlington, Kansas Pollution
           Control, Kansas City Power &
           Light Project, 3.50%, 11/04/96 ..................   400,000   400,000
         Kansas City, Kansas Industrial
           Revenue, Adjustable Rate-PQ
           Corporation Project, 4.05%, 10/1/96 (b) .........   100,000   100,000
         Kansas State Department Transportation
           Highway Revenue,  3.80%, 10/2/96 (b) ............   300,000   300,000
                                                                        --------
                                                                         800,000
                                                                        --------
Louisiana (1.7%):
         East Baton Rouge Parish, Louisiana
           Pollution Control Revenue,
           Georgia Pacific Corporation,
           3.80%, 10/2/96 (b) ..............................   100,000   100,000
         Louisiana Public Facilities Authority,
           Kenner Hotel, 4.00%, 10/1/96 (b) ................   100,000   100,000
                                                                        --------
                                                                         200,000
                                                                        --------
Maryland (2.6%):
         Montgomery County, Maryland Consumer
           Public Improvement, 6.80%, 10/01/96 .........     300,000     300,000
                                                                        --------

Massachusetts (7.7%):
         Massachusetts State General
           Obligation, 4.25%, 6/10/97 ..................     500,000     501,416
         Massachusetts State Water Resource
           Authority, 3.55%, 11/14/96 ..................     400,000     400,000
                                                                        --------
                                                                         901,416
                                                                        --------
Michigan (6.9%):
         Delta County, Michigan Economic
           Development Corporation Environmental
           Improvement Revenue, Mead Escanaba
           Paper Company, 3.30%, 10/08/96 ..............     400,000     400,000


                                 See accompanying notes to financial statements.
                                     - 4 -

Schedule of Investments

September 30, 1996

                                                          Principal     Market
Name of Issuer                                              Amount     Value(a)
--------------------------------------------------------------------------------
         Delta County, Michigan Economic
           Development Corporation Environmental
           Improvement Revenue, Mead Escanaba
           Paper Company, 3.90%, 10/1/96 (b) ...........    $100,000    $100,000
         Michigan State Hospital Financing
           Authority, 3.80%, 10/2/96 (b) ...............     300,000     300,000
                                                                        --------
                                                                         800,000
                                                                        --------
Minnesota (3.4%):
         Rochester, Minnesota Health Care
           Facilities - May Foundation/Mayo Medical
           Center Revenue, 3.55%, 10/10/96 .............     400,000     400,000
                                                                        --------

Missouri (2.6%):
         Columbia, Missouri Special Revenue,
           Series A, 3.85%, 10/2/96 (b) ................     200,000     200,000
         Missouri State Health & Educational
           Facilities Authority Revenue,
           3.70%, 10/2/96 (b) ..........................     100,000     100,000
                                                                        --------
                                                                         300,000
                                                                        --------

Nebraska (3.4%):
         Nebraska Higher Education Loan
           Program, 4.00%, 10/2/96 (b) .................     400,000     400,000
                                                                        --------

Nevada (2.6%):
         Clark County, Nevada Airport Improvement
           Revenue, 3.80%, 10/2/96 (b) .................     300,000     300,000
                                                                        --------

New York (1.7%):
         New York State Environmental
           Facilities Corporation, Resource
           Recovery Revenue, OFS Equity of
           Huntington Project, 4.00%, 10/1/96 (b) ......     200,000     200,000
                                                                        --------

North Carolina (6.0%):
         North Carolina Eastern Municipal
           Power Agency - Power System
           Revenue, 3.60%, 11/12/96 ....................     300,000     300,000
         North Carolina Educational Facilities
           Finance Authority Bowman
           Gray School, 3.90%, 10/2/96 (b) .............     400,000     400,000
                                                                        --------
                                                                         700,000
                                                                        --------
Ohio (5.2%):
         Ohio State General Obligation,
           4.80%, 5/15/97 ..............................     500,000     503,612
         Student Loan Funding Corporation
           Cincinnati, Ohio Student Loan
           Revenue, Series A-1, 3.90%, 10/2/96 (b) .....     100,000     100,000
                                                                        --------
                                                                         603,612
                                                                        --------

Pennsylvania (0.9%):
         St. Mary Hospital Authority Langhorne
           Pennsylvania Hospital Revenue,
           Franciscan Health Sys-C,
           3.85%, 10/1/96 (b) ..........................     100,000     100,000
                                                                        --------

Tennessee (3.4%):
         Tennessee Housing Development
           Agency, 3.85%, 5/29/97 ......................     400,000     400,000
                                                                        --------
Texas (4.3%):
         Grapevine, Texas Industrial
           Development Corporation, Multiple
           Mode - American Airlines,
           3.90%, 10/1/96 (b) ..........................     100,000     100,000
         Greater East Texas Higher
           Education, 3.85%, 5/01/97 ...................     400,000     400,000
                                                                        --------
                                                                         500,000
                                                                        --------
Utah (4.3%):
         Intermountain Power Agency Utah
           Power Supply Revenue, 3.70%, 1/24/97 ........     500,000     500,000
                                                                        --------

Washington (4.3%):
         Seattle, Washington Water System
           Revenue, 3.90%, 10/2/96 (b) .................     500,000     500,000
                                                                        --------

Total Municipal Short-Term Securities
         (cost: $11,449,859)                                          11,449,859
                                                                      ----------
Total Investments In Securities
         (cost: $11,449,859) (c) (98.3%)                              11,449,859
Other Assets Less Liabilities (1.7%)                                     201,705
                                                                      ----------
Net Assets (100%)                                                    $11,651,564
                                                                      ==========

----------
Notes to Schedule of Investments
(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b) These variable rate securities have maturities greater than one year but are redeemable upon demand. For purposes of calculating the Fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.
(c)  Cost is the same for federal income tax purposes.

                                 See accompanying notes to financial statements.
                                     - 5 -

Management Discussion

                          Griffin Short-Term Bond Fund
                    Portfolio Manager: Edmund M. Notzon, III
                         T. Rowe Price Associates, Inc.

What were the significant market factors that affected performance?

Since the beginning of the fiscal year, interest rates have fluctuated dramatically across the yield curve. During the last three months of 1995 interest rates moved down over 0.5% in the one-year to five-year part of the yield curve. Since the beginning of 1996, interest rates have moved up between 0.5% and 1.0% in the same part of the curve. The rate increase was more dramatic in the first six months of 1996, leveling out during the Fund's fiscal fourth quarter. During these periods of interest rate change, inflation remained moderate.

What strategies and techniques were implemented during the year?

We have continued to emphasize corporate bonds and federally-guaranteed mortgage-backed securities. These overweightings are based on our favorable view of the economy under which the economy would experience moderate growth and inflation would increase slowly. Going forward, we will be particularly interested in the electric utilities which appear relatively inexpensive due to the turmoil in the industry caused by increasing deregulation. As we further research their corporate strategies, some of these electric utilities may represent good value for the Fund. We will also begin to reduce our position in bonds of financial issuers as these companies are generally more sensitive to higher interest rates.

What themes can be seen in the current portfolio (industry weightings) and why?

The current portfolio is overweighted in industrial bonds, utility bonds, and financial bonds. The most significant position is in industrial bonds, which we think currently offer the best value. This diverse group of corporate bonds includes such sectors as automobiles, oil and gas - all sectors we feel provide favorable prospects for the near future.

What individual security holdings changed significantly during the year?

As the Fund continues to grow in size, we added new corporate bonds that we identified as having good value. This increases the diversification of the portfolio, providing downside protection should any problems arise with a single issuer. Recent additions to the Fund include Sears Roebuck & Company, International Paper Company and Southwest Airlines.

What is the strategy for the next six to twelve months?

The strategy for the next six to twelve months is not to make interest rate bets, but rather to maintain a relatively neutral duration and to continue to overweight corporate bonds and mortgages. The main factors that could alter this strategy would be signs of stronger inflation or of significant earnings reductions in the corporate sector. Regardless of the direction of interest rates or corporate earnings, we are unlikely to hold a significant portion of the Fund's assets in cash.

                          Griffin Short-Term Bond Fund

The two charts below show the performance of both classes of shares of the Griffin Short-Term Bond Fund compared with the Merrill Lynch Govt./Corp. 1-4.99 Year Index, the Lipper Short Investment Grade Debt Funds Average and the Lipper Short-Intermediate Investment Grade Debt Funds Average. If you had invested $10,000 in Class A shares of the Griffin Short-Term Bond Fund when the Fund commenced operations on June 12, 1995, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1996. If you had invested $10,000 in Class B shares of the Fund when they were first offered on June 12, 1995, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through September 30, 1996 (assuming a complete redemption on that date). The Merrill Lynch Government/Corporate 1-4.99 Year Index is an unmanaged index of debt obligations with maturities ranging from one to five years. The Lipper Short-Intermediate Investment Grade Debt Funds Average is based on a universe of approximately 76 mutual funds tracked by Lipper Analytical Services, Inc. that have investment objectives similar to the Griffin Short-Term Bond Fund. The Lipper Short Investment Grade Debt Funds Average is based on a universe of approximately 106 mutual funds tracked by Lipper Analytical Services, Inc. In future reports the Lipper Short Investment Grade Funds Average will not be presented in the accompanying line graph, as we feel the investment objectives of the funds included in the Lipper Short-Intermediate Investment Grade Debt Funds Average more closely resemble the objective of the Griffin Short-Term Bond Fund. It is important to keep in mind that Fund performance as depicted in the charts reflects the deduction of the maximum front-end sales charge of 3.5% with respect to Class A shares, and the deduction of the maximum applicable contingent deferred sales charge (CDSC) of 3% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

Griffin Short-Term Bond Fund Class A

[CHART APPEARS HERE]

Average Annual Returns
(reflects deduction of 3.5% sales charge)
One year ..................... 1.20%
Since Inception .............. 2.69%

Value of $10,000 Invested


     Griffin                           Merrill Lynch            Lipper Short-Intermediate       Lipper Short-Term
Short-Term Bond Fund                  Govt./Corp. 1 -            Investment  Grade Funds        Investment Grade
                                         4.99 yrs.                       Average                  Funds Average
             Dollar                             Dollar                       Dollar                        Dollar
  Months     Value                    Months    Value              Months    Value              Months     Value
  ------     -----                    ------    -----              ------    -----              ------     -----
Initial       $9,650                 Initial    $10,000
Jun 95        $9,722                 Jun 95     $10,065           Jun 95     $10,000           Jun 95      $10,000
Jul           $9,758                 Jul        $10,091           Jul        $10,010           Jul         $10,027
Aug           $9,826                 Aug        $10,160           Aug        $10,093           Aug         $10,091
Sep           $9,873                 Sep        $10,218           Sep        $10,164           Sep         $10,146
Oct           $9,970                 Oct        $10,318           Oct        $10,260           Oct         $10,224
Nov          $10,074                 Nov        $10,428           Nov        $10,368           Nov         $10,307
Dec          $10,150                 Dec        $10,522           Dec        $10,464           Dec         $10,385
Jan 96       $10,236                 Jan 96     $10,616           Jan 96     $10,546           Jan 96      $10,463
Feb          $10,168                 Feb        $10,543           Feb        $10,455           Feb         $10,419
Mar          $10,123                 Mar        $10,513           Mar        $10,420           Mar         $10,408
Apr          $10,106                 Apr        $10,502           Apr        $10,401           Apr         $10,412
May          $10,111                 May        $10,509           May        $10,400           May         $10,428
Jun          $10,197                 Jun        $10,600           Jun        $10,492           Jun         $10,499
Jul          $10,224                 Jul        $10,637           Jul        $10,522           Jul         $10,539
Aug          $10,251                 Aug        $10,663           Aug        $10,542           Aug         $10,571
Sep          $10,350                 Sep        $10,780           Sep        $10,672           Sep         $10,666


Griffin Short-Term Bond Fund Class B

[CHART APPEARS HERE]

Average Annual Returns
(One year total return and total return since
 inception reflect deduction of 4% and 3%
 contingent deferred sales charges, respectively)
One year ..................... 0.29%
Since Inception .............. 2.98%

Value of $10,000 Invested

    Griffin Short-Term                     Merrill Lynch              Lipper Short-Intermediate       Lipper Short-Term
        Bond Fund                        Govt./Corp. 1 - 4.99         Investment  Grade Funds         Investment Grade
                                                 yrs.                        Average                    Funds Average
                   Dollar                               Dollar                         Dollar                   Dollar
  Months           Value                Months           Value        Months           Value         Months      Value
  ------          -------              ------           -------       ------           -------       ------     --------
Initial           $10,000              Initial          $10,000       Jun 95           $10,000       Jun 95      $10,000
Jun 95            $10,079              Jun 95           $10,065       Jul              $10,010       Jul         $10,027
Jul               $10,118              Jul              $10,091       Aug              $10,093       Aug         $10,091
Aug               $10,192              Aug              $10,160       Sep              $10,164       Sep         $10,146
Sep               $10,251              Sep              $10,218       Oct              $10,260       Oct         $10,224
Oct               $10,337              Oct              $10,318       Nov              $10,368       Nov         $10,307
Nov               $10,440              Nov              $10,428       Dec              $10,464       Dec         $10,385
Dec               $10,525              Dec              $10,522       Jan 96           $10,546       Jan 96      $10,463
Jan 96            $10,599              Jan 96           $10,616       Feb              $10,455       Feb         $10,419
Feb               $10,525              Feb              $10,543       Mar              $10,420       Mar         $10,408
Mar               $10,474              Mar              $10,513       Apr              $10,401       Apr         $10,412
Apr               $10,452              Apr              $10,502       May              $10,400       May         $10,428
May               $10,452              May              $10,509       Jun              $10,492       Jun         $10,499
Jun               $10,537              Jun              $10,600       Jul              $10,522       Jul         $10,539
Jul               $10,560              Jul              $10,637       Aug              $10,542       Aug         $10,571
Aug               $10,583              Aug              $10,663       Sep              $10,672       Sep         $10,666
Sep               $10,391              Sep              $10,780


* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Investments

Griffin Short-Term Bond Fund

September 30, 1996

[PIE CHART APPEARS HERE]

Corporate Bonds                            23%
U.S. Treasury Notes                        59%
U.S. Agency Securities                     15%
Cash                                        3%

Investment Categories Reflect Percentages of Investments in Securities

                                                          Principal     Market
Name of Issuer                                              Amount     Value(a)
--------------------------------------------------------------------------------
(Percentage of each investment category relate to total net assets)

Corporate Bonds (22.7%):
   Banking (4.4%):
     Bankers Trust - New York
       7.25%, 11/01/96 ...............................      $30,000      $30,041
       9.50%, 6/14/00 ................................       90,000       96,975
     First Chicago, 9.00%, 6/15/99 ...................       30,000       31,725
     MBNA Corporation
       6.88%, 10/01/99 ...............................      210,000      210,525
       7.49%, 9/14/99 ................................      350,000      356,563
     Northern Trust, 9.00%, 5/15/98 ..................      100,000      103,875
     World Savings & Loan Association,
       7.63%, 2/18/97 ................................       40,000       40,292
                                                                     -----------
                                                                         869,996
                                                                     -----------

   Electric Utilities (2.5%):
     Alabama Power Company, 6.38%, 8/01/99 ...........       30,000       29,850
     Baltimore Gas & Electric, 8.93%, 7/16/98 ........      100,000      104,125
     Orange & Rockland Utility, 9.38%, 3/15/00 .......      275,000      294,938
     Southern California Edison, 8.25%, 2/01/00 ......       60,000       62,250
                                                                     -----------
                                                                         491,163
                                                                     -----------

   Financial Services (6.4%):
     Associates Corporation, N.A
       6.00%, 3/15/00 ................................      250,000      244,375
       6.75%, 7/15/97 ................................       37,000       37,241
       6.75%, 10/15/99 ...............................       16,000       16,060
     Bear Stearns Company, 9.13%, 4/15/98 ............       30,000       31,200
     Ford Motor Credit Corporation,
       9.38%, 12/15/97 ...............................       50,000       51,812
     General Motors Acceptance Corporation,
       5.63%, 2/15/01 ................................      200,000      190,750
       8.38%, 5/01/97 ................................       30,000       30,418
     Golden West Financial, 10.25%, 12/01/00 .........      255,000      285,281
     Heller Financial, 9.13%, 8/01/99 ................      100,000      106,125
     Lehman Brothers Holdings Corporation,
       8.88%, 11/01/98 ...............................      150,000      156,188
     Paine Webber Group Incorporated,
       9.25%, 12/15/01 ...............................      100,000      107,625
                                                                     -----------
                                                                       1,257,075
                                                                     -----------
   Industrial Conglomerate (7.9%):
     Anheuser Busch Company,
       8.75%, 12/01/99 ...............................      100,000      106,250
     Cox Communications Incorporated - New,
       8.55%, 6/01/00 ................................       40,000       42,100
     Cox Communications Incorporated,
       6.38%, 6/15/00 ................................      100,000       98,250
     General Motors Acceptance Corporation,
       6.88%, 7/15/01 ................................      300,000      298,875
     GTE Corporation, 9.38%, 12/01/00 ................      100,000      108,500
     International Paper Company,
       9.70%, 3/15/00 ................................      150,000      162,938
     Lockheed Corporation, 9.38%, 10/15/99 ...........       71,000       76,414
     Mobil Corporation, 6.50%, 2/15/97 ...............       15,000       15,027
     Pepsico Incorporated, 7.75%, 10/01/98 ...........      100,000      102,625
     Sears Roebuck & Company, 7.32%, 3/20/98 .........      100,000      101,375
     Tele-Communications Incorporated,
       9.88%, 4/01/98 ................................      350,000      364,438
     Texaco Capital Incorporated,
       9.00%, 12/15/99 ...............................       65,000       69,388
                                                                     -----------
                                                                       1,546,180
                                                                     -----------
   Retailing (0.7%):
     Wal-Mart Stores
       5.50%, 9/15/97 ................................       30,000       29,840
       6.75%, 5/15/02 ................................      100,000       99,750
                                                                     -----------
                                                                         129,590
                                                                     -----------
   Transportation (0.8%):
     Southwest Airlines, 9.40%, 7/01/01 ........            150,000      163,875
                                                                     -----------

Total Corporate Bonds
       (cost: $4,483,444) ......................                       4,457,879
                                                                     -----------
U.S. Government And Agency Securities (70.8%):
   U.S. Treasury Notes (56.6%):
     4.75%, 8/31/98 ............................          1,000,000      975,690
     5.13%, 2/28/98 ............................          1,200,000    1,186,092
     5.13%, 11/30/98 ...........................            600,000      587,652
     5.88%, 8/15/98 ............................          1,400,000    1,393,896
     6.00%, 12/31/97 ...........................            400,000      400,472
     6.00%, 10/15/99 ...........................            400,000      397,144
     6.13%, 5/15/98 ............................            500,000      500,675
     6.38%, 1/15/99 ............................            675,000      678,254
     6.88%, 3/31/00 ............................            350,000      355,355
     7.25%, 2/15/98 ............................            150,000      152,399
     7.75%, 12/31/99 ...........................            800,000      832,296
     7.75%, 1/31/00 ............................            950,000      988,969
     8.13%, 2/15/98 ............................            300,000      308,199
     8.25%, 7/15/98 ............................            670,000      694,073
     8.88%, 5/15/00 ............................            150,000      162,015
     9.13%, 5/15/99 ............................            750,000      801,120
     9.25%, 8/15/98 ............................            700,000      738,102
                                                                     -----------
                                                                      11,152,403
                                                                     -----------

                                 See accompanying notes to financial statements.

Schedule of Investments

September 30, 1996

                                                          Principal     Market
Name of Issuer                                              Amount     Value(a)
--------------------------------------------------------------------------------
U.S. Agency Securities (14.2%):
   Federal Home Loan Bank (2.0%):
     5.89%, 7/24/00 ............................           $200,000     $195,522
     5.94%, 6/13/00 ............................            200,000      195,964
     6.84%, 4/20/99 ............................             13,816       13,817
                                                                     -----------
                                                                         405,303
                                                                     -----------
   Federal Home Loan Mortgage Association(8.4%):
     6.00%, 4/01/99 ............................            183,763      179,858
     6.00%, 6/01/01 ............................            493,218      482,737
     6.50%, 12/01/99 ...........................            448,000      443,377
     6.50%, 5/01/01 ............................            491,823      488,287
     7.75%, 11/07/01 ...........................             50,000       52,343
                                                                     -----------
                                                                       1,646,602
                                                                     -----------
   Federal National Mortgage Association (3.8%):
     8.25%, 12/18/00 ...........................            225,000      238,552
     9.05%, 4/10/00 ............................            475,000      511,618
                                                                     -----------
                                                                         750,170
                                                                     -----------
Total U.S. Government And Agency Securities
       (cost: $14,010,666) .....................                      13,954,478
                                                                     -----------
Short-Term Securities (3.2%):
   Repurchase Agreements (3.2%):
     State Street Bank & Trust Co. Master
       Repurchase Agreement, 4.00%, dated
       9/30/96 due 10/01/96, 102% Collateralized
       by U.S. Government Securities (delivery
       value $628,070) .........................            628,000      628,000
                                                                     -----------
Total Short-Term Securities
       (cost: $628,000) ........................                         628,000
                                                                     -----------
Total Investments In Securities
       (cost: $19,122,110)(b)(96.7%)                                  19,040,357
Other Assets Less Liabilities (3.3%)                                     655,990
                                                                     -----------
Net Assets (100%)                                                    $19,696,347
                                                                     ===========

----------
Notes to Schedule of Investments
(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b) Cost is the same for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost as follows:

     Gross unrealized appreciation ...............   $  23,863
     Gross unrealized depreciation ...............    (105,616)
                                                      --------
     Net unrealized depreciation .................   ($ 81,753)
                                                     =========
                                 See accompanying notes to financial statements.

Management Discussion

                      Griffin U.S. Government Income Fund
                 Portfolio Managers: Executive Policy Committee
                       Payden & Rygel Investment Counsel

What were the significant market factors that affected performance?
The rise in interest rates over the past twelve months has been a key determinant to the performance of the U.S. bond market. Investments in securities with maturities longer than five years have had their coupon income offset by declining prices. This has led to minimal returns to investors in securities with maturities longer than ten years and offered primarily coupon income to investors in intermediate-term securities. The U.S. Govern-ment Income Fund's performance for the fiscal year compares favorably to the returns for longer maturity Treasury securities. Despite a period of easing by the Federal Reserve Board, culminating in January when the Federal Funds Rate dropped to 5.25%, the general level of interest rates rose from the beginning of February to April and led to price declines in the fixed income markets. The catalysts prompting the rate increase were labor reports which portrayed a surprising number of new jobs being created. The financial markets, which had expected modest growth, soon anticipated a faster pace of economic expansion as well as greater likelihood of increased inflation.

What strategies and techniques were implemented during the year?
In response to an environment of higher interest rates, the Fund altered its portfolio allocation to emphasize mortgage-backed securities. The allocation enabled the Fund to increase its coupon income which acted as a cushion against falling bond prices. In addition, the Fund shortened its portfolio duration in early 1996 and maintained an increasingly defensive posture through the fiscal year.

What themes can be seen in the current portfolio (industry weightings) and why? The portfolio's allocation towards mortgage pass-through securities has been centered around discount and current coupon Government National Mortgage Association ("GNMA") bonds. Discount and current coupon mortgages provided extra yield to the portfolio without exposing the Fund to the debilitating affect of prepayments if interest rates decline. The Fund is currently holding close to 70% in mortgage-backed securities, with 47% of the portfolio invested in GNMA pass-throughs with coupons in the 7.0% to 8.0% range. The strategy to emphasize mortgages was particularly effective given the pattern of interest rates over the last six months. Since last April, interest rates on ten-year U.S. Treasury notes have remained in a range from 6.5% to 7.0%. Mortgage securities, which tend to perform better when interest rates remain stable, have performed well during this period. The increase in mortgage-backed securities was funded by a decrease in U.S. Treasury securities, specifically longer maturity Treasury bonds. When interest rates rose in the second quarter, longer maturity bonds yielded only a slight premium to ten-year Treasury notes. Due to this lackluster premium, the overall allocation to U.S. Treasury securities was shortened to include more intermediate Treasury notes, which had the dual effect of selling relatively expensive securities and moving the portfolio to a more defensive posture.

What individual security holdings changed significantly during the year?
Over the course of the year the mortgage market has become increasingly stratified between newly issued mortgage pass-throughs and those that are older or "seasoned." Older mortgage pass-throughs have increased in value relative to newer mortgages because they tend to prepay at a slower rate. The Fund recognized the better value inherent in seasoned mortgages and increased its holdings in these securities. The Fund currently owns seasoned pass-throughs with 7.0%, 7.5% and 9.5% coupon rates. The Fund has purchased collateralized mortgage obligations ("CMOs") when the opportunity to own the collateral underlying the CMOs was less expensive than purchasing similar collateral directly in the secondary mortgage market. For example, the Fund recently purchased a CMO backed by seasoned GNMA 10% coupon mortgage-backed securities that were less expensive than purchasing the GNMA directly.

What is the strategy for the next six to twelve months?
Our near-term strategy is to maintain existing allocations in the mortgage and treasury sectors. The market uncertainty regarding the future direction of interest rates should keep interest rate levels in a narrow range. A range-bound market should allow mortgage-backed securities to perform well given their yield advantage. The duration decision, currently neutral, will be dependent on future economic data. In the short term, if tight labor markets force a resurgence in wage pressures, the Federal Reserve Board may be forced to raise interest rates in an effort to maintain control of inflation Under these circumstances the Fund is poised to return to a defensive posture, similar to its stance at the end of the third quarter. Over a longer time horizon, if economic growth slows to below 2% in response to the higher interest rate levels seen earlier this year, a more aggressive portfolio position would be warranted. In this case the Fund may shift to a longer duration portfolio with a higher concentration of U.S. Treasury securities.

                      Griffin U.S. Government Income Fund

The two charts below show the performance of both classes of shares of the Griffin U.S. Government Income Fund compared with the Lehman Brothers Government Bond Index, the Lipper General U.S. Government Funds Average and the Morningstar U.S. Government Bond Fund Average. If you had invested $10,000 in Class A shares of the Griffin U.S. Government Income Fund when the Fund commenced operations on October 19, 1993, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1996. If you had invested $10,000 in Class B shares of the Fund when they were first offered on November 1, 1994, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through September 30, 1996 (assuming a complete redemption on that date). The Lehman Brothers Government Bond Index is an unmanaged index of debt obligations issued by the U.S. Treasury and its agencies. The Lipper General U.S. Government Funds Average is based on a universe of approximately 179 mutual funds tracked by Lipper Analytical Services, Inc. that have investment objectives similar to the Griffin U.S. Government Income Fund. The Morningstar U.S. Government Bond Fund Average is based on a universe of approximately 384 mutual funds tracked by Morningstar, Inc. that have investment objectives similar to that of the Griffin U.S. Government Income Fund. In future reports the Morningstar Average will not be presented in the accompanying line graph, as we feel the categorization of the funds included in the Lipper Average is a more accurate representation of the Fund's peer group than that presented by Morningstar. It is important to keep in mind that Fund performance as depicted in the charts reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum applicable contingent deferred sales charge (CDSC) of 4% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

Griffin U.S. Government Income Fund Class A

[CHART APPEARS HERE]

Average Annual Returns
(reflects deduction of 4.5% sales charge)
One year ..................... -0.17%
Since Inception ..............  3.33%

Value of $10,000 Invested

    Griffin U.S.                        Lehman Bros.                Lipper General                 Morningstar
 Government Income                    Government Bond              U.S. Govt. Funds           U.S. Government Bond
        Fund                               Index                       Average                    Funds Average
             Dollar                             Dollar                       Dollar                        Dollar
  Months     Value                    Months    Value              Months    Value              Months     Value
  ------     -----                    ------    -----              ------    -----              ------     -----
Initial       $9,550                 Initial    $10,000           Initial    $10,000           Initial     $10,000
Nov           $9,530                 Nov         $9,884           Nov         $9,885           Nov          $9,919
Dec           $9,601                 Dec         $9,923           Dec         $9,929           Dec          $9,963
Jan '94       $9,720                 Jan '94    $10,059           Jan '94    $10,054           Jan '94     $10,064
Feb           $9,586                 Feb         $9,845           Feb         $9,853           Feb          $9,903
Mar           $9,316                 Mar         $9,624           Mar         $9,608           Mar          $9,709
Apr           $9,242                 Apr         $9,548           Apr         $9,510           Apr          $9,623
May           $9,282                 May         $9,535           May         $9,486           May          $9,601
Jun           $9,289                 Jun         $9,513           Jun         $9,445           Jun          $9,575
Jul           $9,445                 Jul         $9,688           Jul         $9,604           Jul          $9,705
Aug           $9,464                 Aug         $9,690           Aug         $9,601           Aug          $9,714
Sep           $9,375                 Sep         $9,554           Sep         $9,451           Sep          $9,600
Oct           $9,355                 Oct         $9,547           Oct         $9,425           Oct          $9,584
Nov           $9,358                 Nov         $9,530           Nov         $9,405           Nov          $9,551
Dec           $9,449                 Dec         $9,588           Dec         $9,475           Dec          $9,603
Jan '95       $9,615                 Jan '95     $9,766           Jan '95     $9,645           Jan '95      $9,752
Feb           $9,836                 Feb         $9,976           Feb         $9,859           Feb          $9,943
Mar           $9,874                 Mar        $10,039           Mar         $9,908           Mar          $9,993
Apr           $9,989                 Apr        $10,171           Apr        $10,028           Apr         $10,103
May          $10,304                 May        $10,581           May        $10,410           May         $10,419
Jun          $10,389                 Jun        $10,662           Jun        $10,473           Jun         $10,478
Jul          $10,332                 Jul        $10,623           Jul        $10,423           Jul         $10,451
Aug          $10,480                 Aug        $10,747           Aug        $10,552           Aug         $10,557
Sep          $10,594                 Sep        $10,850           Sep        $10,659           Sep         $10,642
Oct          $10,743                 Oct        $11,015           Oct        $10,811           Oct         $10,768
Nov          $10,914                 Nov        $11,187           Nov        $10,970           Nov         $10,905
Dec          $11,102                 Dec        $11,346           Dec        $11,129           Dec         $11,029
Jan          $11,124                 Jan        $11,415           Jan        $11,178           Jan         $11,090
Feb          $10,886                 Feb        $11,182           Feb        $10,929           Feb         $10,911
Mar          $10,775                 Mar        $11,089           Mar        $10,830           Mar         $10,837
Apr          $10,710                 Apr        $11,018           Apr        $10,747           Apr         $10,780
May          $10,694                 May        $10,999           May        $10,709           May         $10,755
Jun          $10,822                 Jun        $11,141           Jun        $10,834           Jun         $10,864
Jul          $10,843                 Jul        $11,169           Jul        $10,853           Jul         $10,889
Aug          $10,853                 Aug        $11,145           Aug        $10,819           Aug         $10,874
Sep          $11,019                 Sep        $11,330           Sep        $10,998           Sep         $11,028


Griffin U.S. Government Income Class B

[CHART APPEARS HERE]

Average Annual Returns
(One year total return and total return since
 inception reflect deduction of 5% and 4%
 contingent deferred sales charges, respectively)
One year ..................... -1.49%
Since Inception ..............  6.60%

Value of $10,000 Invested


      Griffin U.S.                     Lehman Bros. Government                Lipper General U.S.               Morningstar U.S.
 Government Income Fund                       Bond Index                       Government Funds                Government Bond Funds
                                                                                   Average                          Average
                   Dollar                                Dollar                               Dollar                          Dollar
Months             Value               Months            Value              Months            Value        Months             Value
------            -------              ------           -------             ------           -------       ------            -------
Initial           $10,000              Initial          $10,000             Initial          $10,000        Initial          $10,000
Nov               $10,027              Nov               $9,982             Nov               $9,979        Nov               $9,966
Dec               $10,114              Dec              $10,043             Dec              $10,053        Dec              $10,020
Jan '95           $10,288              Jan '95          $10,230             Jan '95          $10,233        Jan '95          $10,176
Feb               $10,521              Feb              $10,450             Feb              $10,460        Feb              $10,375
Mar               $10,557              Mar              $10,515             Mar              $10,512        Mar              $10,427
Apr               $10,687              Apr              $10,653             Apr              $10,639        Apr              $10,542
May               $11,007              May              $11,083             May              $11,045        May              $10,872
Jun               $11,092              Jun              $11,168             Jun              $11,112        Jun              $10,933
Jul               $11,039              Jul              $11,127             Jul              $11,059        Jul              $10,905
Aug               $11,180              Aug              $11,257             Aug              $11,196        Aug              $11,016
Sep               $11,308              Sep              $11,365             Sep              $11,309        Sep              $11,104
Oct               $11,462              Oct              $11,538             Oct              $11,471        Oct              $11,236
Nov               $11,640              Nov              $11,718             Nov              $11,639        Nov              $11,379
Dec               $11,823              Dec              $11,884             Dec              $11,808        Dec              $11,509
Jan               $11,855              Jan              $11,956             Jan              $11,860        Jan              $11,572
Feb               $11,584              Feb              $11,712             Feb              $11,596        Feb              $11,385
Mar               $11,474              Mar              $11,615             Mar              $11,490        Mar              $11,308
Apr               $11,400              Apr              $11,541             Apr              $11,403        Apr              $11,248
May               $11,378              May              $11,521             May              $11,362        May              $11,222
Jun               $11,497              Jun              $11,670             Jun              $11,495        Jun              $11,336
Jul               $11,527              Jul              $11,699             Jul              $11,515        Jul              $11,362
Aug               $11,533              Aug              $11,673             Aug              $11,479        Aug              $11,347
Sep               $11,305              Sep              $11,867             Sep              $11,669        Sep              $11,507

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Investments

Griffin U.S. Government Income Fund

September 30, 1996

[PIE CHART APPEARS HERE]

U.S. Treasury Notes & Bonds                  12%
Mortgage-Backed Securities                   68%
U.S. Government Agency Securities             6%
U.S. Government Agency Notes                 14%

Investment Categories Reflect Percentages of Investments in Securities

                                                          Principal     Market
Name of Issuer                                              Amount     Value(a)
--------------------------------------------------------------------------------
(Percentage of each investment category relate to total net assets)
Mortgage-Backed Securities (68.3%):
   Government National Mortgage Association (58.7%):
     6.50%, 10/15/23-1/15/24 .......................    $1,818,378    $1,699,601
     7.00%, 8/15/23-5/15/26 ........................     6,946,750     6,697,875
     7.50%, 3/15/24-3/15/26 ........................     6,412,987     6,345,700
     8.00%, 10/15/24-8/15/26 .......................     9,291,577     9,381,520
     9.50%, 8/15/09-8/15/20 ........................     2,885,014     3,091,340
     11.00%, 2/15/10-10/15/18 ......................       290,776       324,942
     12.50%, 12/15/10-6/15/15 ......................        86,850       100,664
     13.00%, 8/15/12 ...............................        44,497        51,700
                                                                     -----------
                                                                      27,693,342
                                                                     -----------
   Federal Home Loan Mortgage Corporation (1.7%):
     9.50%, 12/01/04 ...............................       538,588       562,151
     9.50%, 11/01/05 ...............................       215,010       224,417
                                                                     -----------
                                                                         786,568
                                                                     -----------
   Federal National Mortgage Association (3.3%):
     10.00%, 7/01/21 ...............................     1,449,917     1,578,597
                                                                     -----------
   Collateralized Mortgage Obligations (4.6%):
     Federal Home Loan Mortgage Corporation,
     Series 80, Class E, 8.60%, 6/15/19 ............       169,182       171,183
                                                                     -----------
     Federal National Mortgage Association,
     Series 1989-48, Class G, 8.00%, 3/25/18 .......       178,598       180,915
                                                                     -----------
     L. F. Rothschild Mortgage Trust,
     Series 3, Class Z, 9.95%, 9/01/17 .............     1,672,079     1,807,200
                                                                     -----------
   Total Collateralized Mortgage Obligations
     (cost: $2,150,654) ............................                   2,159,298
                                                                     -----------
Total Mortgage-Backed Securities
   (cost: $32,115,524) .............................                  32,217,805
                                                                     -----------
U.S. Government and Agency Securities (18.4%):
   U.S. Agency Securities (6.4%):
     Private Export Funding Corporation,
       5.50%, 3/15/01 ................................    2,000,000    1,907,500
                                                                     -----------
   Federal National Mortgage Association,
     8.10%, 8/12/19 ..................................    1,000,000    1,089,260
                                                                     -----------
   U.S. Government Securities (12.0%):
     U.S. Treasury Notes (10.9%):
     5.00%, 2/15/99 ..................................    1,000,000      973,600
     6.13%, 5/15/98 ..................................    1,000,000    1,001,350
     6.25%, 5/31/00 ..................................    3,200,000    3,184,130
                                                                     -----------
                                                                       5,159,080
                                                                     -----------
     U.S. Treasury Bonds (1.1%):
     7.25%, 8/15/22 ..................................      500,000      510,840
                                                                     -----------
Total U.S. Government and Agency Securities
   (cost: $8,963,890) ................................                 8,666,680
                                                                     -----------
Short-Term Securities (13.5%):
   Federal Home Loan Mortgage Corporation (13.5%):
     5.20%, 10/21/96 (b) .............................    3,000,000    2,991,333
     5.65%, 10/01/96 (b) .............................    3,400,000    3,400,000
                                                                     -----------
                                                                       6,391,333
                                                                     -----------
Total Short-Term Securities (cost: $6,391,333) .......                 6,391,333
                                                                     -----------
Total Investments In Securities
   (cost: $47,470,747)(c)(100.2%)                                     47,275,818
Other Assets Less Liabilities (-0.2%)                                  (119,263)
                                                                     -----------
Net Assets (100%)                                                    $47,156,555
                                                                     ===========

----------
Notes to Schedule of Investments
(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b)  Rate represents annualized yield to maturity at September 30, 1996.
(c) Cost is the same for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

     Gross unrealized appreciation ..........       $ 158,557
     Gross unrealized depreciation ..........        (353,486)
                                                     --------
     Net unrealized depreciation ............       ($194,929)
                                                    =========
                                 See accompanying notes to financial statements.

Management Discussion

                               Griffin Bond Fund
                  Portfolio Managers: Matthew N. Fontaine and
         Arthur J. MacBride, The Boston Company Asset Management, Inc.

What were the significant market factors that affected performance?
The fixed income market enjoyed a strong rally during the first quarter of the fiscal year as the prospect for a balanced budget amendment drove yields on 30-year Treasury bonds down to 5.95%. In January, the market sold off as the likelihood for a balanced budget amendment decreased and investors began to fear that strong economic growth would create inflationary pressures. From late April through the end of September, the yield on 30-year Treasury bonds fluctuated in a trading range between 6.75% and 7.20% as investors looked to inconclusive economic data in their attempt to determine the nature of Federal Reserve policy and the effects of a growing economy on inflation. Throughout the past year, the yield advantage of corporate bonds to comparable maturity U.S. Treasury securities has narrowed as the economic expansion continued to lead to improved credit quality.

What strategies and techniques were implemented during the year?
Throughout the past year, the Fund has maintained a 65-75% allocation to corporate bonds due to the relative value of this sector. We have avoided bonds from issuers in cyclical industries such as steel, paper, and chemical issues. We have, however, found value in financial issuers, which provide good relative value versus other types of corporate bonds. Throughout the year, the Fund maintained a 10% weighting in dollar-denominated "Yankee" bonds, which have offered more attractive spreads over U.S. Treasury securities than similar U.S. corporate bonds. We have reduced the Fund's mortgage weighting, although we have selectively found value in this sector. The remainder has been allocated to U.S. Treasury securities, which comprise approximately 20% of the portfolio.

What themes can be seen in the current portfolio (industry weightings) and why? We have reduced the Fund's exposure to cyclical industrials as we expect growth to taper over the next year. Currently, the portfolio maintains a full weighting in Yankee bonds and financial corporates, which offer solid relative value versus industrials. Mortgage-backed securities continue to comprise about 10% of the portfolio, reflecting our belief that they are attractively priced compared to other asset classes. Currently, the portfolio is positioned with a neutral duration to the market as we have not identified any clear trend regarding the level of interest rates.

What individual security holdings changed significantly during the year? Because the Bond Fund is well diversified, we have not added any new issues which comprise more than 3% of the portfolio. However, we have initiated positions in bonds of several domestic financial issuers including First National Bank of Boston, Sanwa Business Credit and NationsBank Corporation. In addition, we increased the Fund's exposure to Sears Roebuck & Company and Merrill Lynch & Company, Inc., which were both subsequently upgraded by the rating agencies. Two additions in the Yankee sector were Wharf Capital International and Mass Transit Railway, both located in Hong Kong.

What is the strategy for the next six to twelve months?
Our strategy for the next year will continue to be driven by our value oriented, research driven, and risk averse approach. The Fund's investment process utilizes a blend of quantitative analysis as well as fundamental research. For the remainder of 1996 and the first half of 1997 we expect the economy to continue to show moderate strength. The inflation outlook remains stable but concern is rising because the low levels of unemployment are resulting in a very tight labor market. We continue to be concerned about the low yield advantage offered by corporate bonds. As a result, we are taking a cautious approach to security selection and have avoided cyclical issues in particular. Corporate bond issuance should continue at a torrid pace, and we will take an opportunistic approach to this sector if spreads widen.

The two charts below show the performance of both classes of shares of the Griffin Bond Fund compared with the Lehman Brothers Corporate Bond Index, Lipper Corporate Debt A Rated Funds Average and the Morningstar Corporate High Quality Bond Fund Average. If you had invested $10,000 in Class A shares of the Griffin Bond Fund when the Fund commenced operations on October 19, 1993, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1996. If you had invested $10,000 in Class B shares of the Fund when they were first offered on November 1, 1994, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through September 30, 1996 (assuming a complete redemption on that date). The Lehman Brothers Corporate Bond Index is an unmanaged index of only investment grade corporate debt securities. The Lipper Corporate Debt A Rated Funds Average is based on a universe of approximately 119 mutual funds tracked by Lipper Analytical Services, Inc. that have investment objectives similar to the Griffin Bond Fund. The Morningstar Corporate High Quality Bond Fund Average is based on a universe of approximately 239 mutual funds tracked by Morningstar, Inc. that have investment objectives similar to that of the Griffin Bond Fund. In future reports the Morningstar Average will not be presented in the accompanying line graph, as we feel the categorization of the funds included in the Lipper Average is a more accurate representation of the Fund's peer group than that presented by Morningstar. It is important to keep in mind that Fund performance as depicted in the charts reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum applicable contingent deferred sales charge (CDSC) of 4% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

Griffin Bond Fund Class A

[CHART APPEARS HERE]

Average Annual Returns
(reflects deduction of 4.5% sales charge)
One year ..................... -1.48%
Since Inception ..............  1.88%

Value of $10,000 Invested

                                                                                                  Morningstar
    Griffin Bond                        Lehman Bros.               Lipper Corporate              Corporate High
        Fund                           Corporate Bond                Debt A Rated               Quality Bond Fund
                                           Index                    Funds Average                 Funds Average
             Dollar                             Dollar                       Dollar                        Dollar
  Months     Value                    Months    Value              Months    Value              Months     Value
  ------     -----                    ------    -----              ------    -----              ------     -----
Initial       $9,550                 Initial    $10,000           Initial    $10,000           Initial     $10,000
Nov           $9,361                 Nov         $9,806           Nov         $9,868           Nov          $9,931
Dec           $9,412                 Dec         $9,864           Dec         $9,918           Dec          $9,978
Jan '94       $9,552                 Jan '94    $10,055           Jan '94    $10,066           Jan '94     $10,080
Feb           $9,381                 Feb         $9,818           Feb         $9,848           Feb          $9,943
Mar           $9,139                 Mar         $9,516           Mar         $9,588           Mar          $9,794
Apr           $9,008                 Apr         $9,425           Apr         $9,478           Apr          $9,729
May           $8,996                 May         $9,390           May         $9,448           May          $9,718
Jun           $8,981                 Jun         $9,367           Jun         $9,415           Jun          $9,708
Jul           $9,146                 Jul         $9,603           Jul         $9,582           Jul          $9,830
Aug           $9,166                 Aug         $9,614           Aug         $9,582           Aug          $9,845
Sep           $9,025                 Sep         $9,435           Sep         $9,432           Sep          $9,765
Oct           $9,004                 Oct         $9,413           Oct         $9,406           Oct          $9,760
Nov           $8,981                 Nov         $9,398           Nov         $9,380           Nov          $9,740
Dec           $9,034                 Dec         $9,476           Dec         $9,453           Dec          $9,782
Jan '95       $9,207                 Jan '95     $9,677           Jan '95     $9,615           Jan '95      $9,912
Feb           $9,408                 Feb         $9,956           Feb         $9,838           Feb         $10,083
Mar           $9,452                 Mar        $10,037           Mar         $9,906           Mar         $10,146
Apr           $9,584                 Apr        $10,206           Apr        $10,039           Apr         $10,254
May           $9,963                 May        $10,687           May        $10,438           May         $10,540
Jun          $10,034                 Jun        $10,783           Jun        $10,503           Jun         $10,603
Jul           $9,984                 Jul        $10,736           Jul        $10,455           Jul         $10,592
Aug          $10,116                 Aug        $10,909           Aug        $10,590           Aug         $10,694
Sep          $10,247                 Sep        $11,038           Sep        $10,701           Sep         $10,777
Oct          $10,394                 Oct        $11,181           Oct        $10,852           Oct         $10,894
Nov          $10,563                 Nov        $11,395           Nov        $11,020           Nov         $11,023
Dec          $10,746                 Dec        $11,583           Dec        $11,187           Dec         $11,141
Jan 96       $10,802                 Jan 96     $11,658           Jan 96     $11,239           Jan 96      $11,212
Feb          $10,516                 Feb        $11,380           Feb        $10,994           Feb         $11,074
Mar          $10,405                 Mar        $11,284           Mar        $10,906           Mar         $11,025
Apr          $10,293                 Apr        $11,190           Apr        $10,822           Apr         $10,984
May          $10,264                 May        $11,170           May        $10,801           May         $10,981
Jun          $10,388                 Jun        $11,334           Jun        $10,931           Jun         $11,085
Jul          $10,408                 Jul        $11,356           Jul        $10,952           Jul         $11,114
Aug          $10,368                 Aug        $11,320           Aug        $10,923           Aug         $11,117
Sep          $10,567                 Sep        $11,560           Sep        $11,120           Sep         $11,265


Griffin Bond Class B

[CHART APPEARS HERE]

Average Annual Returns
(One year total return and total return since
 inception reflect deduction of 5% and 4%
 contingent deferred sales charges, respectively)
One year ..................... -2.38%
Since Inception ..............  6.36%

Value of $10,000 Invested

                                                                               Lipper Corporate               Morningstar Corporate
     Griffin Bond Fund                 Lehman Bros. Corporate                  Debt A Rated                   High Quality Bond
                                              Bond Index                        Funds Average                    Funds Average
                   Dollar                                Dollar                               Dollar                        Dollar
  Months           Value                 Months          Value               Months           Value           Months        Value
--------          -------              --------         -------             -------          -------         -------       -------
Initial           $10,000              Initial          $10,000             Initial          $10,000         Initial       $10,000
Nov               $10,012              Nov               $9,984             Nov               $9,973         Nov            $9,980
Dec               $10,066              Dec              $10,066             Dec              $10,050         Dec           $10,023
Jan '95           $10,240              Jan '95          $10,280             Jan '94          $10,223         Jan '94       $10,156
Feb               $10,472              Feb              $10,576             Feb              $10,460         Feb           $10,331
Mar               $10,516              Mar              $10,662             Mar              $10,532         Mar           $10,396
Apr               $10,659              Apr              $10,842             Apr              $10,673         Apr           $10,506
May               $11,076              May              $11,353             May              $11,098         May           $10,799
Jun               $11,135              Jun              $11,455             Jun              $11,167         Jun           $10,864
Jul               $11,075              Jul              $11,405             Jul              $11,115         Jul           $10,853
Aug               $11,230              Aug              $11,589             Aug              $11,259         Aug           $10,957
Sep               $11,358              Sep              $11,725             Sep              $11,377         Sep           $11,043
Oct               $11,517              Oct              $11,878             Oct              $11,537         Oct           $11,162
Nov               $11,713              Nov              $12,105             Nov              $11,716         Nov           $11,295
Dec               $11,898              Dec              $12,304             Dec              $11,894         Dec           $11,416
Jan 96            $11,954              Jan 96           $12,384             Jan  96          $11,949         Jan 96        $11,488
Feb               $11,645              Feb              $12,090             Feb              $11,689         Feb           $11,346
Mar               $11,505              Mar              $11,987             Mar              $11,595         Mar           $11,297
Apr               $11,376              Apr              $11,887             Apr              $11,506         Apr           $11,255
May               $11,340              May              $11,866             May              $11,484         May           $11,251
Jun               $11,473              Jun              $12,040             Jun              $11,622         Jun           $11,358
Jul               $11,490              Jul              $12,063             Jul              $11,644         Jul           $11,388
Aug               $11,454              Aug              $12,026             Aug              $11,613         Aug           $11,391
Sep               $11,256              Sep              $12,281             Sep              $11,823         Sep           $11,543

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.
                                     - 14 -

Schedule of Investments

Griffin Bond Fund

September 30, 1996

[PIE CHART APPEARS HERE]

Corporate Bonds                             68%
U.S. Agency Securities                      17%
U.S. Treasury Notes & Bonds                 14%
Other                                        1%

Investment Categories Reflect Percentages of Investments in Securities

                                                          Principal     Market
Name of Issuer                                              Amount     Value(a)
--------------------------------------------------------------------------------
(Percentage of each investment category relate to total net assets)
Asset Backed Securities (0.2%):
   Corporate (0.2%):
     General Motors Acceptance Corporation
       Grantor Trust, 6.30%, 6/15/99 ...............       $63,626       $63,764
                                                                     -----------
Total Asset Backed Securities (cost $63,603): ......                      63,764
                                                                     -----------
Corporate Bonds (68.1%):
   Banking (11.3%):
     Abbey National First Capital
       Corporation, 8.20%, 10/15/04 (b) ............       175,000       185,036
     Chase Manhattan Bank
       6.63%, 1/15/98 ..............................       130,000       130,488
       7.13%, 3/01/05 ..............................       400,000       394,500
     First National Bank of Boston,
       7.38%, 9/15/06 ..............................       270,000       268,988
     First Union Corporation, 9.45%, 8/15/01 .......       246,000       269,678
     Fleet Financial Group, 6.00%, 10/26/98 ........       315,000       312,518
     Golden West Financial, 7.88%, 1/15/02 .........       250,000       260,000
     Malayan Banking Berhad-New York,
       7.13%, 9/15/05 (b) ..........................       100,000        97,500
     Midland Bank PLC, 7.63%, 6/15/06 (b) ..........       400,000       406,000
     NationsBank Corporation
       5.38%, 4/15/00 ..............................       300,000       286,587
       7.25%, 10/15/25 .............................       275,000       255,063
       7.50%, 9/15/06 ..............................       105,000       105,788
     Norwest Corporation, 7.70%, 11/15/97 ..........       200,000       203,200
                                                                     -----------
                                                                       3,175,346
                                                                     -----------
   Electric Utilities (2.3%):
     Florida Power & Light , 5.38%, 4/01/00 ........       305,000       291,132
     Ohio Edison, 8.75%, 2/15/98 ...................       225,000       230,906
     Virginia Electric & Power, 8.88%, 6/01/99 .....       125,000       131,473
                                                                     -----------
                                                                         653,511
                                                                     -----------
   Financial Services (23.6%):
     Aegon, 8.00%, 8/15/06 (b) .....................       314,000       328,387
     American Express Credit, 7.88%, 12/01/96 ......        50,000        50,164
     Associates Corporation, N.A ...................
       6.63%, 5/15/01 ..............................        80,000        79,100
       6.75%, 7/15/01 ..............................        60,000        59,625
       6.75%, 8/01/01 ..............................       145,000       144,094
     BHP Finance U.S.A .............................
       6.69%, 3/01/06 (b) ..........................       204,000       195,840
       7.00%, 12/01/97 (b) .........................       200,000       201,886
     CIT Group Holdings, 8.75%, 4/15/98 ............       110,000       113,850
     Commercial Credit, 5.70%, 3/01/98 .............       175,000       173,688
     Countrywide Funding Corporation,
       8.25%, 7/15/02 ..............................       166,000       173,885
     Donaldson Lufkin & Jenrette,
       6.88%, 11/01/05 .............................       294,000       280,770
     Ford Motor Credit Corp. .......................
       Ford - Global Bond, 6.25%, 2/26/98 ..........       350,000       349,752
       6.85%, 8/15/00 ..............................       250,000       249,688
     Lehman Brothers Incorporated
       6.65%, 7/14/98 ..............................       225,000       225,000
       6.13%, 2/01/01 ..............................       550,000       529,375
     Lincoln National Corporation, 7.25%, 5/15/05 ..       450,000       444,938
     Merrill Lynch & Company Incorporated
       6.00%, 1/15/01 ..............................       150,000       144,375
       6.25%, 1/15/06 ..............................       230,000       212,504
       7.38%, 5/15/06 ..............................       305,000       305,000
     Morgan J.P. & Company
       7.63%, 11/15/98 .............................       250,000       255,403
       7.63%, 9/15/04 ..............................       250,000       257,813
     Paine Webber Group
       7.31%, 8/09/00 ..............................       187,000       187,935
       8.25%, 5/01/02 ..............................       200,000       207,250
     Prudential Insurance, 7.65%, 7/01/07 ..........       255,000       252,131
     Sanwa Business Credit, 7.25%, 9/15/01 (b) .....       270,000       271,688
     Smith Barney Holdings Incorporated,
       6.00%, 3/15/97 ..............................       150,000       150,035
     Travelers/Aetna Property Casualty Corp. .......       500,000       496,875
       6.75%, 4/15/01
     US Leasing International, 8.75%, 12/01/01 .....       285,000       306,731
                                                                     -----------
                                                                       6,647,782
                                                                     -----------
   Industrial Conglomerate (28.6%):
     American Brands, 7.50%, 5/15/99 ..................    120,000       122,114
     Black & Decker
       7.00%, 2/01/06 .................................     50,000        48,625
       7.50%, 4/01/03 .................................    185,000       187,544
     Cardinal Health, 6.00%, 1/15/06 ..................    297,000       272,126
     China Global, 7.75%, 7/05/06 (b) .................    165,000       165,619
     Coca Cola Company, 7.88%, 9/15/98 ................    200,000       205,550
     Columbia/HCA Healthcare
       6.91%, 6/15/05 .................................    300,000       293,511
       7.15%, 3/30/04 .................................    250,000       248,438
     ConAgra Incorporated, 7.13%, 10/01/26 ............    205,000       203,719
     CPC International Incorporated
       6.15%, 1/15/06 .................................    350,000       326,375
       6.88%, 10/15/03 ................................     35,000        34,785
     CSR America Incorporated,
       6.88%, 7/21/05 (b) .............................    300,000       291,375
     General Motors Acceptance Corporation,
       6.63%, 9/19/02 .................................    455,000       444,763
       6.88%, 7/15/01 .................................    215,000       214,194
     General Motors Corporation,
       9.63%, 12/01/00 ................................    350,000       384,234
     GTE Corporation, 8.85%, 3/01/98 ..................    500,000       516,245

                                 See accompanying notes to financial statements.

Schedule of Investments

September 30, 1996

                                                          Principal     Market
Name of Issuer                                              Amount     Value(a)
--------------------------------------------------------------------------------
     GTE South, 6.00%, 2/15/08 ........................   $250,000      $225,000
     Hanson Overseas BV, 6.75%, 9/15/05 (b) ...........    250,000       241,145
     Honeywell Incorporated, 6.60%, 4/15/01 ...........    350,000       345,625
     International Business Machines
       Corporation, 6.38%, 6/15/00 ....................    200,000       198,146
     International Paper Company,
       9.70%, 3/15/00 .................................    160,000       173,462
     Lockheed Martin Corporation
       7.25%, 5/15/06 .................................    110,000       109,725
       7.75%, 5/01/26 .................................    310,000       307,675
     News America Holdings, 7.50%, 3/01/00 (b) ........    350,000       354,375
     Norcen Energy Resources, 7.38%, 5/15/06 (b) ......    120,000       118,500
     Pepsico Incorporated, 7.75%, 10/01/98 ............    300,000       306,471
     Pohang Iron & Steel Company,
       7.38%, 5/15/05 (b) .............................    225,000       221,906
     Sears Roebuck & Company
       5.60%, 11/16/98 ................................    135,000       132,806
       5.71%, 2/06/01 .................................     65,000        61,913
       9.25%, 4/15/98 .................................    165,000       171,935
       9.35%, 7/06/98 .................................    100,000       104,875
       9.38%, 4/08/98 .................................    300,000       312,750
     Wal-Mart Stores, 8.63%, 4/01/01 ..................    350,000       374,276
     Wharf Capital International,
       8.88%, 11/01/04 (b) ............................    130,000       132,113
     WMX Technology Incorporated,
       8.25%, 11/15/99 ................................    200,000       208,424
                                                                     -----------
                                                                       8,060,339
                                                                     -----------
   Transportation (2.3%):
     Federal Express, 10.00%, 9/01/98 .................    175,000       185,647
     Mass Transit Railway, 7.25%, 10/01/05 (b) ........    275,000       268,125
     Southwest Airlines, 7.88%, 9/01/07 ...............    200,000       207,250
                                                                     -----------
                                                                         661,022
                                                                     -----------
Total Corporate Bonds
       (cost: $19,411,122) ............................               19,198,000
                                                                     -----------
Collateralized Mortgage Obligations (0.7%):
   U.S. Agency (0.5%):
     Federal Home Loan Mortgage Corporation (c):
     Series 1435, Class FA, LIBOR
       floater, 6.80%, 12/15/22 .......................      114,463     116,352
     Series 1439, Class QA, Inverse
       COFI floater, 11.58%, 11/15/22 .................       22,616      20,354
                                                                     -----------
                                                                         136,706
                                                                     -----------
   Corporate (0.2%):
     Security Pacific National Bank,
       9.30%, 8/25/19 .................................       42,325      42,774
                                                                     -----------
Total Collateralized Mortgage Obligations
       (cost: $181,349) ...............................                  179,480
                                                                     -----------
U.S. Government And Agency Securities (30.7%):
   U.S. Government Securities (13.8%):
     U.S. Treasury Bonds (13.8%):
       7.13%, 2/15/23 .................................    2,856,000   2,876,963
       7.25%, 5/15/16 .................................      980,000   1,001,286
                                                                     -----------
                                                                       3,878,249
                                                                     -----------
   U.S. Agency Securities (16.9%):
     Federal National Mortgage Association (16.2%):
       6.50%, 9/01/25-8/01/26 .........................      353,855     332,400
       7.00%, 10/01/03-9/01/26 ........................    1,052,092   1,034,315
       7.43%, 8/01/06 .................................      165,826     167,328
       7.50%, 6/01/10-9/01/11 .........................      579,962     583,400
       8.00%, 4/01/10-9/01/26 .........................    1,467,178   1,487,061
       8.50%, 10/01/25-9/01/26 ........................      428,303     439,545
       9.00%, 2/01/25-9/01/26 .........................      502,005     524,123
                                                                     -----------
                                                                       4,568,172
                                                                     -----------
     Government National Mortgage Association (0.7%):
       7.00%, 6/20/26 ..................................     209,285     200,390
                                                                     -----------
Total U.S. Government And Agency Securities
       (cost: $8,672,865) ..............................               8,646,811
                                                                     -----------
Short-Term Securities (0.6%):
   Repurchase Agreement (0.6%):
     State Street Bank & Trust Co.
       Master Repurchase Agreement, 4.00%,
       dated 9/30/96 due 10/01/96,
       102% Collaterized by U.S. Government
       Securities (delivery value $161,018) ............     161,000     161,000
                                                                     -----------
Total Short-Term Securities
       (cost: $161,000) ................................                 161,000
                                                                     -----------
Total Investments In Securities
       (cost: $28,489,939)(d)(100.3%) ..................              28,249,055
Other Assets Less Liabilities (-0.3%) ..................                (75,283)
                                                                     -----------
Net Assets (100%) ......................................             $28,173,772
                                                                     ===========

----------
Notes to Schedule of Investments
(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b) U.S. dollar denominated securities issued by foreign corporations and/or governments.
(c)  Descriptions of certain collateralized mortgage obligations are as follows:
       LIBOR - London InterBank Offered Rate.
       COFI (11th District) - Cost of Funds Index of the Federal Reserve's 11th
          District.
       Inverse floater - represents securities that pay interest at rates that increase (decrease) with a decline (increase) in a specific index. Interest rate disclosed was in effect on September 30, 1996.
       Floater - represents securities that pay interest at rates that increase
          (decrease) with an increase (decrease) in a specific index.  Interest rate disclosed was in effect on September 30, 1996.
(d) Cost is $28,648,068 for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

        Gross unrealized appreciation ............     $  79,521
        Gross unrealized depreciation ............      (478,534)
                                                        --------
        Net unrealized depreciation ..............     ($399,013)
                                                       =========
                                 See accompanying notes to financial statements.

Management Discussion

                          Griffin Municipal Bond Fund
                 Portfolio Managers: Executive Policy Committee
                       Payden & Rygel Investment Counsel

What were the significant market factors that affected performance?
There were two significant factors affecting performance in the municipal bond market this year. The main factor was the change in the direction of interest rates. The Federal Reserve Board lowered the Federal Funds Rate to 5.25% in January 1996. In the subsequent months, economic activity began to exhibit signs of renewed strength, causing market participants to believe that the lowering of interest rates in January would be the Federal Reserve Board's last move for some time. This led to a decline in prices of fixed income securities as investors feared that interest rates would rise. Another factor affecting the municipal bond market was the reduced probability of radical tax reform. In the fourth quarter of 1995, municipal bond prices reflected concern over lower tax rates, and long-term bond yields were unusually high versus the general level of interest rates. Tax reform fears began to abate as the flat tax proposed by Republican Presidential candidate Steve Forbes came under attack and the National Commission on Economic Growth and Tax Reform, appointed by Sen. Dole and Rep. Gingrich, failed to make specific recommendations for tax reform. The municipal bond market reacted positively to the sidelining of the tax reform issue and prices on municipal bonds rose.

What strategies and techniques were implemented during the year?
During the first six months of the Fund's fiscal year the portfolio was positioned with the outlook that interest rates would decline due to low inflation. The Fund's duration was longer than its peers because of this outlook, providing a greater sensitivity to changes in interest rates. As economic numbers began to portray an economy growing moderately during the second quarter of 1996, the Fund's duration was reduced. As continued evidence of strength in the economy, particularly wage-propelled inflation, began to raise concern over a possible increase in interest rates by the Federal Reserve Board, we reduced the duration of the Fund to a more conservative position. Due to the rising interest rate environment, the Fund was positioned more defensively. Our strategy was to more evenly distribute, or "ladder", investments along maturity ranges. The Fund is more laddered in the intermediate to long maturity ranges than during 1995, when the fifteen-year area was emphasized because of its attractive yield, as well as total return potential.

What themes can be seen in the current portfolio (industry weightings) and why? The Griffin Municipal Bond Fund is structured to capture the yield available from longer maturity bonds. Therefore, the Fund invests primarily in securities with maturities greater than ten years. Another important goal of the Fund pertains to mitigation of credit risk. The Fund holds geographically diverse securities, with the greatest single state representation being 11%. General obligation bonds account for one-third of the Fund's total assets. An improved economic climate has generated surpluses in many State budgets, improving the soundness of this type of credit. Revenue bonds, also just over one-third of the Fund's total assets, are concentrated in bonds backed by user fees for essential services, which provide strong support for the bonds. Water revenue bonds not only have enjoyed a sound credit structure, but political consensus is emerging regarding long-term viable planning for water development which further enhances their credit-worthiness.

What individual security holdings changed significantly during the year?
The Griffin Municipal Bond Fund is a diversified fund, and currently no issuer represents more than five percent of the Fund's total assets. Because assets have remained relatively stable throughout the year, no one security has changed significantly.

What is the strategy for the next six to twelve months?
It is our plan to maintain the sector and credit quality allocations in the Fund for the foreseeable future. The Municipal Bond Fund invests in intermediate to long-term investment grade municipal securities. Its duration is currently neutral to the market, and will be maintained there given the current moderate growth economic environment. The duration may be changed depending on the strength of the economy, as portrayed by a wide set of economic indicators, and the risk/reward opportunities associated with changes in those indicators.

Griffin Municipal Bond Fund

The two charts below show the performance of both classes of shares of the Griffin Municipal Bond Fund compared with the Lehman Brothers Municipal Bond Index, the Lipper General Municipal Debt Funds Average and the Morningstar Municipal Bond Fund Average. If you had invested $10,000 in Class A shares of the Griffin Municipal Bond Fund when the Fund commenced operations on October 19, 1993, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1996. If you had invested $10,000 in Class B shares of the Fund when they were first offered on November 1, 1994, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through September 30, 1996 (assuming a complete redemption on that date). The Lehman Brothers Municipal Bond Index is an unmanaged index of debt obligations issued by U.S. states and municipalities. The Lipper General Municipal Debt Funds Average is based on a universe of approximately 238 mutual funds tracked by Lipper Analytical Services, Inc. that have investment objectives similar to the Griffin Municipal Bond Fund. The Morningstar Municipal Bond Fund Average is based on a universe of approximately 516 mutual funds tracked by Morningstar, Inc. that have investment objectives similar to that of the Griffin Municipal Bond Fund. In future reports the Morningstar Average will not be presented in the accompanying line graph, as we feel the categorization of the funds included in the Lipper Average is a more accurate representation of the Fund's peer group than that presented by Morningstar. It is important to keep in mind that Fund performance as depicted in the charts reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum applicable contingent deferred sales charge (CDSC) of 4% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

Griffin Municipal Bond Fund Class A

[CHART APPEARS HERE]

Average Annual Returns
(reflects deduction of 4.5% sales charge)
One year ..................... -0.03%
Since Inception ..............  1.47%

Value of $10,000 Invested

     Griffin                           Lehman Bros.                 Lipper General                 Morningstar
Municipal Bond Fund                    Municipal Bond               Municipal Debt               Municipal Bond
                                           Index                    Funds Average                 Funds Average
             Dollar                             Dollar                       Dollar                        Dollar
  Months     Value                    Months    Value              Months    Value              Months     Value
  ------     -----                    ------    -----              ------    -----              ------     -----
Initial       $9,550                 Initial    $10,000           Initial    $10,000           Initial     $10,000
Nov           $9,423                 Nov         $9,798           Nov         $9,895           Nov          $9,917
Dec           $9,641                 Dec        $10,005           Dec        $10,094           Dec         $10,097
Jan '94       $9,773                 Jan '94    $10,119           Jan '94    $10,210           Jan '94     $10,204
Feb           $9,465                 Feb         $9,857           Feb         $9,937           Feb          $9,967
Mar           $8,941                 Mar         $9,456           Mar         $9,500           Mar          $9,604
Apr           $9,019                 Apr         $9,536           Apr         $9,534           Apr          $9,640
May           $9,068                 May         $9,619           May         $9,620           May          $9,717
Jun           $9,006                 Jun         $9,560           Jun         $9,557           Jun          $9,671
Jul           $9,213                 Jul         $9,735           Jul         $9,726           Jul          $9,819
Aug           $9,235                 Aug         $9,769           Aug         $9,750           Aug          $9,846
Sep           $9,058                 Sep         $9,626           Sep         $9,589           Sep          $9,716
Oct           $8,858                 Oct         $9,454           Oct         $9,405           Oct          $9,568
Nov           $8,665                 Nov         $9,283           Nov         $9,208           Nov          $9,401
Dec           $8,888                 Dec         $9,487           Dec         $9,436           Dec          $9,590
Jan '95       $9,165                 Jan '95     $9,759           Jan '95     $9,719           Jan '95      $9,825
Feb           $9,430                 Feb        $10,043           Feb        $10,010           Feb         $10,075
Mar           $9,548                 Mar        $10,158           Mar        $10,100           Mar         $10,160
Apr           $9,547                 Apr        $10,170           Apr        $10,100           Apr         $10,171
May           $9,852                 May        $10,495           May        $10,416           May         $10,443
Jun           $9,679                 Jun        $10,404           Jun        $10,296           Jun         $10,364
Jul           $9,774                 Jul        $10,502           Jul        $10,362           Jul         $10,436
Aug           $9,894                 Aug        $10,636           Aug        $10,476           Aug         $10,541
Sep           $9,980                 Sep        $10,703           Sep        $10,538           Sep         $10,598
Oct          $10,134                 Oct        $10,858           Oct        $10,701           Oct         $10,733
Nov          $10,331                 Nov        $11,038           Nov        $10,908           Nov         $10,903
Dec          $10,453                 Dec        $11,144           Dec        $11,030           Dec         $11,003
Jan '96      $10,530                 Jan '96    $11,229           Jan '96    $11,083           Jan '96     $11,067
Feb          $10,424                 Feb        $11,152           Feb        $10,996           Feb         $11,004
Mar          $10,228                 Mar        $11,010           Mar        $10,820           Mar         $10,858
Apr          $10,189                 Apr        $10,979           Apr        $10,769           Apr         $10,821
May          $10,173                 May        $10,975           May        $10,774           May         $10,826
Jun          $10,271                 Jun        $11,094           Jun        $10,875           Jun         $10,912
Jul          $10,348                 Jul        $11,195           Jul        $10,971           Jul         $11,003
Aug          $10,321                 Aug        $11,193           Aug        $10,964           Aug         $11,003
Sep          $10,443                 Sep        $11,350           Sep        $11,122           Sep         $11,132


Griffin Municipal Bond Class B

[CHART APPEARS HERE]

Average Annual Returns
(One year total return and total return since
 inception reflect deduction of 5% and 4%
 contingent deferred sales charges, respectively)
One year ..................... -0.78%
Since Inception ..............  6.89%

Value of $10,000 Invested

                                                                               Lipper General                 Morningstar Municipal
  The Griffin Municipal                 Lehman Bros. Municipal                 Municipal Debt                  Bond Funds Average
        Bond Fund                             Bond Index                        Funds Average
                   Dollar                                Dollar                               Dollar                       Dollar
  Months           Value                 Months          Value               Months           Value           Months       Value
--------          -------              --------         -------             -------          -------         -------      -------
Initial           $10,000              Initial          $10,000             Initial          $10,000         Initial      $10,000
Nov                $9,846              Nov               $9,819             Nov               $9,790         Nov           $9,826
Dec               $10,083              Dec              $10,035             Dec              $10,033         Dec          $10,024
Jan '95           $10,405              Jan '95          $10,322             Jan '95          $10,334         Jan '95      $10,269
Feb               $10,701              Feb              $10,622             Feb              $10,643         Feb          $10,530
Mar               $10,830              Mar              $10,745             Mar              $10,739         Mar          $10,619
Apr               $10,825              Apr              $10,757             Apr              $10,739         Apr          $10,630
May               $11,167              May              $11,101             May              $11,075         May          $10,915
Jun               $10,963              Jun              $11,004             Jun              $10,947         Jun          $10,832
Jul               $11,065              Jul              $11,109             Jul              $11,017         Jul          $10,908
Aug               $11,206              Aug              $11,250             Aug              $11,139         Aug          $11,017
Sep               $11,286              Sep              $11,321             Sep              $11,204         Sep          $11,076
Oct               $11,467              Oct              $11,485             Oct              $11,378         Oct          $11,218
Nov               $11,674              Nov              $11,675             Nov              $11,598         Nov          $11,395
Dec               $11,819              Dec              $11,787             Dec              $11,727         Dec          $11,500
Jan '96           $11,888              Jan '96          $11,877             Jan '96          $11,784         Jan '96     $11,567
Feb               $11,762              Feb              $11,796             Feb              $11,692         Feb          $11,501
Mar               $11,536              Mar              $11,645             Mar              $11,505         Mar          $11,348
Apr               $11,500              Apr              $11,613             Apr              $11,451         Apr          $11,309
May               $11,465              May              $11,608             May              $11,455         May          $11,315
Jun               $11,570              Jun              $11,734             Jun              $11,563         Jun          $11,404
Jul               $11,652              Jul              $11,841             Jul              $11,665         Jul          $11,500
Aug               $11,616              Aug              $11,839             Aug              $11,658         Aug          $11,500
Sep               $11,363              Sep              $12,005             Sep              $11,826         Sep          $11,635

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.
                                     - 18 -

Schedule of Investments

Griffin Municipal Bond Fund

September 30, 1996

[PIE CHART APPEARS HERE]

General Obligations                   34%
Transportation                        15%
Water                                 13%
Electric                               7%
Sewer                                  8%
Lease                                  5%
Health care                            6%
Housing                                6%
Sales Tax                              5%
Other                                  1%

Investment Categories Reflect Percentages of Investments in Securities

                                                          Principal     Market
Name of Issuer                                              Amount     Value(a)
--------------------------------------------------------------------------------
(Percentage of each investment category relate to total net assets)
Municipal Long-Term Securities (93.4%):
   Arizona (3.2%):
      Phoenix, Arizona, Series A, 6.25%, 7/01/17 .......    $200,000    $221,750
                                                                      ----------
   California (3.4%):
      California State Department of Water Resources
        5.00%, 12/01/22 ................................     100,000      89,500
        6.00%, 12/01/06 ................................     140,000     150,675
                                                                      ----------
                                                                         240,175
                                                                      ----------
   Florida (5.1%):
      Dade County, Florida Aviation
        Revenue, 5.50%, 10/01/07 .......................     200,000     202,750
      Florida State Board of Education
        Capital Outlay Public Education,
        5.75%, 6/01/15 .................................     150,000     151,500
                                                                      ----------
                                                                         354,250
                                                                      ----------
   Georgia (2.5%):
      Georgia State General Obligation,
        7.20%, 3/01/08 (b) .............................     150,000     175,125
                                                                      ----------
   Illinois (8.1%):
      Du Page County, Illinois General
        Obligation Revenue Bond,
        Stormwater Project, 5.60%, 1/01/21 .............     250,000     246,875
      Metropolitan Pier & Exposition
        Authority Dedicated State Tax
        Revenue Bond, 0.00%, 6/15/01 (c) ...............     400,000     320,000
                                                                      ----------
                                                                         566,875
                                                                      ----------
   Indiana (1.5%):
      Wa-Nee Elementary/High School
        Building Corporation, 6.50%, 7/15/10 ...........     100,000     105,500
                                                                      ----------
   Massachusetts (8.0%):
      Massachusetts Bay Transportation
        Authority General Transportation
        System, 5.60%, 3/01/08 .........................     200,000     205,000
      Massachusetts State General
        Obligation, 5.75%, 2/01/15 .....................     150,000     150,750
      Massachusetts State Water Resources
        5.50%, 11/01/15 ................................     100,000      96,625
        6.00%, 8/01/14 .................................     100,000     102,375
                                                                      ----------
                                                                         554,750
                                                                      ----------
   Michigan (1.0%):
      Michigan State Hospital Financing
        Authority, 5.88%, 7/01/14 ......................      75,000      71,531
                                                                      ----------
   Nevada (1.5%):
      Nevada State General Obligation,
        5.80%, 7/15/08 .................................     100,000     102,250
                                                                      ----------
   New Jersey (3.1%):
      New Jersey State General Obligation,
        6.00%, 2/15/11 .................................     200,000     213,000
                                                                      ----------
   New York (4.5%):
      New York State Environmental
        Facilities Corporation Pollution Control
        Revenue Revolving Fund, 6.80%, 6/15/01 .........     100,000     108,875
      New York, New York General
        Obligation, 6.00%, 2/01/04 .....................     200,000     203,000
                                                                      ----------
                                                                         311,875
                                                                      ----------
   Ohio (7.4%):
      Franklin County, Ohio Hospital
        Revenue, Holy Cross Health
        Systems Corporation, 5.50%, 6/01/01 ............     300,000     307,875
      Ohio State Water Department
        Authority Revenue Fresh Water
        Series, 5.70%, 6/01/09 .........................     200,000     206,250
                                                                      ----------
                                                                         514,125
                                                                      ----------
   Oregon (1.5%):
      Oregon State Department of Transportation
        Revenue, Regional Light Rail
        Fund - Westside Project, 6.25%, 6/01/09 ........     100,000     107,000
                                                                      ----------
   Pennsylvania (8.0%):
      Commonwealth of Pennsylvania
        General Obligation, 5.20%, 6/15/04 .............     250,000     253,438
      Pennsylvania Housing Finance Agency,
        Single Family Mortgage, 4.60%, 10/01/98 ........     300,000     300,375
                                                                      ----------
                                                                         553,813
                                                                      ----------

                                 See accompanying notes to financial statements.

Schedule of Investments

September 30, 1996

                                                          Principal     Market
Name of Issuer                                              Amount     Value(a)
--------------------------------------------------------------------------------
   Puerto Rico (3.0%):
      Puerto Rico Electric Power Authority,
        Electric  Revenue, 6.13%, 7/01/08 ..............    $200,000    $212,000
                                                                      ----------
   South Carolina (2.8%):
      Columbia, South Carolina Water Works &
        Sewer Systems Revenue, 5.38%, 2/01/12 ..........     200,000     197,750
                                                                      ----------
   South Dakota (1.5%):
      South Dakota Housing Development
        Authority, Homeownership
        Mortgage, 6.65%, 5/01/14 .......................     100,000     104,750
                                                                      ----------
   Texas (10.2%):
      Austin, Texas General Obligation,
        5.70%, 9/01/07 .................................     200,000     207,750
      Harris County, Texas Tax and Revenue
        Certificate of Obligation, 6.00%, 12/15/10 .....     200,000     211,000
      San Antonio, Texas Electric &
        Gas Revenue, 5.00%, 2/01/14 ....................     100,000      92,750
      Texas Municipal Power Agency
        Revenue, 5.25%, 9/01/08 (b) ....................     200,000     198,250
                                                                      ----------
                                                                         709,750
                                                                      ----------
   Virginia (5.2%):
      Virginia State Public Building
        Authority Revenue, 5.20%, 8/01/16 ..............     250,000     233,750
      Virginia State Transportation Board
        Revenue, North Virginia Transportation
        District Program, 6.25%, 5/15/12 ...............     120,000     126,000
                                                                      ----------
                                                                         359,750
                                                                      ----------
   Washington (6.3%):
      Seattle, Washington Water System
        Revenue, 5.25%, 12/01/23 .......................     250,000     231,250
      Washington State General Obligation,
        5.75%, 9/01/09 .................................     200,000     205,500
                                                                      ----------
                                                                         436,750
                                                                      ----------
   Wisconsin (5.6%):
      Wisconsin State General Obligation,
        5.13%, 11/01/07 (b) ............................     200,000     197,250
      Wisconsin State Transportation,
        5.50%, 7/01/14 .................................     200,000     194,000
                                                                      ----------
                                                                         391,250
                                                                      ----------
Total Municipal Long-Term Securities
   (cost: $6,416,752) ..................................               6,504,019
                                                                      ----------
Municipal Short-Term Securities (4.2%):
   Colorado (1.4%):
      Colorado Student Obligation Board
        Authority Student Loan Revenue,
        Series A, 3.80%, 10/02/96 (d) ..................     100,000     100,000
                                                                      ----------
   Nevada (1.4%):
      Clark County, Nevada Airport
        Improvement Revenue, Series A-1,
        3.80%, 10/02/96 (d) ............................     100,000     100,000
                                                                      ----------
   Texas (1.4%):
      Grapevine, Texas Industrial Development
        Corporation, Multiple Mode -
        American Airlines, 3.90%, 10/01/96 (d) .........     100,000     100,000
                                                                      ----------
Total Municipal Short-Term Securities
   (cost: $300,000) ....................................                 300,000
                                                                      ----------

Total Investments In Securities
   (cost: $6,716,752) (e) (97.6%) ......................               6,804,019
Other Assets Less Liabilities (2.4%) ...................                 160,967
                                                                      ----------
Net Assets (100%) ......................................              $6,964,986
                                                                      ==========


Short Futures Contracts
-----------------------
Number of                                              Notional      Unrealized
Contracts         Description                      Contract Value   Appr.(Depr.)
--------------------------------------------------------------------------------
4             Municipal Bond, December 1996           ($453,750)        ($2,000)


----------
Notes to Schedule of Investments
(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b) These securities totaling $570,625 have been placed in a segregated account with the custodian in connection with futures contracts.
(c) Rate on these zero coupon bonds represents annualized yield to maturity at September 30, 1996.
(d) These variable rate securities have maturities greater than one year but are redeemable upon demand. For purposes of calculating the Fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.
(e) Cost is the same for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

        Gross unrealized appreciation ....         $111,305
        Gross unrealized depreciation ....          (26,038)
                                                    -------
        Net unrealized appreciation ......          $85,267
                                                    =======

                                 See accompanying notes to financial statements.

 Management Discussion

                        Griffin California Tax-Free Fund
                 Portfolio Managers: Executive Policy Committee
                        Payden & Rygel Investment Counsel

What were the significant market factors that affected performance?
There were two significant factors affecting performance in the municipal bond market this year. The main factor was the change in the direction of interest rates. The Federal Reserve Board lowered the Federal Funds Rate to 5.25% in January 1996. In the subsequent months, economic activity began to exhibit signs of renewed strength, causing market participants to believe that the rate cut in January would be the last for some time. This led to a decline in prices in fixed income securities as investors feared that interest rates would rise in the near future. The second factor affecting the municipal bond market was the reduced probability of radical tax reform. In the fourth quarter of 1995, municipal bond prices reflected concern over lower tax rates, and long-term bond yields were unusually high versus the general level of interest rates. Tax reform fears began to abate as the flat tax proposed by Republican Presidential candidate Steve Forbes came under attack and the National Commission on Economic Growth and Tax Reform, appointed by Sen. Dole and Rep. Gingrich, failed to make specific recommendations for tax reform. The municipal bond market reacted positively to the sidelining of the tax reform issue and prices on municipal bonds rose. This rise in price relative to alternative investments enabled municipal bonds to mitigate some of the effects of the rise in yields that occurred during the year.

What strategies and techniques were implemented during the year?
During the first six months of the Fund's fiscal year the portfolio was positioned with the outlook that interest rates would decline due to low inflation. The Fund's duration was longer than its peers because of this outlook, providing a greater sensitivity to changes in interest rates. As economic numbers began to portray an economy growing moderately during the second quarter of 1996, the Fund's duration was reduced. As continued evidence of strength in the economy, particularly wage-propelled inflation, began to raise concern over a possible increase in interest rates by the Federal Reserve Board, we reduced the duration of the Fund to a more conservative position.

What themes can be seen in the current portfolio (industry weightings) and why? The Fund is comprised of four main types of bonds: general obligation bonds, insured bonds, pre-refunded bonds and revenue bonds. One theme in the portfolio is an emphasis on California State General Obligation bonds. The Fund holds a 20% allocation in State General Obligation bonds, and the strengthening economic picture in the State has led to an improving credit position. Approximately forty percent of the bonds held by the Fund are insured by third party insurance providers, whose enhancement allows the bonds to be rated in the highest rating categories of nationally recognized independent bond rating agencies. A final area of emphasis is high quality water/sewer bonds. These bonds, which depend on user fees for essential services, have experienced positive fundamentals. Within the California water industry, a consensus on water policy has emerged among the various stakeholders. Going forward, agreement on the direction of water policy, its implementation, allocation and financing, strengthens the credit quality of these bonds.

What individual security holdings changed significantly during the year?
The strategy for Fund holdings has been consistent throughout the year. We increased the Fund's allocation to California State General Obligation bonds to 20%, reflecting our confidence in the economic recovery in the State. The increased allocation to the State bonds enhanced the performance of the Fund, when Standard & Poor's investor service raised their credit rating on the State to A+ from A. As a result, State General Obligation bond yields declined relative to other issuers bonds. The narrowing of this yield differential provided positive performance for the Fund.

What is the strategy for the next six to twelve months?
It is our plan to maintain the sector and credit quality allocations in the Fund for the foreseeable future. The portfolio duration is currently neutral to the market, and will be maintained given the current moderate growth economic environment.

The two charts below show the performance of both classes of shares of the Griffin California Tax-Free Fund compared with the Lehman Brothers California Municipal Bond Index, the Lipper CA Municipal Debt Funds Average and the Morningstar California Municipal Bond Fund Average. If you had invested $10,000 in Class A shares of the Griffin California Tax-Free Fund when the Fund commenced operations on October 19, 1993, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1996. If you had invested $10,000 in Class B shares of the Fund when they were first offered on November 1, 1994, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through September 30, 1996 (assuming a complete redemption on that date). The Lehman Brothers California Municipal Bond Index is an unmanaged index of debt obligations issued by the State of California and its municipalities. The Lipper CA Municipal Debt Funds Average is based on a universe of approximately 100 mutual funds tracked by Lipper Analytical Services, Inc. that have investment objectives similar to the Griffin California Tax-Free Fund. The Morningstar California Municipal Bond Fund Average is based on a universe of approximately 162 mutual funds tracked by Morningstar, Inc. that have investment objectives similar to that of the Griffin California Tax-Free Fund. In future reports the Morningstar Average will not be presented in the accompanying line graph, as we feel the categorization of the funds included in the Lipper Average is a more accurate representation of the Fund's peer group than that presented by Morningstar. It is important to keep in mind that Fund performance as depicted in the charts reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum applicable contingent deferred sales charge (CDSC) of 4% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

Griffin California Tax-Free Fund Class A

[CHART APPEARS HERE]

Average Annual Returns
(reflects deduction of 4.5% sales charge)
One year .....................  0.53%
Since Inception ..............  1.15%

Value of $10,000 Invested

                                                                                                   Morningstar
      Griffin                        Lehman California            Lipper California                California
California Tax-Free                    Municipal Bond               Municipal Debt               Municipal Bond
        Fund                               Index                    Funds Average                 Funds Average
             Dollar                             Dollar                       Dollar                        Dollar
  Months     Value                    Months    Value              Months    Value              Months     Value
  ------     -----                    ------    -----              ------    -----              ------     -----
Initial       $9,550                 Initial    $10,000           Initial    $10,000           Initial     $10,000
Nov           $9,306                 Nov         $9,772           Nov         $9,883           Nov          $9,891
Dec           $9,548                 Dec         $9,984           Dec        $10,082           Dec         $10,088
Jan '94       $9,645                 Jan '94    $10,099           Jan '94    $10,193           Jan '94     $10,195
Feb           $9,272                 Feb         $9,820           Feb         $9,938           Feb          $9,941
Mar           $8,828                 Mar         $9,376           Mar         $9,490           Mar          $9,524
Apr           $8,872                 Apr         $9,447           Apr         $9,498           Apr          $9,545
May           $8,928                 May         $9,532           May         $9,583           May          $9,623
Jun           $8,847                 Jun         $9,451           Jun         $9,518           Jun          $9,564
Jul           $9,024                 Jul         $9,637           Jul         $9,700           Jul          $9,738
Aug           $9,050                 Aug         $9,672           Aug         $9,722           Aug          $9,760
Sep           $8,924                 Sep         $9,517           Sep         $9,562           Sep          $9,611
Oct           $8,727                 Oct         $9,340           Oct         $9,372           Oct          $9,433
Nov           $8,590                 Nov         $9,195           Nov         $9,159           Nov          $9,242
Dec           $8,737                 Dec         $9,348           Dec         $9,326           Dec          $9,399
Jan '95       $9,041                 Jan '95     $9,660           Jan '95     $9,644           Jan '95      $9,683
Feb           $9,332                 Feb         $9,983           Feb         $9,956           Feb          $9,969
Mar           $9,400                 Mar        $10,094           Mar        $10,049           Mar         $10,054
Apr           $9,395                 Apr        $10,095           Apr        $10,050           Apr         $10,062
May           $9,682                 May        $10,449           May        $10,389           May         $10,374
Jun           $9,495                 Jun        $10,308           Jun        $10,229           Jun         $10,236
Jul           $9,584                 Jul        $10,408           Jul        $10,284           Jul         $10,303
Aug           $9,737                 Aug        $10,539           Aug        $10,398           Aug         $10,415
Sep           $9,828                 Sep        $10,618           Sep        $10,471           Sep         $10,486
Oct          $10,007                 Oct        $10,804           Oct        $10,659           Oct         $10,656
Nov          $10,185                 Nov        $11,024           Nov        $10,881           Nov         $10,855
Dec          $10,328                 Dec        $11,154           Dec        $11,017           Dec         $10,975
Jan '96      $10,384                 Jan '96    $11,228           Jan '96    $11,059           Jan '96     $11,031
Feb          $10,274                 Feb        $11,153           Feb        $10,977           Feb         $10,962
Mar          $10,102                 Mar        $10,973           Mar        $10,779           Mar         $10,780
Apr          $10,042                 Apr        $10,925           Apr        $10,738           Apr         $10,748
May          $10,033                 May        $10,918           May        $10,749           May         $10,752
Jun          $10,138                 Jun        $11,052           Jun        $10,866           Jun         $10,856
Jul          $10,245                 Jul        $11,161           Jul        $10,984           Jul         $10,968
Aug          $10,223                 Aug        $11,169           Aug        $10,983           Aug         $10,969
Sep          $10,342                 Sep        $11,338           Sep        $11,145           Sep         $11,111


Griffin California Tax-Free Fund Class B

[CHART APPEARS HERE]

Average Annual Returns
(One year total return and total return since
 inception reflect deduction of 5% and 4%
 contingent deferred sales charges, respectively)
One year ..................... -0.30%
Since Inception ..............  7.02%

Value of $10,000 Invested

                                                                            Lipper California             Morningstar California
    Griffin California                    Lehman California                  Municipal Debt                   Municipal Bond
      Tax-Free Fund                      Municipal Bond Index                Funds Average                     Funds Average
                   Dollar                                Dollar                            Dollar                       Dollar
  Months           Value                 Months          Value            Months           Value          Months        Value
--------          -------              --------         -------          -------          -------        -------       -------
Initial           $10,000              Initial          $10,000          Initial          $10,000        Initial       $10,000
Nov                $9,886              Nov               $9,844          Nov               $9,773        Nov            $9,797
Dec               $10,050              Dec              $10,008          Dec               $9,951        Dec            $9,964
Jan '95           $10,382              Jan '95          $10,342          Jan '95          $10,290        Jan '95       $10,264
Feb               $10,726              Feb              $10,688          Feb              $10,624        Feb           $10,568
Mar               $10,799              Mar              $10,807          Mar              $10,722        Mar           $10,658
Apr               $10,775              Apr              $10,808          Apr              $10,723        Apr           $10,667
May               $11,114              May              $11,187          May              $11,085        May           $10,997
Jun               $10,894              Jun              $11,036          Jun              $10,914        Jun           $10,851
Jul               $10,991              Jul              $11,143          Jul              $10,973        Jul           $10,922
Aug               $11,162              Aug              $11,283          Aug              $11,095        Aug           $11,041
Sep               $11,260              Sep              $11,368          Sep              $11,173        Sep           $11,116
Oct               $11,461              Oct              $11,567          Oct              $11,374        Oct           $11,296
Nov               $11,660              Nov              $11,803          Nov              $11,610        Nov           $11,507
Dec               $11,819              Dec              $11,942          Dec              $11,755        Dec           $11,635
Jan '96           $11,878              Jan '96          $12,021          Jan '96          $11,800        Jan           $11,694
Feb               $11,747              Feb              $11,940          Feb              $11,713        Feb           $11,620
Mar               $11,545              Mar              $11,748          Mar              $11,502        Mar           $11,427
Apr               $11,471              Apr              $11,696          Apr              $11,458        Apr           $11,393
May               $11,456              May              $11,689          May              $11,470        May           $11,398
Jun               $11,587              Jun              $11,833          Jun              $11,595        Jun           $11,508
Jul               $11,690              Jul              $11,949          Jul              $11,720        Jul           $11,627
Aug               $11,660              Aug              $11,957          Aug              $11,719        Aug           $11,628
Sep               $11,390              Sep              $12,139          Sep              $11,892        Sep           $11,778

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.
                                     - 22 -

Schedule of Investments

Griffin California Tax-Free Fund

September 30, 1996

[PIE CHART APPEARS HERE]

General Obligations              30%
Sales Tax                        10%
Housing                           8%
Water                            10%
Airport                           4%
Transportation                    4%
Electric                          7%
Leasing                           8%
Education                         4%
Sewer                             6%
Other                             9%

Investment Categories Reflect Percentages of Investments in Securities

                                                       Principal      Market
Name of Issuer                                           Amount      Value(a)
--------------------------------------------------------------------------------
(Percentage of each investment category relate to total net assets)
Municipal Long-Term Securities (90.6%):
   Airport Revenue (4.2%):
      Los Angeles, California Department
        of Airports, 5.50%, 5/15/08 ................   $1,000,000   $1,010,000
                                                                    ----------
   Electric Revenue (7.0%):
      Northern California Transmission
        Revenue Bond, Series A,
        5.25%, 5/01/20 .............................    1,000,000      927,500
      Puerto Rico Electric Power Authority
        Power Revenue, Series U,
        6.00%, 7/01/14 .............................      750,000      757,500
                                                                    ----------
                                                                     1,685,000
                                                                    ----------
   General Obligations (33.5%):
      East Bay, California Regional
        Park District, Series C, 5.50%, 9/01/00 ....      500,000      518,750
      Folsom, California School Facilities
        Project - Series B, 6.00%, 8/01/10 .........      300,000      311,625
      Palo Alto, California Unified
        School District, 5.25%, 8/01/03 ............      500,000      513,750
      Paramount, California Redevelopment
        Agency, 7.35%, 8/01/21 .....................    1,000,000    1,136,250
      Puerto Rico Commonwealth,
        5.65%, 7/01/15 .............................      800,000      802,000
      State of California
        5.50%, 4/01/13 .............................    2,000,000    2,002,500
        6.00%, 8/01/10 .............................      550,000      571,312
        6.10%, 9/01/04 .............................    1,000,000    1,073,750
        6.60%, 2/01/10 (b) .........................    1,000,000    1,108,750
                                                                    ----------
                                                                     8,038,687
                                                                    ----------
   Housing Revenue (6.8%):
      California Housing Finance Agency
        Revenue, Home Mortgage Series F-1,
        6.50%, 2/01/08 .............................    1,060,000    1,118,300
      California Housing Finance Agency
        Revenue, Multi-Unit Rental
        Housing, 6.88%, 8/01/24 ....................      500,000      517,500
                                                                    ----------
                                                                     1,635,800
                                                                    ----------
   Public Improvements (7.6%):
      California State Public Works
        Board Leasing Revenue, Various
        University of California
        Projects, 6.60%, 12/01/22 ..................      500,000      560,625
      Sacramento, California Certificates of
        Participation, Public Facilities Project
        6.00%, 7/01/12 .............................      750,000      754,688
      Santa Barbara County, California
        Certificates of Participation,
        6.40%, 2/01/11 .............................      500,000      512,500
                                                                    ----------
                                                                     1,827,813
                                                                    ----------
   Sales Tax Revenue (7.2%):
      Contra Costa, California Transportation
        Authority Sales Tax Revenue
        Bond, 5.50%, 3/01/01 .......................      500,000      516,875
      San Diego County, California Regional
        Transportation Commission Sales
        Tax Revenue, Series A, 4.75%, 4/01/08 ......      765,000      724,838
      San Francisco, California Bay
        Area Rapid Transit District Sales
        Tax Revenue, 5.35%, 7/01/07 ................      500,000      502,500
                                                                    ----------
                                                                     1,744,213
                                                                    ----------
   Sewer Revenue (5.4%):
      San Francisco, California City & County
        Sewer Revenue, 5.90%, 10/01/08 .............      600,000      620,250
      San Jose-Santa Clara, California
        Water Authority Sewer Revenue
        Bond, Series A, 5.38%, 11/15/20 ............      700,000      665,000
                                                                    ----------
                                                                     1,285,250
                                                                    ----------
   Transportation Revenue (6.0%):
      Long Beach, California Harbor
        Revenue Bond, 5.25%, 5/15/25 ...............    1,000,000      917,500
      Riverside County, California
        Transportation Community Sales
        Tax Revenue, Series A, 5.75%, 6/01/08 ......      500,000      520,625
                                                                    ----------
                                                                     1,438,125
                                                                    ----------
   University/Education Revenue (3.7%):
      California Educational Facilities
        Authority Revenue Bond, Pooled
        College & University Project,
        Series A, 5.15%, 12/01/04 ..................      500,000      494,375
      University of California Certificate
        of Participation, UCLA Center
        Chiller/Cogeneration Project,
        6.00%, 11/01/21 ............................      400,000      402,500
                                                                    ----------
                                                                       896,875
                                                                    ----------
   Water Revenue (9.2%):
      California State Department of Water Resources
        5.00%, 12/01/22 ............................      300,000      268,500
        6.00%, 12/01/06 ............................      500,000      538,125

                                 See accompanying notes to financial statements.

Schedule of Investments

September 30, 1996

                                                          Principal     Market
Name of Issuer                                              Amount     Value(a)
--------------------------------------------------------------------------------
      Los Angeles, California Department
        of Water & Power, Waterworks
        Revenue, 6.20%, 7/01/12 ....................     $600,000     $627,000
      Metropolitan Water District of Southern
        California, 5.75%, 7/01/09 (b) .............      750,000      776,250
                                                                    ----------
                                                                     2,209,875
                                                                    ----------
Total Municipal Long-Term Securities
      (cost: $21,450,818) ..........................                21,771,638
                                                                    ----------


Total Investments In Securities
      (cost: $22,652,717) (c) (95.6%) ..............                22,973,537
Other Assets Less Liabilities (4.4%) ...............                 1,061,825
                                                                    ----------
Net Assets (100%) ..................................               $24,035,362
                                                                   ===========


Short Futures Contracts
-----------------------
Number of                                            Notional       Unrealized
Contracts         Description                     Contract Value   Appr.(Depr.)
-------------------------------------------------------------------------------
  12        Municipal Bond, December 1996          ($1,361,250)        ($6,000)


----------
Notes to Schedule of Investments
(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b) These securities totaling $1,885,000 have been placed in a segregated account with the custodian in connection with futures contracts.
(c) These variable rate securities have maturities greater than one year but are redeemable upon demand. For purposes of calculating the Fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.
(d) Cost is the same for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

         Gross unrealized appreciation ....         $397,619
         Gross unrealized depreciation ....          (82,799)
                                                     -------
         Net unrealized appreciation ......         $314,820
                                                    ========


                                 See accompanying notes to financial statements.

Management Discussion

                          Griffin Growth & Income Fund
                       Portfolio Manager: Quinn R. Stills
                    The Boston Company Asset Management, Inc.

What were the significant market factors that affected performance?
In many respects trends that began in 1995 continued into 1996, driving broader equities to record levels. The Griffin Growth & Income Fund benefited from these trends in several ways. First, many companies continued to extend their growth in earnings. Indeed, financial services, consumer services, technology and health care companies continued to post strong positive earnings surprises. The news of higher earnings drove shares in these sectors to higher levels. A second trend involved interest rates. At the outset of 1996 investors feared that the economy would strengthen and that interest rates would rise. However, by the third quarter of 1996 it was clear that the rate of economic growth was slowing and that interest rates would fall or at least remain relatively low. Falling rates made equities more attractive in general and made financial services stocks more attractive in particular. A final trend that affected performance in 1996 involved corporate restructuring. During 1995 and again in 1996 troubled companies restructured themselves to increase their earnings power or to unlock values that were overshadowed by an underperforming division. Restructurings enabled many stocks to perform well even as their underlying business suffered.

What strategies and techniques were implemented during the year?
In 1996 we worked hard to unearth undervalued companies with improving fundamentals. Our investments in these companies paid handsome dividends to the Fund. As was the case last year, we took advantage of valuation disparities in several multi-division companies whose individual subsidiaries were worth more as separate entities than as single conglomerations. This strategy produced excellent results in the consumer services sector where several department stores separated into individually traded securities. More generally, by investing in the common stock of larger, more established companies that pay regular dividends to their shareholders the Fund was able to earn current income and make distributions to shareholders each quarter of the fiscal year.

What themes can be seen in the current portfolio (industry weightings) and why? We build the Griffin Growth & Income Fund from the bottom-up on a stock-by-stock basis. We do not invest based on any top-down macroeconomic thesis. This bottom-up approach has led to an overweighted position in financial services, consumer services and transportation, and an underweighted position in technology, capital goods and consumer non-durables. Importantly, these sector weights are driven by our desire to invest in the most outstanding values in the market at any given point in time.

What individual security holdings changed significantly during the year? During the year, we realized profits from significant positions in certain stocks, including General Electric, IBM, Chase Manhattan Bank and Safeway. We continued to build the Fund's positions in Polaroid Corp., Woolworth, Harcourt General and Allstate Corp.

What is the strategy for the next six to twelve months?
As we stated previously, we plan to pursue the same strategy that has served us well in the past: namely, we will invest in companies that we believe are inexpensive, undervalued and possess an improving set of fundamentals. We will continue to construct well diversified portfolios to help protect the Fund from a shortfall from any one company. Finally, we will continue to emphasize investments in companies where we have identified a clear catalyst that we expect will unlock the values and propel the shares to higher levels. We must caution, however, that future returns may not meet current levels of performance.

                          Griffin Growth & Income Fund

The two charts below show the performance of both classes of shares of the Griffin Growth & Income Fund compared with the Standard & Poor's 500 Composite Index ("S&P 500"), the Lipper Growth & Income Funds Average and the Morningstar Growth & Income Funds Average. If you had invested $10,000 in Class A shares of the Griffin Growth & Income Fund when the Fund commenced operations on October 19, 1993, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1996. If you had invested $10,000 in Class B shares of the Fund when they were first offered on November 1, 1994, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through September 30, 1996 (assuming a complete redemption on that date). The S&P 500 is an unmanaged index of 500 large capitalization publicly traded stocks. The Lipper Growth & Income Funds Average is based on a universe of approximately 572 mutual funds tracked by Lipper Analytical Services, Inc. that have investment objectives similar to the Griffin Growth & Income Fund. The Morningstar Growth & Income Funds Average is based on a universe of approximately 530 mutual funds tracked by Morningstar, Inc. In future reports the Morningstar Average will not be presented in the accompanying line graph, as we feel the categorization of the funds included in the Lipper Average is a more accurate representation of the Fund's peer group than that presented by Morningstar. It is important to keep in mind that Fund performance as depicted in the charts reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum applicable contingent deferred sales charge (CDSC) of 4% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.


Griffin Growth & Income Fund Class A

[CHART APPEARS HERE]

Average Annual Returns
(reflects deduction of 4.5% sales charge)
One year .....................  12.80%
Since Inception ..............  15.66%

Value of $10,000 Invested

   Griffin Growth                       S&P 500                     Lipper Growth &            Morningstar Growth &
   & Income Fund                         Index                   Income Funds Average          Income Funds Average
             Dollar                             Dollar                       Dollar                        Dollar
  Months     Value                    Months    Value              Months    Value              Months     Value
  ------     -----                    ------    -----              ------    -----              ------     -----
Initial      $10,000                 Initial    $10,000           Initial    $10,000           Initial     $10,000
Nov           $9,619                 Nov         $9,943           Nov         $9,871           Nov          $9,873
Dec           $9,692                 Dec        $10,063           Dec        $10,087           Dec         $10,072
Jan '94      $10,022                 Jan '94    $10,405           Jan '94    $10,408           Jan '94     $10,382
Feb           $9,761                 Feb        $10,122           Feb        $10,203           Feb         $10,164
Mar           $9,392                 Mar         $9,681           Mar         $9,783           Mar          $9,740
Apr           $9,436                 Apr         $9,805           Apr         $9,886           Apr          $9,840
May           $9,716                 May         $9,965           May         $9,984           May          $9,940
Jun           $9,489                 Jun         $9,721           Jun         $9,761           Jun          $9,707
Jul           $9,787                 Jul        $10,040           Jul        $10,036           Jul          $9,975
Aug          $10,112                 Aug        $10,452           Aug        $10,412           Aug         $10,345
Sep           $9,865                 Sep        $10,196           Sep        $10,180           Sep         $10,113
Oct          $10,059                 Oct        $10,424           Oct        $10,296           Oct         $10,226
Nov           $9,776                 Nov        $10,045           Nov         $9,915           Nov          $9,849
Dec           $9,928                 Dec        $10,194           Dec        $10,020           Dec          $9,951
Jan '95      $10,108                 Jan '95    $10,458           Jan '95    $10,169           Jan '95     $10,108
Feb          $10,511                 Feb        $10,865           Feb        $10,558           Feb         $10,493
Mar          $10,879                 Mar        $11,186           Mar        $10,831           Mar         $10,767
Apr          $11,195                 Apr        $11,515           Apr        $11,088           Apr         $11,024
May          $11,636                 May        $11,975           May        $11,451           May         $11,396
Jun          $11,915                 Jun        $12,251           Jun        $11,704           Jun         $11,642
Jul          $12,368                 Jul        $12,658           Jul        $12,102           Jul         $12,031
Aug          $12,513                 Aug        $12,689           Aug        $12,190           Aug         $12,106
Sep          $13,014                 Sep        $13,225           Sep        $12,551           Sep         $12,495
Oct          $12,723                 Oct        $13,177           Oct        $12,385           Oct         $12,358
Nov          $13,315                 Nov        $13,756           Nov        $12,926           Nov         $12,895
Dec          $13,647                 Dec        $14,021           Dec        $13,132           Dec         $13,112
Jan '96      $14,048                 Jan '96    $14,498           Jan '96    $13,480           Jan '96     $13,484
Feb          $14,301                 Feb        $14,633           Feb        $13,665           Feb         $13,673
Mar          $14,442                 Mar        $14,773           Mar        $13,854           Mar         $13,837
Apr          $14,704                 Apr        $14,991           Apr        $14,098           Apr         $14,057
May          $14,957                 May        $15,378           May        $14,365           May         $14,337
Jun          $15,000                 Jun        $15,436           Jun        $14,320           Jun         $14,309
Jul          $14,304                 Jul        $14,754           Jul        $13,704           Jul         $13,693
Aug          $14,774                 Aug        $15,066           Aug        $14,094           Aug         $14,064
Sep          $15,368                 Sep        $15,914           Sep        $14,741           Sep         $14,742


Griffin Growth & Income Fund Class B

[CHART APPEARS HERE]

Average Annual Returns
(One year total return and total return since
 inception reflect deduction of 5% and 4%
 contingent deferred sales charges, respectively)
One year .....................  12.48%
Since Inception ..............  22.76%

Value of $10,000 Invested

  The Griffin Growth &                         S&P 500                        Lipper Growth &             Morningstar Growth &
       Income Fund                             Index                        Income Funds Average          Income Funds Average
                   Dollar                                Dollar                               Dollar                     Dollar
  Months           Value                 Months          Value               Months           Value        Months        Value
Initial           $10,000              Initial          $10,000             Initial          $10,000      Initial       $10,000
Nov                $9,770              Nov               $9,636             Nov               $9,630      Nov            $9,631
Dec                $9,917              Dec               $9,779             Dec               $9,732      Dec            $9,730
Jan '95           $10,087              Jan '95          $10,032             Jan '95           $9,877      Jan '95        $9,884
Feb               $10,490              Feb              $10,423             Feb              $10,254      Feb           $10,261
Mar               $10,852              Mar              $10,731             Mar              $10,520      Mar           $10,528
Apr               $11,157              Apr              $11,046             Apr              $10,769      Apr           $10,780
May               $11,598              May              $11,488             May              $11,121      May           $11,143
Jun               $11,868              Jun              $11,753             Jun              $11,367      Jun           $11,384
Jul               $12,329              Jul              $12,143             Jul              $11,754      Jul           $11,764
Aug               $12,464              Aug              $12,173             Aug              $11,840      Aug           $11,838
Sep               $12,953              Sep              $12,687             Sep              $12,190      Sep           $12,218
Oct               $12,663              Oct              $12,641             Oct              $12,029      Oct           $12,084
Nov               $13,243              Nov              $13,196             Nov              $12,555      Nov           $12,610
Dec               $13,559              Dec              $13,451             Dec              $12,754      Dec           $12,821
Jan '96           $13,968              Jan '96          $13,908             Jan '96          $13,092      Jan '96       $13,185
Feb               $14,210              Feb              $14,037             Feb              $13,272      Feb           $13,370
Mar               $14,337              Mar              $14,173             Mar              $13,456      Mar           $13,531
Apr               $14,598              Apr              $14,381             Apr              $13,693      Apr           $13,746
May               $14,841              May              $14,752             May              $13,952      May           $14,019
Jun               $14,876              Jun              $14,808             Jun              $13,909      Jun           $13,993
Jul               $14,176              Jul              $14,154             Jul              $13,311      Jul           $13,389
Aug               $14,643              Aug              $14,453             Aug              $13,689      Aug           $13,752
Sep               $14,817              Sep              $15,266             Sep              $14,317      Sep           $14,415

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.
                                     - 26 -

Schedule of Investments

Griffin Growth & Income Fund

September 30, 1996

[PIE CHART APPEARS HERE]

Basic Industries                        6%
Capital Goods                           5%
Consumer/ Non-Durable                  12%
Consumer Services                      18%
Energy                                  7%
Financial Services                     15%
Health Care                            11%
Technology                              4%
Utilities                              10%
Cash                                    5%
Miscellaneous                           7%

Investment Categories Reflect Percentages of Investments in Securities

                                                        Number of       Market
Name of Issuer                                           Shares        Value(a)
--------------------------------------------------------------------------------
(Percentage of each investment category relate to total net assets)
Common Stocks (95.0%):
   Basic Industries (6.3%):
      Alumax Inc. (b) ........................           21,100         $706,850
      Bethlehem Steel Corp. (b) ..............           52,900          529,000
      Betzdearborn, Inc. .....................           26,300        1,380,750
      Fresenius Medical Care ADR (b) .........            8,183          190,252
      Grace (WR) & Company ...................            7,800          405,600
      James River Corp. ......................           33,000          911,625
      Louisiana Pacific Corp. ................           25,000          568,750
      Mallinckrodt Group Inc. ................           36,300        1,510,988
      Reynolds Metals Co. ....................           19,700        1,007,163
      Witco Corp. ............................            9,500          312,313
                                                                     -----------
                                                                       7,523,291
                                                                     -----------
   Capital Goods (5.5%):
      Alcatel Alsthom ADR ....................           35,000          590,625
      Ingersoll-Rand .........................           12,000          570,000
      ITT Industries Inc. ....................           24,900          600,713
      Litton Industries Inc. (b) .............           18,000          886,500
      Lockheed Martin Corp. ..................           15,000        1,351,875
      Nokia Corp. ADR ........................           43,500        1,924,875
      Raytheon Co. ...........................           10,500          584,063
                                                                     -----------
                                                                       6,508,651
                                                                     -----------
   Consumer/ Durable (3.4%):
      Black & Decker Corp. ...................           13,200          547,800
      Cooper Tire & Rubber ...................           28,000          605,500
      Ford Motor Co. .........................           24,300          759,375
      Philips Electronics N.V. ADR ...........           36,900        1,323,788
      Snap-On, Inc. ..........................           26,250          843,281
                                                                     -----------
                                                                       4,079,744
                                                                     -----------
   Consumer/ Non-Durable (12.4%):
      Fruit of the Loom Inc. (b) .............           37,000        1,147,000
      Harcourt General .......................           26,800        1,480,700
      Hasbro Inc. ............................           31,000        1,150,875
      Kimberly Clark Corp. ...................           20,500        1,806,563
      Loews Corp. ............................           10,300          796,963
      McGraw-Hill Companies Inc. .............           26,100        1,112,513
      Philip Morris Companies Inc. ...........           14,900        1,337,275
      Polaroid Corp. .........................           37,400        1,645,600
      Reebok International ...................           15,000          521,250
      RJR Nabisco Holdings Corp. .............           15,400          400,400
      Rubbermaid Inc. ........................           29,000          710,500
      Sara Lee Corp. .........................           25,000          893,750
      Tupperware Corp. .......................           23,900        1,171,100
      Unilever N.V. ADR ......................            4,100          646,263
                                                                     -----------
                                                                      14,820,752
                                                                     -----------

   Consumer Services (18.1%):
      American Stores Co. ....................           25,100        1,004,000
      Brinker International Inc. (b) .........           32,600          554,200
      Darden Restaurants .....................           61,300          528,713
      Dayton Hudson Corp. ....................           22,600          745,800
      Deluxe Corp. ...........................           27,400        1,034,350
      Dun & Bradstreet Corp. .................           30,900        1,842,413
      Eckerd Corp. (b) .......................           25,000          700,000
      H & R Block ............................           20,000          595,000
      ITT Corp. (b) ..........................           34,300        1,496,338
      Kroger Co. (b) .........................           42,900        1,919,775
      Melville Corp. .........................           39,500        1,742,938
      News Corporation, Ltd. .................           25,000          521,875
      New York Times Class A .................           34,000        1,147,500
      Pittston Brink's Group .................           30,300          950,663
      Pittston Burlington ....................           13,800          250,125
      Rite Aid Corp. .........................           22,100          801,125
      Safeway Inc. (b) .......................           16,900          720,363
      Tandy Corp. ............................           18,000          726,750
      Toys R Us Holdings (b) .................           60,900        1,773,713
      Woolworth (b) ..........................          120,400        2,483,250
                                                                     -----------
                                                                      21,538,891
                                                                     -----------
Energy (6.9%):
   Amerada Hess Corp. ........................           21,900        1,157,963
   British Petroleum ADR .....................            5,500          687,500
   Coastal Corp. .............................           14,000          577,500
   Dresser Industries Inc ....................           28,400          844,900
   ELF Aquitaine ADR .........................           17,000          669,375
   Exxon Corp. ...............................           12,600        1,048,950
   Horsham Corp. ADR .........................           19,100          310,375
   Mobil Corp. ...............................           10,400        1,203,800
   Repsol SA ADR .............................           10,100          334,563
   Tosco Corp. ...............................           16,000          878,000
   Ultramar Corp. ............................           16,700          505,175
                                                                     -----------
                                                                       8,218,101
                                                                     -----------
Financial Services (14.9%):
   Aetna Inc. ................................           27,500        1,935,313
   Allmerica Financial Corp. .................           17,500          568,750
   Allstate Corp. ............................           30,600        1,507,050
   American Express Co. ......................           20,600          952,750
   American International Group Inc. .........            8,250          831,188
   Bancorp Hawaii Inc. .......................            8,000          312,000
   Bank of Boston Corp. ......................           25,280        1,463,080
   BankAmerica Corp. .........................           13,300        1,092,263

                                 See accompanying notes to financial statements.
                                     - 27 -

Schedule of Investments

September 30, 1996

                                                        Shares or
                                                        Principal       Market
Name of Issuer                                            Amount        Value(a)
--------------------------------------------------------------------------------
   CIGNA Corp. ...............................            8,000         $959,000
   Dean Witter/Discover ......................           10,400          572,000
   Equitable Companies .......................           30,300          780,225
   Everest Reinsurance Holdings ..............           44,800        1,108,800
   Great Western Financial Corp. .............           18,000          477,000
   ITT Hartford Group ........................            5,700          336,300
   Morgan, J.P. & Company Inc. ...............           10,500          933,188
   NationsBank Corp. .........................           13,500        1,172,813
   Republic New York Corp. ...................           11,300          781,113
   SAFECO Corp. ..............................           32,000        1,120,000
   Washington Mutual Inc. ....................           23,700          882,825
                                                                     -----------
                                                                      17,785,658
                                                                     -----------
Health Care (10.4%):
   Allergan Inc. .............................           24,900          949,313
   Baxter International Inc. .................           41,600        1,944,800
   Biomet Inc. (b) ...........................           32,600          533,825
   Bristol-Myers Squibb ......................           25,900        2,496,113
   Ciba-Geigy AG ADR .........................            8,500          540,813
   Columbia/HCA Healthcare Corp. .............           21,652        1,231,458
   Pharmacia & Upjohn Inc. ...................           37,500        1,546,875
   Sandoz AG ADR .............................            7,000          418,250
   Schering-Plough Corp. .....................           18,000        1,107,000
   Tenet Healthcare Inc. (b) .................           54,600        1,214,850
   Watson Pharmaceuticals (b) ................           11,000          412,500
                                                                     -----------
                                                                      12,395,797
                                                                     -----------
Real Estate Investment Trust (1.4%):
   Associated Estates Realty .................            2,100           43,050
   Avalon Properties .........................           14,000          325,500
   Camden Property Trust .....................            2,100           53,813
   Equity Residential Properties Trust .......           11,000          393,250
   Highwoods Properties ......................           14,700          446,513
   Liberty Property Trust ....................           15,200          330,600
   Oasis Residential Inc. ....................            3,000           65,625
                                                                     -----------
                                                                       1,658,351
                                                                     -----------
Technology (3.6%):
   Adobe Systems Inc. ........................           17,400          648,150
   Digital Equipment Corp. (b) ...............           13,900          496,925
   Lucent Technologies Inc. ..................           25,700        1,178,988
   National Semiconductor (b) ................           49,000          986,125
   Quantum Corp. (b) .........................           16,200          284,513
   Scientific-Atlanta Inc. ...................            7,100          112,713
   Seagate Technology Inc. (b) ...............            9,800          547,575
                                                                     -----------
                                                                       4,254,989
                                                                     -----------
Transportation (2.6%):
   Canadian Pacific Ltd. ORD PAR .............           24,100          557,313
   CSX Corp. .................................           12,500          631,250
   Union Pacific Corp. .......................           26,100        1,911,825
                                                                     -----------
                                                                       3,100,388
                                                                     -----------
Utilities (9.5%):
   360 Communications Co. (b) ................           63,533        1,493,026
   A T & T Corp. .............................           33,100        1,729,475
   CMS Energy Corp. ..........................           30,400          915,800
   GTE Corp. .................................           27,100        1,043,350
   Illinova Corp. ............................           34,600          916,900
   MCI Communications Corp. ..................           49,100        1,258,188
   Nynex Corp. ...............................           22,000          957,000
   Pacific Enterprises .......................           12,000          363,000
   Pinnacle West Capital Corp. ...............           23,500          696,188
   Public Service Company of New Mexico ......            9,600          187,200
   Sprint Corp. ..............................           28,100        1,092,388
   Unicom Corp. ..............................           25,000          628,106
                                                                     -----------
                                                                      11,280,621
                                                                     -----------
Total Common Stocks
  (cost: $103,505,608) .......................                       113,165,234
                                                                     -----------

Preferred Stocks (0.0%):
   Basic Industries (0.0%):
      Fresenius USA Inc. (b) .................            7,800                0
                                                                     -----------
Total Preferred Stocks
      (cost: $0) .............................                                 0
                                                                     -----------
Short-Term Securities (4.7%):
   Repurchase Agreement (4.7%):
      State Street Bank & Trust Co., Master
        Repurchase Agreement, 4.0%, dated 9/30/96
        due 10/01/96, 102% Collateralized by
        U.S. Government Securities (delivery
        value $5,663,629) .....................      $5,663,000        5,663,000
                                                                     -----------
Total Short-Term Securities
      (cost: $5,663,000) ......................                        5,663,000
                                                                     -----------

Total Investments in Securities
   (cost: $109,168,608)(c)(99.7%) .............                      118,828,234
Other Assets Less Liabilities (0.3%) ..........                          315,237
                                                                     -----------
Net Assets (100%) .............................                     $119,143,471
                                                                    ============


----------
Notes to Schedule of Investments
(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b)  Currently non-income producing.
(c) Cost is $109,391,647 for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

           Gross unrealized appreciation ....        $11,761,637
           Gross unrealized depreciation ....         (2,325,050)
                                                      ----------
           Net unrealized appreciation ......         $9,436,587
                                                      ==========
                                 See accompanying notes to financial statements.

Management Discussion

                               Griffin Growth Fund
                 Portfolio Manager: Richard T. Whitney, Chairman
          Investment Advisory Committee, T. Rowe Price Associates, Inc.

What were the significant market factors that affected performance?
The first nine months of 1996, like 1995 before it, have been a wonderful period for investing in equities. Good overall economic conditions - low interest rates, stable economic growth and low inflation - have created an ideal environment for the stock markets, and strong cash flows into growth-oriented mutual funds helped provide the catalyst for high returns. In the universe of smaller growth companies, technology, financial and health care stocks were the best performers, while the worst sector was utilities. Although market volatility has picked up in 1996, our expectations of "normal" have been skewed by the extraordinarily calm years of 1994 and 1995. This year's pattern of returns - even the summer's correction - has been quite typical by longer term standards. The Fund has bounced back nicely from the correction, but July's performance should remind us that prices of rapidly growing companies can be even more volatile than that of the market as a whole.

What strategies and techniques were implemented during the year?
Our basic strategy for managing the Griffin Growth Fund is to invest in the common stock of medium-capitalization companies exhibiting (or expected to exhibit) significantly above average earnings growth. Unlike most mutual fund managers, we are committed to a strategy of remaining fully invested, since over the long run equity returns have exceeded those from other investments. In addition, few funds can show consistent success at timing the market. We also intend to maintain a very well-diversified portfolio - currently over 280 stocks. This keeps the biggest single holding in the Fund down around 1% of total assets, which dampens the impact a single stock can have on the portfolio. When investing in stocks where movements of 20% or more in a single day are not uncommon, limiting the impact of any one stock helps reduce overall portfolio volatility.

What themes can be seen in the current portfolio (industry weightings) and why? The Fund is overweighted in technology, business services and health care stocks. Under-weighted sectors include natural resources, utilities and financial stocks. These positions can be explained by the search for companies capable of posting consistently strong earnings growth. Companies such as Oracle, a leading vendor of database software, or Cisco Systems, which makes computer communication equipment typify the style of investment the Fund seeks to make. Paychex, a payroll processing firm rapidly expanding and gaining market share is an example from the business services sector. The biggest differences between the Fund and its benchmark, the S&P MidCap 400 Index, are in technology and utilities. We underweight utilities because there is simply not much earnings growth found in this sector. While there may be individual stocks that can grow, on the whole it is a very mature sector. The technology sector, on the other hand, includes many stocks that are early in their life cycles. Even the larger technology stocks in the portfolio are still quite capable of increasing their sales and earnings as new products are developed or existing products penetrate new markets.

What individual security holdings changed significantly during the year?
As the Fund's assets have grown rapidly during the past year, our largest holdings are those we have been most actively purchasing. These include HFS Inc., which franchises and operates consumer lodging, and Clear Channel Communications, owner of a nationwide network of radio stations. We made relatively few sales during the year, as strong cash flows allowed us to buy new stocks without having to sell others that we thought were reasonably good holdings. Stocks are sold, however, if their growth prospects fade; an example of this is Bay Networks, a networking hardware firm facing a difficult product transition.

What is the strategy for the next six to twelve months?
The Fund invests in the most dynamic sector of the stock market - rapidly growing companies. Our goal is to capture the performance of this sector and to do so in a efficient manner - fully invested, with low turnover and high diversification. We will continue to employ this approach. The past few years have seen exceptional performance from smaller growth companies, and since its inception in June of 1995, the Griffin Growth Fund has shared in this good outcome. We should keep in mind that recent returns for this style of investing have been significantly better than the long term averages, and therefore investors should not be surprised if future returns are not as strong.

                              Griffin Growth Fund

The two charts below show the performance of both classes of shares of the Griffin Growth Fund compared with the Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index") and the Lipper Mid Cap Equity Funds Average. If you had invested $10,000 in Class A shares of the Griffin Growth Fund when the Fund commenced operations on June 12, 1995, reinvesting all dividends, the top chart would track the value of your investment through the period ended September 30, 1996. If you had invested $10,000 in Class B shares of the Fund when they were first offered on June 12, 1995, assuming all dividends were reinvested, the bottom chart would track the performance of your investment through September 30, 1996 (assuming a complete redemption on that date). The S&P MidCap 400 Index is an unmanaged index of 400 publicly traded, middle capitalization stocks. The Lipper Mid Cap Equity Funds Average is based on a universe of approximately 169 mutual funds tracked by Lipper Analytical Services, Inc. that have investment objectives similar to that of the Griffin Growth Fund. It is important to keep in mind that Fund performance as depicted in the charts reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum applicable contingent deferred sales charge (CDSC) of 4% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

Griffin Growth Fund Class A

[CHART APPEARS HERE]

Average Annual Returns
(reflects deduction of 4.5% sales charge)
One year .....................  13.02%
Since Inception ..............  23.53%

Value of $10,000 Invested

    Griffin Growth                      S&P MidCap 400              Lipper Mid Cap
        Fund                                Index                 Equity Funds Average
             Dollar                             Dollar                       Dollar
  Months     Value                    Months    Value              Months    Value
  ------     -----                    ------    -----              ------    -----
Initial       $9,550                 Initial    $10,000
Jun '95       $9,827                 Jun '95    $10,265           Jun '95    $10,000
Jul          $10,524                 Jul        $10,800           Jul        $10,675
Aug          $10,715                 Aug        $11,000           Aug        $10,813
Sep          $11,135                 Sep        $11,266           Sep        $11,101
Oct          $10,983                 Oct        $10,976           Oct        $10,832
Nov          $11,441                 Nov        $11,454           Nov        $11,213
Dec          $11,359                 Dec        $11,425           Dec        $11,310
Jan '96      $11,435                 Jan '96    $11,592           Jan '96    $11,393
Feb          $11,933                 Feb        $11,985           Feb        $11,792
Mar          $12,000                 Mar        $12,129           Mar        $11,998
Apr          $12,834                 Apr        $12,500           Apr        $12,630
May          $13,140                 May        $12,669           May        $12,997
Jun          $12,680                 Jun        $12,479           Jun        $12,602
Jul          $11,608                 Jul        $11,636           Jul        $11,595
Aug          $12,240                 Aug        $12,308           Aug        $12,277
Sep          $13,179                 Sep        $12,845           Sep        $13,012


Griffin Growth Class B

[CHART APPEARS HERE]

Average Annual Returns
(One year total return and total return since
 inception reflect deduction of 5% and 4%
 contingent deferred sales charges, respectively)
One year .....................  12.80%
Since Inception ..............  24.56%

Value of $10,000 Invested

                                           S&P MidCap 400                       Lipper Mid Cap
 The Griffin Growth Fund                       Index                         Equity Funds Average
                   Dollar                                Dollar                               Dollar
  Months           Value                 Months          Value               Months           Value
--------          -------              --------         -------             -------          -------
Initial           $10,000              Initial          $10,000             Jun '95          $10,000
Jun '95           $10,270              Jun '95          $10,265             Jul              $10,675
Jul               $11,020              Jul              $10,800             Aug              $10,813
Aug               $11,220              Aug              $11,000             Sep              $11,101
Sep               $11,650              Sep              $11,266             Oct              $10,832
Oct               $11,490              Oct              $10,976             Nov              $11,213
Nov               $11,970              Nov              $11,454             Dec              $11,310
Dec               $11,871              Dec              $11,425             Jan '96          $11,393
Jan '96           $11,951              Jan '96          $11,592             Feb              $11,792
Feb               $12,472              Feb              $11,985             Mar              $11,998
Mar               $12,532              Mar              $12,129             Apr              $12,630
Apr               $13,403              Apr              $12,500             May              $12,997
May               $13,714              May              $12,669             Jun              $12,602
Jun               $13,233              Jun              $12,479             Jul              $11,595
Jul               $12,111              Jul              $11,636             Aug              $12,277
Aug               $12,762              Aug              $12,308             Sep              $13,012
Sep               $13,325              Sep              $12,845

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.
                                     - 30 -

Schedule of Investments

Griffin Growth Fund

September 30, 1996

[PIE CHART APPEARS HERE]

Business Services                   8%
Capital Equipment                   3%
Consumer Non-Durables               4%
Financial Services                 10%
Health Care                        16%
Media & Communications              7%
Resources                           5%
Retailing                           9%
Technology                         30%
Cash                                3%
Other                               5%

Investment Categories Reflect Percentages of Investments in Securities

                                                        Number of       Market
Name of Issuer                                           Shares        Value(a)
--------------------------------------------------------------------------------
(Percentage of each investment category relate to total net assets)
Common Stocks (100.5%):
   Business Services (8.1%):
      Accustaff Incorporated (b) .................          2,500        $64,688
      Apollo Group Incorporated (b) ..............          1,500         40,125
      Catalina Marketing Corp. (b) ...............          2,300        122,475
      Checkpoint Systems Incorporated (b) ........          3,000         79,500
      Concord EFS Incorporated (b) ...............          2,950         75,963
      CUC International (b) ......................          4,212        167,954
      Eckerd Corporation (b) .....................          3,700        103,600
      Heritage Media Corp. (b) ...................          3,200         60,400
      Interim Services Incorporated (b) ..........          2,000         85,500
      Kelly Services CL A ........................          1,500         42,563
      Manpower ...................................          2,000         66,500
      Mutual Risk Management LTD .................          2,800         81,200
      Paychex Inc. ...............................          2,100        121,800
      Quintiles Transnational Corporation (b) ....          1,000         73,250
      Raychem Corp. ..............................          1,200         90,000
      Reuters Holdings PLC ADR ...................          1,800        124,650
      Robert Half International Inc (b) ..........          2,800        103,250
      Romac International (b) ....................          2,200         67,100
      Security Capital Pacific Trust .............          2,500         52,813
      Sylvan Learning Systems (b) ................          1,700         69,700
      U.S.A. Waste Services (b) ..................          5,750        181,125
                                                                      ----------
                                                                       1,874,156
                                                                      ----------
   Capital Equipment (3.1%):
      Agco  Corp. ...................................       2,800         71,400
      Alamo Group Inc. ..............................       3,200         46,800
      Alco Standard Corp. ...........................       2,100        104,738
      Cascade Corp. .................................       1,000         12,000
      Commercial Metals Co. .........................       2,400         78,600
      Danaher Corp. .................................       1,900         78,613
      Greenfield Industries Inc. ....................       2,400         57,600
      Kennametal Inc. ...............................       1,300         44,688
      Littlelfuse Inc. (b) ..........................         900         34,875
      Parker-Hannifin ...............................       1,500         63,000
      Teleflex Inc. .................................       1,700         84,363
      U S Office Products (b) .......................       1,500         53,813
                                                                      ----------
                                                                         730,490
                                                                      ----------

   Consumer Cyclicals (3.0%):
      Harley-Davidson Inc. ..........................       1,600         68,800
      Harman International Industries ...............       1,210         58,988
      Lennar Corp. ..................................       2,200         48,950
      Lilly Industries ..............................       3,200         53,200
      National Health Investors .....................       1,700         56,738
      Oakwood Homes Corp. ...........................       4,200        115,500
      Rouse Company .................................       2,700         70,200
      SDL Incorporated (b) ..........................       1,900         38,950
      Sherwin-Williams Co. ..........................       1,400         64,925
      Sturm Ruger & Co. Inc. ........................       2,000         39,250
      Williams-Sonoma Inc. (b) ......................       3,200         90,800
                                                                         706,301

   Consumer/ Non-Durable (4.2%):
      Callaway Golf Co. .............................       1,200         40,950
      Carmike Cinemas(b) ............................       3,800         87,875
      Goodmark Foods ................................       3,300         53,625
      Lancaster Colony ..............................       1,565         59,861
      Mattel Inc. ...................................       2,825         73,097
      Nautica Enterprises (b) .......................       3,800        122,550
      Robert Mondavi Corp (b) .......................       2,700         88,425
      Sealed Air Corp. (b) ..........................       2,000         74,500
      Tootsie Roll Industries .......................       2,430         85,961
      Ultratech Stepper (b) .........................       1,600         30,200
      Unifi Inc. ....................................       2,000         55,000
      Unitog Co. ....................................       2,900         87,725
      Westwood One Inc. (b) .........................       2,900         53,288
      Wolverine World Wide ..........................       2,550         70,763
                                                                      ----------
                                                                         983,820
                                                                      ----------
   Financial Services (10.5%):
      Aames Financial Corporation ...................       1,300         65,488
      Advanta Corp CL B .............................       1,900         81,225
      Ambac Inc. ....................................       1,600         89,200
      Bank of New York Co. Inc. .....................       2,600         76,375
      City National Inc. ............................       4,600         83,375
      Compdent Corporation (b) ......................       1,500         56,625
      Equifax Inc. ..................................       3,800        100,225
      Equitable of Iowa Companies ...................       2,000         83,000
      Finova Group Inc. .............................       1,500         90,000
      First American Corp., Tennessee ...............       2,300        110,400
      First Bank Systems ............................       1,300         86,938
      First USA Inc. ................................       1,400         77,525
      Franklin Resources Inc. .......................       2,100        139,388
      Green Tree Financial Corp. ....................       2,700        105,975
      Investment Technology Group (b) ...............       4,900         86,975
      JSB Financial Inc. ............................       2,400         86,700
      Mercury Finance Co. ...........................       3,600         43,200
      MGIC Investment Corporation ...................       1,200         80,850
      Northern Trust Corporation ....................       1,300         85,475
      Norwest .......................................       1,560         63,765
      Pioneer Group Insurance .......................       1,700         44,625
      Progressive Corporation .......................       1,500         85,875
      Raymond James Financial Inc. ..................       2,600         63,050
      Roosevelt Financial Group Inc. ................       2,500         42,813
      Schwab (Charles) Corp. ........................       3,700         85,563

                                 See accompanying notes to financial statements.

Schedule of Investments

September 30, 1996

                                                        Number of       Market
Name of Issuer                                           Shares        Value(a)
--------------------------------------------------------------------------------
      Service Corporation International .............       3,200        $96,800
      State Street Boston Corporation ...............       1,500         86,063
      United Asset Management .......................       3,300         77,963
      Vesta Insurance Group .........................       2,250         86,344
      Zurich Reinsurance Centre Holdings ............       1,700         53,338
                                                                      ----------
                                                                       2,415,138
                                                                      ----------
   Health Care (16.6%):
   Drugs & Medicine (6.0%):
      Amgen (b) .....................................       3,500        220,938
      Amway Asia Pacific LTD ........................       1,600         55,400
      Biochem Pharma Inc. (b) .......................       2,000         80,250
      Biogen Inc. (b) ...............................       1,400        106,400
      Cardinal Health Inc. ..........................       1,600        132,200
      Coherent Inc. (b) .............................       2,100         74,025
      Diagnostic Products Corporation ...............       2,400         90,300
      Genetics Institute Inc. (b) ...................       1,000         69,500
      Gilead Sciences Inc. (b) ......................       2,600         73,450
      Guilford Pharmaceuticals Inc. (b) .............       2,200         60,500
      Human Genome Sciences (b) .....................       1,800         67,950
      Isis Pharmaceuticals(b) .......................       3,100         49,988
      Life Technologies .............................       3,300         74,250
      Matrix Pharmaceutical Incorporated (b) ........       2,200         17,600
      SEQUUS Pharmaceuticals Inc. (b) ...............       3,000         47,250
      Target Therapeutics (b) .......................       2,300         98,325
      TheraTech Incorporated (b) ....................       4,300         44,075
      Uromed Corporation (b) ........................       3,000         33,000
                                                                      ----------
                                                                       1,395,401
                                                                      ----------
   Health Care/Non-Drug (2.4%):
      Boston Scientific Corporation (b) .............       1,400         80,500
      Guidant Corporation ...........................       1,800         99,450
      Medtronic Inc. ................................       1,500         96,188
      Omnicare Inc. .................................       2,500         76,250
      PhyCor Inc. (b) ...............................       3,100        117,994
      Sola International (b) ........................       2,500         93,125
                                                                      ----------
                                                                         563,507
                                                                      ----------
   HMO/Hospital Management (8.2%):
      ABR Information Services Incorporated (b) .....       1,300         93,600
      Apria HealthCare Group (b) ....................       2,500         46,875
      Health Management Association CL A (b) ........       4,675        116,291
      Health Management Systems (b) .................       2,900         84,825
      Healthcare & Retirement Corp. (b) .............       3,350         78,725
      Lincare Holdings Incorporated (b) .............       2,100         84,000
      MedPartners/Mullikin Incorporated (b) .........       2,296         52,234
      OrNda HealthCorp (b) ..........................       2,900         79,388
      Orthodontic Centers of America (b) ............       3,600         73,350
      Oxford Health Plans Inc. (b) ..................       2,200        109,450
      PacifiCare Health Systems (b) .................       1,100         95,150
      Physio-Control International Corp. (b) ........       3,500         88,375
      Quorum Health Group Incorporated (b) ..........       3,500         86,625
      Sierra Health Services (b) ....................       2,300         79,063
      Steris Corporation (b) ........................       1,674         56,707
      Sybron International Corp. (b) ................       3,200         92,800
      Thermedics Incorporated (b) ...................       2,000         52,750
      UICI (b) ......................................       2,600         67,600
      United HealthCare Corp. .......................       2,000         83,250
      Universal Health Services (b) .................       2,300         62,675
      Vencor Inc. (b) ...............................       3,400        109,650
      Veterinary Centers of America(b) ..............       2,800         61,425
      VISX Incorporated(b) ..........................       2,700         72,900
      Vivra Incorporated (b) ........................       1,900         61,988
                                                                      ----------
                                                                       1,889,696
                                                                      ----------
   Total Health Care ................................                  3,848,604
                                                                      ----------
   Media & Communications (6.8%):
      360 Communications Company(b) .................       3,000         70,500
      Andrew Corp. (b) ..............................       2,600        129,675
      Belo (A.H.) ...................................       1,700         58,650
      Cellular Communications of Puerto Rico (b) ....       1,100         28,050
      Centennial Cellular Corp. (b) .................       3,100         42,238
      Central Newspaper Inc. ........................       1,300         49,563
      CKS Group Incorporated (b) ....................       2,000         47,250
      Clear Channel Communications Inc. (b) .........       2,600        230,100
      CommNet Cellular (b) ..........................       2,500         72,188
      Cox Communications(b) .........................       3,500         64,313
      Gaylord Entertainment .........................       2,995         67,762
      Heartland Wireless Communications (b) .........       2,400         60,600
      InterCel Incorporated (b) .....................       2,100         44,100
      LCI International Inc. (b) ....................       3,100         97,650
      Scholastic Corporation (b) ....................       1,300         94,250
      Sitel Corporation (b) .........................       1,900         84,550
      Tellabs (b) ...................................       2,000        141,250
      U.S. Cellular Corp. (b) .......................       1,600         48,400
      Vanguard Cellular Systems (b) .................       3,300         63,938
      Vodafone Group PLC ADR ........................       2,500         85,313
                                                                      ----------
                                                                       1,580,340
                                                                      ----------
   Resources (5.0%):
      Airgas Inc. (b) ...............................       7,000        177,625
      Apache Corp. ..................................       2,300         68,425
      B J Services Co. (b) ..........................       1,100         39,875
      Camco International ...........................       2,400         89,700
      Devon Energy Corporation ......................       2,900         73,950
      Noble Affiliates ..............................       2,500        105,625
      Oil - Dri Corporation of America ..............         900         12,488
      Pride Petroleum Services Inc. (b) .............       4,900         69,213
      Smith International (b) .......................       2,500         87,813
      Sonat Inc. ....................................       1,600         70,800
      Tosco Corp. ...................................       1,800         98,775
      Triton Energy Corp. (b) .......................       1,400         62,650
      United Meridian Corp. (b) .....................       2,500        113,750
      Willamette Industries .........................       1,400         91,700
                                                                      ----------
                                                                       1,162,389
                                                                      ----------
   Retailing (9.3%):
      Applebees International Inc. ..................       1,900         50,350
      Autozone Inc. (b) .............................       2,200         63,800
      Bed Bath & Beyond (b) .........................       4,500        123,188
      Borders Group Incorporated (b) ................       2,400         89,400
      Circuit City Stores Inc. ......................       1,600         57,800
      CompUSA Inc. (b) ..............................       1,500         81,000
      Corporate Express Inc. (b) ....................       2,300         89,413
      Dollar General Corp. ..........................       4,725        147,066

                                 See accompanying notes to financial statements.

Schedule of Investments

September 30, 1996

                                                        Number of       Market
Name of Issuer                                           Shares        Value(a)
--------------------------------------------------------------------------------
      Gymboree Corporation (b) ......................       2,700        $82,013
      HFS Inc. (b) ..................................       4,400        294,250
      La Quinta Inns Inc. ...........................       2,400         46,800
      Lands' End Inc. (b) ...........................       3,300         70,950
      Micro Warehouse Inc. (b) ......................       2,700         69,525
      Mirage Resorts (b) ............................       3,200         82,000
      OfficeMax Incorporated (b) ....................       5,000         70,000
      Outback Steakhouse Inc. (b) ...................       2,500         60,313
      Pep Boys-Manny, Moe & Jack ....................       1,400         49,875
      Safeway Inc. (b) ..............................       2,600        110,825
      Sbarro Inc. ...................................       2,300         59,513
      Starbucks Corp. (b) ...........................       2,700         89,100
      The Men's Wearhouse Inc. (b) ..................       2,600         65,000
      Tiffany & Company .............................       2,600        104,000
      Viking Office Products (b) ....................       4,400        132,000
      Zale Corp. (b) ................................       3,300         72,188
                                                                      ----------
                                                                       2,160,369
                                                                      ----------
   Technology (31.5%):
   Business Machines (1.9%):
      Ceridian Corp. (b) ............................       2,500        125,000
      Compaq Computer Corp. (b) .....................         800         51,300
      Silicon Graphics (b) ..........................       2,000         44,250
      Sun Microsystems Inc. (b) .....................       3,400        211,225
                                                                      ----------
                                                                         431,775
                                                                      ----------
   Communications Equipment (3.6%):
      Aspect Telecommunications Corp. (b) ...........       1,200         74,700
      Coherent Communications Systems Corp. (b)  ....       1,400         26,600
      DSP Communications Inc. (b) ...................       1,900        106,163
      Ericsson L.M. Telephone Co. ADR (b) ...........       6,600        167,475
      Glenayre Technologies Inc. (b) ................       1,525         35,075
      Pairgain Technologies (b) .....................       2,000        156,250
      PanAmSat Corporation (b) ......................       1,000         27,813
      PicureTel (b) .................................       1,800         63,450
      US Robotics Corp. (b) .........................       2,600        168,025
                                                                      ----------
                                                                         825,551
                                                                      ----------
   Computer Communications (5.6%):
      3Com Corp. (b) ................................       2,100        126,131
      Ascend Communications Inc. (b) ................       2,700        178,538
      Cabletron Systems Inc. (b) ....................       1,500        102,563
      Cascade Communications (b) ....................       3,000        244,500
      Cisco Systems Inc. (b) ........................       3,600        223,425
      Fore Systems (b) ..............................       3,300        136,507
      Network General (b) ...........................       3,400         77,775
      Premisys Communications Inc. (b) ..............       1,300         47,775
      S3 Incorporated (b) ...........................       3,000         59,250
      Shiva Corporation (b) .........................       1,900        109,013
                                                                      ----------
                                                                       1,305,477
                                                                      ----------
   Computer/Electronic Equipment (3.4%):
      Cognex Corp. (b) ..............................       1,500         24,375
      Cognos Incorporated (b) .......................       3,200        104,400
      EMC Corp-Mass (b) .............................       2,600         58,825
      General Instrument (b) ........................       1,700         42,075
      Input/Output Incorporated (b) .................       1,700         50,575
      KLA Instruments (b) ...........................       1,400         31,500
      Lam Research Corp. (b) ........................       1,700         45,263
      Primark Corporation (b) .......................       2,700         73,913
      Security Dynamics Technologies (b) ............       1,700        121,975
      Symbol Technologies (b) .......................       1,800         82,800
      Tektronix Inc. ................................       1,000         40,875
      Teradyne (b) ..................................       2,000         33,250
      Thermo Electron Corporation ...................       1,750         70,875
                                                                      ----------
                                                                         780,701
                                                                      ----------
   Computer Services (1.7%):
      America Online Inc. (b) .......................       2,100         74,813
      First Data ....................................       1,651        134,763
      HBO & Co. .....................................       2,800        186,900
                                                                      ----------
                                                                         396,476
                                                                      ----------
   Computer Software (10.4%):
      Adobe Systems Inc. ............................       2,000         74,500
      Applix Incorporated (b) .......................       2,500         65,625
      BMC Software Inc. (b) .........................       1,900        151,050
      Broderbund Software Inc. (b) ..................       1,100         31,900
      Business Objects S.A. ADR (b) .................       1,800         34,650
      Cadence Design Systems (b) ....................       3,050        109,038
      CBT Group PLC ADR (b) .........................       1,600         75,200
      Compuware (b) .................................       1,800         82,350
      Electronics for Imaging (b) ...................       1,000         71,750
      HCIA Incorporated (b) .........................       1,300         78,000
      Hummingbird Communications(b) .................       1,400         40,250
      IDX Systems Corporation (b) ...................       2,100         73,500
      Informix Corp. (b) ............................       2,900         80,838
      Intuit (b) ....................................       1,200         37,800
      Macromedia (b) ................................       2,900         60,175
      McAfee Associates Incorporated (b) ............       1,800        124,200
      Medic Computer Systems (b) ....................       2,100         76,388
      National Data Corporation .....................       2,000         87,250
      Oracle Corp. (b) ..............................       5,000        212,813
      People Soft Inc. (b) ..........................       1,300        108,225
      PMT Services Incorporated (b) .................       3,500         70,875
      Rational Software Corporation (b) .............       3,000        102,375
      Remedy Corporation (b) ........................       1,000         80,000
      Reynolds & Reynolds ...........................       3,600         94,050
      Shared Medical Systems Corp. ..................       1,800        102,600
      Softkey International (b) .....................       1,485         28,772
      Symantec Corp. (b) ............................       4,200         45,675
      Synopsys Inc. (b) .............................       1,400         64,575
      Verifone Incorporated (b) .....................       1,700         76,075
      Visio Corporation (b) .........................       1,800         81,900
                                                                      ----------
                                                                       2,422,399
                                                                      ----------
   Electronics (4.9%):
      ADT Limited (b) ...............................       3,400         65,025
      Altera Corporation (b) ........................       2,000        101,250
      Atmel (b) .....................................       2,800         86,450
      Dionex Corporation (b) ........................       1,720         65,360
      International Rectifier Corp. (b) .............       2,600         36,075
      Linear Technology Corp. .......................       3,700        136,438
      LSI Logic Corp. (b) ...........................       1,500         34,875
      Maxim Integrated Products (b) .................       5,900        208,713
      Microchip Technology (b) ......................       1,900         71,013

                                 See accompanying notes to financial statements.

Schedule of Investments

September 30, 1996

                                                        Shares or
                                                        Principal       Market
Name of Issuer                                            Value        Value(a)
--------------------------------------------------------------------------------
      Molex Incorporated CL A .......................       2,525        $85,219
      SCI Systems (b) ...............................       2,200        123,750
      Vishay Intertechnology (b) ....................       1,680         38,850
      Xilinx Inc. (b) ...............................       2,300         78,200
                                                                      ----------
                                                                       1,131,218
                                                                      ----------
Total Technology ....................................                  7,293,597
                                                                      ----------
   Transportation (2.4%):
      Air Express International .....................       2,000         56,500
      Atlantic Southeast Airlines ...................       3,000         66,000
      Carnival Corp. ................................       2,700         83,700
      Comair Holdings Inc. ..........................       2,850         66,975
      Kansas City Southern Industries Inc. ..........       1,700         72,675
      M S Carriers Inc. (b) .........................       2,500         48,125
      Werner Enterprises Inc. .......................       3,550         56,800
      Wisconsin Central Transportation (b) ..........       3,000        107,625
                                                                      ----------
                                                                         558,400
                                                                      ----------
Total Common Stocks
  (cost: $20,212,050) ................................                23,313,604
                                                                      ----------

Short-Term Securities (2.6%):
   Repurchase Agreement (2.6%):
      State Street Bank & Trust Co., Master
        Repurchase Agreement , 4.0%, dated 9/30/96
        due 10/01/96, 102% Collateralized by
        U.S. Government Securities (delivery
        value $612,060) ..............................     $612,000      612,000
                                                                      ----------
Total Short-Term Securities
      (cost: $612,000) ...............................                   612,000
                                                                      ----------

Total Investments in Securities
   (cost: $20,824,050)(c)(103.1%) ....................                23,925,604
Other Assets Less Liabilities (-3.1%) ................                 (728,069)
                                                                      ----------
Net Assets (100%) ....................................               $23,197,535
                                                                     ===========

----------
Notes to Schedule of Investments
(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b)  Currently non-income producing.
(c) Cost is $20,825,691 for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

            Gross unrealized appreciation ....       $3,951,110
            Gross unrealized depreciation ....         (851,197)
                                                       --------
            Net unrealized appreciation ......       $3,099,913
                                                     ==========
                                 See accompanying notes to financial statements.

Statements of Assets and Liabilities
September 30, 1996

                                                                      Money          Tax-Free       Short-Term
                                                                      Market           Money           Bond
Assets                                                                Fund         Market Fund         Fund
                                                                  ------------     -----------      -----------

Investments:
      In securities, at market value* (note 1) ...............    $185,346,768     $11,449,859      $19,040,357
Cash .........................................................              94          74,074              539
Receivables:
      Dividends and interest .................................         665,684          84,994          292,583
      Fund shares sold .......................................         889,465          79,242          496,864
      Investment securities sold .............................               0               0                0
      Other receivables ......................................               0               0                0
Organization expenses, net of amortization (note 1) ..........          35,065          35,065           18,877
                                                                  ------------     -----------      -----------
                  Total assets ...............................     186,937,076      11,723,234       19,849,220
                                                                  ------------     -----------      -----------


Liabilities

      Distributions to shareholders ..........................         655,408          26,668           84,309
      Fund shares redeemed ...................................       1,519,386          39,195           50,019
      Payable for securities purchased .......................               0               0                0
      Payable for distribution fees ..........................          24,676               0               57
      Payable for administration fees ........................          25,576           1,182                0
      Other accrued expenses .................................          63,899           4,625           18,488
                                                                  ------------     -----------      -----------
                   Total liabilities..........................       2,288,945          71,670          931,843
                                                                  ------------     -----------      -----------
                   Net Assets ................................    $184,648,131     $11,651,564      $19,143,471
                                                                  ============     ===========      ===========

Net assets consist of:
      Capital stock, Class A or single class .................         184,632          11,656            1,958
      Capital stock, Class B .................................             N/A             N/A               14
      Additional paid in capital, Class A or single class ....     184,446,287      11,644,601       19,678,906
      Additional paid in capital, Class B ....................             N/A             N/A          142,255
      Undistributed net investment income ....................          17,212             (29)               0
      Accumulated net realized gain (loss) on investments
        and futures contracts ................................               0          (4,664)         (45,033)
      Net unrealized appreciation (depreciation) of
        investments and futures contracts ....................               0               0          (81,753)
                                                                  ------------     -----------      -----------
                    Net Assets ...............................    $184,648,131     $11,651,564     $119,143,471
                                                                  ============     ===========      ===========

Computation of net asset value and offering price (note 4):
      Net assets, Class A or single class ....................    $184,648,131     $11,651,564      $19,553,603
      Shares outstanding, Class A or single class ............     184,630,919      11,656,257        1,958,317
      Net asset value, Class A or single class ...............           $1.00           $1.00            $9.98
      Maximum offering price, Class A or single class ........           $1.00           $1.00           $10.34
      Net assets, Class B ....................................             N/A             N/A         $142,744
      Shares outstanding, Class B ............................             N/A             N/A           14,309
      Net asset value and offering price, Class B ............             N/A             N/A            $9.98

* Investments in securities, at identified cost ..............    $185,346,768     $11,449,859      $19,122,110

                                 See accompanying notes to financial statements.

Statements of Assets and Liabilities
September 30, 1996

                                                                       U.S.                          Municipal
                                                                    Government        Bond             Bond
Assets                                                             Income Fund        Fund             Fund
                                                                   -----------     -----------       ----------
Investments:
      In securities, at market value* (note 1) ...............     $47,275,818     $28,249,055       $6,804,019
Cash .........................................................          29,123             299           35,719
Receivables:
      Dividends and interest .................................         365,369         468,183           89,030
      Fund shares sold .......................................         294,920         343,281           36,867
      Investment securities sold .............................               0         408,824                0
      Other receivables ......................................              98             541              750
Organization expenses, net of amortization (note 1) ..........          35,065          35,065           35,065
                                                                   -----------     -----------       ----------
                  Total assets ...............................      48,000,393      29,505,248        7,001,450
                                                                   -----------     -----------       ----------

Liabilities

      Distributions to shareholders ..........................        242,270         142,931           26,893
      Fund shares redeemed ...................................        568,706         599,418            7,387
      Payable for securities purchased .......................              0         562,676                0
      Payable for distribution fees ..........................          1,317             160              161
      Payable for administration fees ........................          5,967           3,271                0
      Other accrued expenses .................................         25,578          23,020            2,023
                                                                  -----------     -----------       ----------
                   Total liabilities..........................        843,838       1,331,476           36,464
                                                                  -----------     -----------       ----------
                   Net Assets ................................    $47,156,555     $28,173,772       $6,964,986
                                                                  ===========     ===========       ==========


Net assets consist of:
      Capital stock, Class A or single class .................           4,853           3,189              730
      Capital stock, Class B .................................             381              47               47
      Additional paid in capital, Class A or single class ....      44,473,653      28,449,591        6,583,500
      Additional paid in capital, Class B ....................       3,528,463         422,476          428,850
      Undistributed net investment income ....................           7,583           1,645              568
      Accumulated net realized gain (loss) on investments
        and futures contracts ................................        (663,449)       (462,292)        (133,976)
      Net unrealized appreciation (depreciation) of
        investments and futures contracts ....................        (194,929)       (240,884)          85,267
                                                                   -----------     -----------       ----------
                    Net Assets ...............................     $47,156,555     $28,173,772       $6,964,986
                                                                   ===========     ===========       ==========





Computation of net asset value and offering price (note 4):
      Net assets, Class A or single class ....................     $43,717,362     $27,761,466       $6,539,641
      Shares outstanding, Class A or single class ............       4,852,691       3,188,670          730,424
      Net asset value, Class A or single class ...............           $9.01           $8.71            $8.95
      Maximum offering price, Class A or single class ........           $9.43           $9.12            $9.37
      Net assets, Class B ....................................      $3,439,193        $412,306         $425,345
      Shares outstanding, Class B ............................         381,467          47,393           47,497
      Net asset value and offering price, Class B ............           $9.02           $8.70            $8.96

* Investments in securities, at identified cost ..............    $ 47,470,747    $ 28,489,939     $  6,716,752


                                                                    California      Growth &
                                                                     Tax-Free        Income         Growth
                                                                       Fund           Fund           Fund
                                                                   -----------    ------------    -----------
Investments:
      In securities, at market value* (note 1) ...............     $22,973,537    $118,828,234    $23,925,604
Cash .........................................................          38,524             780            113
Receivables:
      Dividends and interest .................................         355,490         174,779          5,980
      Fund shares sold .......................................         128,960         693,340        192,574
      Investment securities sold .............................         665,940         340,179         28,754
      Other receivables ......................................           2,250           2,937              0
Organization expenses, net of amortization (note 1) ..........          35,065          35,065         18,877
                                                                   -----------    ------------    -----------
                  Total assets ...............................      24,199,766     120,075,314     24,171,902
                                                                   -----------    ------------    -----------

Liabilities

      Distributions to shareholders ..........................          93,225               0              0
      Fund shares redeemed ...................................          64,795         650,591        587,330
      Payable for securities purchased .......................               0         175,545        361,482
      Payable for distribution fees ..........................           1,256          28,170            786
      Payable for administration fees ........................           3,104          17,688              0
      Other accrued expenses .................................           2,024          59,849         24,769
                                                                   -----------    ------------    -----------
                   Total liabilities..........................         164,404         931,843        974,367
                                                                   -----------    ------------    -----------
                   Net Assets ................................    $ 24,035,362    $119,143,471    $23,197,535
                                                                   ===========    ============    ===========

Net assets consist of:
      Capital stock, Class A or single class .................           2,632           6,293          1,528
      Capital stock, Class B .................................             398           1,024            158
      Additional paid in capital, Class A or single class ....      20,996,064      86,648,374     18,369,278
      Additional paid in capital, Class B ....................       3,151,286      15,267,163      2,005,213
      Undistributed net investment income ....................           4,661          30,277         12,110
      Accumulated net realized gain (loss) on investments
        and futures contracts ................................        (434,499)      7,530,714       (292,306)
      Net unrealized appreciation (depreciation) of
        investments and futures contracts ....................         314,820       9,659,626      3,101,554
                                                                   -----------    ------------    -----------
                    Net Assets ...............................     $24,035,362    $119,143,471    $23,197,535
                                                                   ===========    ============    ===========


Computation of net asset value and offering price (note 4):
      Net assets, Class A or single class ....................     $20,876,263    $102,485,224    $21,027,428
      Shares outstanding, Class A or single class ............       2,632,204       6,292,564      1,528,277
      Net asset value, Class A or single class ...............           $7.93          $16.29         $13.76
      Maximum offering price, Class A or single class ........           $8.30          $17.06         $14.41
      Net assets, Class B ....................................      $3,159,099     $16,658,247     $2,170,107
      Shares outstanding, Class B ............................         398,223       1,024,339        158,347
      Net asset value and offering price, Class B ............           $7.93          $16.26         $13.70

* Investments in securities, at identified cost ..............     $22,652,717    $109,168,608    $20,824,050

                                 See accompanying notes to financial statements.

Statements of Operations
For the year ended September 30, 1996

                                                                             Money           Tax-Free      Short-Term
                                                                            Market            Money           Bond
                                                                             Fund          Market Fund        Fund
                                                                          ----------        --------        --------
Investment income:
      Interest ......................................................     $8,528,902        $377,586        $667,386
      Dividends (net of foreign withholding taxes of
        $26,914 and $685 for the Growth & Income
        Fund and Growth Fund, respectively) .........................              0               0               0
                                                                          ----------        --------        --------
               Total Income .........................................      8,528,902         377,586         667,386
                                                                          ----------        --------        --------

Expenses:
      Advisory fees (note 2) ........................................        774,401          53,309          57,125
      Administration and accounting fees (note 2) ...................        309,760          21,324          22,850
      Distribution fees (note 2) ....................................        309,760          21,324          28,988
      Amortization of organization expenses .........................         17,154          17,154           5,117
      Legal and audit fees ..........................................         65,409          20,501          17,737
      Registration fees .............................................         66,802           4,590           6,567
      Directors' fees ...............................................          7,112           7,112          10,007
      Shareholder reports ...........................................         24,098           1,324           9,597
      Insurance expense .............................................         19,103           1,169             515
      Custodian fees ................................................          8,562           3,579           1,221
      Printing and postage ..........................................         84,397          12,342          22,058
                                                                          ----------        --------        --------
               Total expenses .......................................      1,686,558         163,728         181,782
Less:
      Waived fees (note 2) ..........................................       (791,967)        (85,374)       (108,679)
      Reimbursement from administrator (note 2) .....................           (193)        (11,779)        (28,021)
      Expense reductions (note 5) ...................................         (2,637)         (1,973)           (160)
                                                                          ----------        --------        --------
               Net expenses .........................................        891,761          64,602          44,922
                                                                          ----------        --------        --------
               Net investment income ................................      7,637,141         312,984         622,464
                                                                          ----------        --------        --------
Realized and unrealized gain (loss) on investments:
      Net realized gain (loss) on sale of investments ...............          9,683             101         (44,897)
      Net realized loss on sale of futures contracts ................              0               0               0
      Net change in unrealized appreciation (depreciation)
        of investments ..............................................              0               0         (93,004)
      Net change in unrealized depreciation of futures
        contracts ...................................................              0               0               0
                                                                          ----------        --------        --------
               Net realized and unrealized gain (loss) on investments          9,683             101        (137,901)
                                                                          ----------        --------        --------
               Net increase in net assets resulting from operations .     $7,646,824        $313,085        $484,563
                                                                          ==========        ========      ==========

                                 See accompanying notes to financial statements.

Statements of Operations
For the year ended September 30, 1996

                                                                              U.S.                          Municipal
                                                                          Government          Bond            Bond
                                                                          Income Fund         Fund            Fund
                                                                          ----------        --------        --------
Investment income:
      Interest ......................................................     $2,728,826      $1,401,037        $333,886
      Dividends (net of foreign withholding taxes of
        $26,914 and $685 for the Growth & Income
        Fund and Growth Fund, respectively) .........................              0               0               0
                                                                          ----------        --------        --------
               Total Income .........................................      2,728,826       1,401,037         333,886

Expenses:
      Advisory fees (note 2) ........................................        203,770         104,085          31,724
      Administration and accounting fees (note 2) ...................         81,508          41,634          12,689
      Distribution fees (note 2) ....................................        124,161          54,227          17,806
      Amortization of organization expenses .........................         17,154          17,154          17,154
      Legal and audit fees ..........................................         26,662          23,046          19,002
      Registration fees .............................................         10,261           7,587           5,408
      Directors' fees ...............................................          7,111           7,112           7,112
      Shareholder reports ...........................................         13,081          10,239             888
      Insurance expense .............................................          4,366           1,762             753
      Custodian fees ................................................         14,141           5,083           2,013
      Printing and postage ..........................................         44,724          26,659          10,688
                                                                          ----------        --------        --------
               Total expenses .......................................        546,939         298,588         125,237
Less:
      Waived fees (note 2) ..........................................       (338,647)       (187,016)        (58,350)
      Reimbursement from administrator (note 2) .....................         (4,234)        (12,544)        (39,494)
      Expense reductions (note 5) ...................................         (1,830)           (484)         (1,954)
                                                                          ----------        --------        --------
               Net expenses .........................................        202,228          98,544          25,439
                                                                          ----------        --------        --------
               Net investment income ................................      2,526,598       1,302,493         308,447
                                                                          ----------        --------        --------
Realized and unrealized gain (loss) on investments:
      Net realized gain (loss) on sale of investments ...............       (663,449)       (396,666)         20,993
      Net realized loss on sale of futures contracts ................              0               0         (47,853)
      Net change in unrealized appreciation (depreciation)
        of investments ..............................................       (415,895)       (381,786)        (12,757)
      Net change in unrealized depreciation of futures
        contracts ...................................................              0               0             375
                                                                          ----------        --------        --------
               Net realized and unrealized gain (loss) on investments     (1,079,344)       (778,452)        (39,242)
                                                                          ----------        --------        --------
               Net increase in net assets resulting from operations .     $1,447,254        $524,041        $269,205
                                                                          ==========      ==========       =========
                                                                          California        Growth &
                                                                           Tax-Free          Income          Growth
                                                                             Fund             Fund            Fund
                                                                          ----------        --------        --------
Investment income:
      Interest ......................................................     $1,184,084        $205,173         $23,179
      Dividends (net of foreign withholding taxes of
        $26,914 and $685 for the Growth & Income
        Fund and Growth Fund, respectively) .........................              0       1,566,549          68,430
                                                                          ----------        --------        --------
               Total Income .........................................      1,184,084       1,771,722          91,609
                                                                          ----------        --------        --------
Expenses:
      Advisory fees (note 2) ........................................        110,625         485,966          78,987
      Administration and accounting fees (note 2) ...................         44,250         161,988          26,329
      Distribution fees (note 2) ....................................         70,167         270,792          39,442
      Amortization of organization expenses .........................         17,154          17,154           5,117
      Legal and audit fees ..........................................         22,294          41,972          18,451
      Registration fees .............................................          2,674          28,044           6,877
      Directors' fees ...............................................          7,112           7,112          10,007
      Shareholder reports ...........................................          2,623          25,796          11,762
      Insurance expense .............................................          3,733           6,110             596
      Custodian fees ................................................          2,882          19,609          13,694
      Printing and postage ..........................................         18,675          62,166          17,728
                                                                          ----------        --------        --------
               Total expenses .......................................        302,189       1,126,709         228,990
Less:
      Waived fees (note 2) ..........................................       (195,419)       (518,304)       (136,798)
      Reimbursement from administrator (note 2) .....................        (10,516)         (2,961)        (23,094)
      Expense reductions (note 5) ...................................         (2,275)           (292)            (72)
                                                                          ----------        --------        --------
               Net expenses .........................................         93,979         605,152          69,026
                                                                          ----------        --------        --------
               Net investment income ................................      1,090,105       1,166,570          22,583
                                                                          ----------        --------        --------
Realized and unrealized gain (loss) on investments:
      Net realized gain (loss) on sale of investments ...............        249,931       7,926,105        (290,727)
      Net realized loss on sale of futures contracts ................       (163,552)              0               0
      Net change in unrealized appreciation (depreciation)
        of investments ..............................................        (69,545)      3,796,225       2,744,987
      Net change in unrealized depreciation of futures
        contracts ...................................................         (4,312)              0               0
                                                                          ----------        --------        --------
               Net realized and unrealized gain (loss) on investments         12,522      11,722,330       2,454,260
                                                                          ----------        --------        --------
               Net increase in net assets resulting from operations .     $1,102,627     $12,888,900      $2,476,843
                                                                          ==========     ===========      ==========

                                 See accompanying notes to financial statements.

Statements of Changes in Net Assets
For the periods ended September 30, 1996 and September 30, 1995

                                                                      Tax-Free
                                        Money Market Fund         Money Market Fund
                                   --------------------------  -----------------------
                                        Year          Year         Year         Year
                                       Ended         Ended        Ended        Ended
                                      9/30/96       9/30/95      9/30/96      9/30/95
                                   ------------   -----------  -----------  ----------
Increase in net assets:
Operations:
   Net investment income ..........  $7,637,141    $3,563,966     $312,984    $317,060
   Net realized gain (loss)
     on sale of investments .......       9,683         7,862          101      (4,765)
   Net change in unrealized
     appreciation (depreciation)
     of investments ...............           0             0            0           0
                                   ------------   -----------  -----------  ----------
         Net increase (decrease)
         in net assets resulting
         from operations              7,646,824     3,571,828      313,085     312,295
                                   ------------   -----------  -----------  ----------
Distributions to shareholders:
    From net investment income
        Class A or Single Class ...  (7,629,613)   (3,563,929)    (312,984)   (317,060)
        Class B ...................         N/A           N/A          N/A         N/A
    From realized gain on
     investments
        Class A or Single Class ...      (7,529)            0            0           0
        Class B ...................         N/A           N/A          N/A         N/A
                                   ------------   -----------  -----------  ----------
            Total distributions ...  (7,637,142)   (3,563,929)    (312,984)   (317,060)
                                   ------------   -----------  -----------  ----------
Net increase in net assets
  resulting from capital share
  transactions (note 4)             104,674,446     9,968,679    3,030,129  (2,006,540)
                                   ------------   -----------  -----------  ----------
            Increase in net assets  104,684,128     9,976,578    3,030,230  (2,011,305)
                                   ------------   -----------  -----------  ----------
Net assets:
    Beginning net assets ..........  79,964,003     9,987,578    8,621,334  10,632,639
                                   ------------   -----------  -----------  ----------
    Ending net assets .............$184,648,131   $79,964,003  $11,651,564  $8,621,334
                                   ============   ===========  ===========  ==========


                                           Short-Term                U.S. Government
                                            Bond Fund                  Income Fund
                                    ------------------------   -------------------------
                                         Year       Period          Year          Year
                                        Ended        Ended         Ended         Ended
                                       9/30/96      9/30/95*      9/30/96       9/30/95
                                    -----------   ----------   -----------   -----------
Increase in net assets:
Operations:
   Net investment income ..........    $622,464      $41,698    $2,526,598    $1,638,235
   Net realized gain (loss)
     on sale of investments .......     (44,897)        (136)     (663,449)       90,910
   Net change in unrealized
     appreciation (depreciation)
     of investments ...............     (93,004)      11,251      (415,895)    1,217,932
                                    -----------   ----------   -----------   -----------
         Net increase (decrease)
         in net assets resulting
         from operations                484,563       52,813     1,447,254     2,947,077
                                    -----------   ----------   -----------   -----------
Distributions to shareholders:
    From net investment income
        Class A or Single Class ...    (619,703)     (41,587)   (2,357,864)   (1,617,207)
        Class B ...................      (2,761)        (111)     (168,735)      (17,465)
    From realized gain on
     investments
        Class A or Single Class ...           0            0       (83,304)       (7,074)
        Class B ...................           0            0        (6,386)          (18)
                                    -----------   ----------   -----------   -----------
            Total distributions ...    (622,464)     (41,698)   (2,616,289)   (1,641,764)
                                    -----------   ----------   -----------   -----------
Net increase in net assets
  resulting from capital share
  transactions (note 4)              16,328,690    3,584,443    17,454,019    10,407,829
                                    -----------   ----------   -----------   -----------
            Increase in net assets   16,100,789    3,595,558    16,284,984    11,713,142
                                    -----------   ----------   -----------   -----------
Net assets:
    Beginning net assets ..........   3,595,558            0    30,871,571    19,158,429
                                    -----------   ----------   -----------   -----------
    Ending net assets ............. $19,696,347   $3,595,558   $47,156,555   $30,871,571
                                    ===========   ==========   ===========   ===========

* Since commencement of operations on June 12, 1995

                                 See accompanying notes to financial statements.

Statements of Changes in Net Assets
For the periods ended September 30, 1996 and September 30, 1995

                                                                                                               California
                                                Bond Fund                 Municipal Bond Fund                 Tax-Free Fund
                                      ---------------------------      --------------------------     ----------------------------
                                          Year            Year             Year            Year           Year             Year
                                         Ended           Ended            Ended           Ended          Ended            Ended
                                        9/30/96         9/30/95          9/30/96         9/30/95        9/30/96          9/30/95
                                      -----------     -----------      ----------      ----------     -----------      -----------
Increase in net assets:
Operations:
   Net investment income .........     $1,302,493        $580,314        $308,447        $212,516      $1,090,105        $881,805
   Net realized gain (loss)
     on sale of investments ......       (396,666)        (36,089)        (26,860)         (1,240)         86,379         (52,357)
   Net change in unrealized
     appreciation (depreciation)
     of investments ..............       (381,786)        567,176         (12,382)        181,323         (73,857)       (746,243)
                                      -----------     -----------      ----------      ----------     -----------      -----------
         Net increase (decrease)
         in net assets resulting
         from operations .........        524,041       1,111,401         269,205         392,599       1,102,627       1,575,691
                                      -----------     -----------      ----------      ----------     -----------      -----------

Distributions to shareholders:
    From net investment income
        Class A or Single Class ..     (1,285,950)       (579,743)       (297,309)       (212,765)     (1,002,858)       (871,571)
        Class B ..................        (16,542)         (2,096)        (11,138)           (282)        (87,246)        (11,133)
    From realized gain on
     investments
        Class A or Single Class ..              0               0               0               0               0               0
        Class B ..................              0               0               0               0               0               0
                                      -----------     -----------      ----------      ----------     -----------      -----------
            Total distributions ..     (1,302,492)       (581,839)       (308,447)       (213,047)     (1,090,104)       (882,704)
                                      -----------     -----------      ----------      ----------     -----------      -----------
Net increase in net assets
  resulting from capital share
  transactions (note 4) ..........     16,780,563       4,103,204       1,436,099       2,778,752       3,765,357        5,749,069
                                      -----------     -----------      ----------      ----------     -----------      -----------
           Increase in net assets      16,002,112       4,632,766       1,396,857       2,958,304       3,777,880        6,442,056
                                      -----------     -----------      ----------      ----------     -----------      -----------
Net assets:
    Beginning net assets .........     12,171,660       7,538,894       5,568,129       2,609,825      20,257,482       13,815,426
                                      -----------     -----------      ----------      ----------     -----------      -----------
    Ending net assets ............    $28,173,772     $12,171,660      $6,964,986      $5,568,129     $24,035,362      $20,257,482
                                      ===========     ===========      ==========      ==========     ===========      ===========


                                        Growth & Income Fund                Growth Fund
                                   ----------------------------     ---------------------------
                                        Year            Year             Year          Period
                                       Ended           Ended            Ended           Ended
                                      9/30/96         9/30/95          9/30/96         9/30/95
                                   ------------     -----------     -----------      ----------
Increase in net assets:
Operations:
   Net investment income ..........  $1,166,570        $539,489         $22,583          $9,708
   Net realized gain (loss)
     on sale of investments .......   7,926,105         905,872        (290,727)           (503)
   Net change in unrealized
     appreciation (depreciation)
     of investments ...............   3,796,225       5,835,264       2,744,987         356,567
                                   ------------     -----------     -----------      ----------
         Net increase (decrease)
         in net assets resulting
         from operations             12,888,900       7,280,625       2,476,843         365,772
                                   ------------     -----------     -----------      ----------
Distributions to shareholders:
    From net investment income
        Class A or Single Class ...  (1,046,755)       (525,863)        (20,757)              0
        Class B ...................     (97,312)        (18,368)           (551)              0
    From realized gain on
     investments
        Class A or Single Class ...  (1,178,916)        (79,572)              0               0
        Class B ...................     (97,876)         (1,498)              0               0
                                   ------------     -----------     -----------      ----------
            Total distributions ...  (2,420,859)       (625,301)        (21,308)              0
                                   ------------     -----------     -----------      ----------
Net increase in net assets
  resulting from capital share
  transactions (note 4)              67,305,092      20,541,065      16,406,270       3,969,958
                                   ------------     -----------     -----------      ----------
            Increase in net assets
                                     77,773,133      27,196,389      18,861,805       4,335,730
                                   ------------     -----------     -----------      ----------
Net assets:
    Beginning net assets ..........  41,370,338      14,173,949       4,335,730               0
                                   ------------     -----------     -----------      ----------

    Ending net assets .............$119,143,471     $41,370,338     $23,197,535      $4,335,730
                                   ============     ===========     ===========      ==========


* Since commencement of operations on June 12, 1995.

                                 See accompanying notes to financial statements.
                                     - 40 -

Financial Highlights


                                                     Money Market Fund                       U.S. Government Income Fund
Supplemental information for a share          ===============================   ====================================================
outstanding for the year ended                                                             Class A                     Class B
September 30, 1996 or throughout each                                           ------------------------------     -----------------
year or fiscal period ended September 30.      1996         1995     1994(a)       1996       1995     1994(a)       1996    1995(c)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value - beginning of period         $1.00        $1.00       $1.00      $9.24      $8.77      $9.50       $9.25     $8.67
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          0.05         0.05        0.03       0.57       0.63       0.56        0.53      0.52
Net realized and unrealized gain (loss)
   on investments                              0.00         0.00        0.00      (0.21)      0.47      (0.73)      (0.21)     0.58
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations               0.05         0.05        0.03       0.36       1.10      (0.17)       0.34      1.10
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income      (0.05)       (0.05)      (0.03)     (0.57)     (0.63)     (0.56)      (0.53)    (0.52)
Distributions from net realized gain (loss)    0.00         0.00        0.00      (0.02)      0.00       0.00       (0.02)     0.00
Total distributions                           (0.05)       (0.05)      (0.03)     (0.59)     (0.63)     (0.56)      (0.57)    (0.52)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value     0.00         0.00        0.00      (0.23)      0.47      (0.73)      (0.23)     0.58
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period               $1.00        $1.00       $1.00      $9.01      $9.24      $8.77       $9.02     $9.25
====================================================================================================================================
Total return (not annualized)(d)               5.05%        5.52%       3.36%      4.02%     13.00%     (1.83)%      3.51%    13.08%
====================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000)            $184,648      $79,964     $49,988    $43,717    $29,308    $19,158      $3,439    $1,564
Ratios to average net assets (annualized):
Ratio of net expenses to average net
  assets (i)                                   0.58%        0.42%       0.15%      0.46%      0.21%      0.09%       0.96%     0.79%
Ratio of net investment income to average
  net assets (ii)                              4.92%        5.40%       4.25%      6.23%      6.93%      6.24%       5.67%     5.71%
(i) Ratio of net expenses to average net
  assets prior to waivers and
  reimbursements (g)                           1.09%        1.29%       1.64%      1.29%      1.63%      1.83%       2.02%     3.19%
(ii) Ratio of net investment income to
  average net assets prior to waivers and
  reimbursements (g)                           4.41%        4.53%       2.76%      5.41%      5.51%      4.49%       4.61%     3.31%
Portfolio Turnover                               N/A          N/A         N/A    101.00%     46.96%     28.20%     101.00%    46.96%
Average Commission Rate Paid                     N/A          N/A         N/A        N/A        N/A        N/A         N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------



                                                          Tax-Free
                                                     Money Market Fund                                   Bond Fund
Supplemental information for a share          ===============================   ====================================================
outstanding for the year ended                                                             Class A                     Class B
September 30, 1996 or throughout each                                           ------------------------------     -----------------
year or fiscal period ended September 30.                                                                                    1995(c)
                                               1996         1995     1994(a)       1996    1995(e)     1994(a)       1996      (e)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period         $1.00        $1.00       $1.00      $8.99      $8.47      $9.50       $8.98     $8.36
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          0.03         0.03        0.02       0.56       0.58       0.52        0.51      0.49
Net realized and unrealized gain (loss)
   on investments                              0.00         0.00        0.00      (0.28)      0.52      (1.03)      (0.28)     0.62
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations               0.03         0.03        0.02       0.28       1.10      (0.51)       0.23      1.11
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income      (0.03)       (0.03)      (0.02)     (0.56)     (0.58)     (0.52)      (0.51)    (0.49)
Distributions from net realized gain (loss)    0.00         0.00        0.00       0.00       0.00       0.00        0.00      0.00
Total distributions                           (0.03)       (0.03)      (0.02)     (0.56)     (0.58)     (0.52)      (0.51)    (0.49)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value     0.00         0.00        0.00      (0.28)      0.52      (1.03)      (0.28)     0.62
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period               $1.00        $1.00       $1.00      $8.71      $8.99      $8.47       $8.70     $8.98
====================================================================================================================================
Total return (not annualized)(d)               3.00%        3.44%       2.22%      3.12%     13.53%     (5.49)%      2.62%    13.58%
====================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000)             $11,652       $8.621     $10,633    $27,761    $12,022     $7,539        $412      $150
Ratios to average net assets (annualized):
Ratio of net expenses to average net
  assets (i)                                   0.62%        0.44%       0.17%      0.47%      0.21%      0.09%       0.96%     0.78%
Ratio of net investment income to average
  net assets (ii)                              2.93%        3.39%       2.56%      6.25%      6.69%      6.29%       5.66%     5.56%
(i) Ratio of net expenses to average net
  assets prior to waivers and
  reimbursements (g)                           1.53%        1.90%       2.28%      1.42%      2.20%      2.55%       2.15%     4.00%
(ii) Ratio of net investment income to
  average net assets prior to waivers and
  reimbursements (g)                           2.02%        1.92%       5.29%      5.29%      4.70%      3.83%       4.48%     2.34%
Portfolio Turnover                               N/A          N/A         N/A    170.64%    327.31%     26.14%     170.64%   327.31%
Average Commission Rate Paid                     N/A          N/A         N/A        N/A        N/A        N/A         N/A      N/A
------------------------------------------------------------------------------------------------------------------------------------

(a) The fund commenced operations on October 19, 1993.
(b) The fund commenced operations on June 12, 1995.
(c) Class B shares were not offered until November 1, 1994.
(d) Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charge.
(e) The fund was managed by Piper Capital Management, Inc. until December 1, 1994 when The Boston Company Asset Management, Inc. assumed management responsibilities.
(f) The fund was managed by Piper Capital Management, Inc. until December 1, 1994 when Payden & Rygel Investment Counsel assumed management responsibilities.
(g) Ratio reflects fees reduced in connection with specific agreements only for periods ended after September 30, 1995.

                                     - 41 -
                                 See accompanying notes to financial statements.

Financial Highlights


                                                            Growth & Income Fund
Supplemental information for a share        =======================================================
outstanding for the year ended                          Class A                     Class B
September 30, 1996 or throughout each       ------------------------------     --------------------
year or fiscal period ended September 30.      1996    1995(e)     1994(a)      1996     1995(c)(e)
---------------------------------------------------------------------------------------------------

Net asset value - beginning of period        $14.30    $11.14     $11.00      $11.29      $11.30
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          0.21      0.27       0.23        0.17        0.23
Net realized and unrealized gain (loss)
   on investments                              2.32      3.22       0.13        2.28        3.05
---------------------------------------------------------------------------------------------------
Total from investment operations               2.53      3.49       0.36        2.45        3.28
---------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income      (0.21)    (0.27)     (0.22)      (0.15)      (0.23)
Distributions from net realized gain (loss)   (0.33)    (0.06)      0.00       (0.33)      (0.06)
Total distributions                           (0.54)    (0.33)     (0.22)      (0.48)      (0.29)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value     1.99      3.16       0.14        1.97        2.99
---------------------------------------------------------------------------------------------------
Net asset value - end of period              $16.29     $14.30    $11.14      $16.26      $14.29
===================================================================================================
Total return (not annualized)(d)              18.08%     31.93%     3.29%      17.48%      29.53%
===================================================================================================
Ratios/supplemental data:
Net assets, end of period (000)            $102,485    $38,483   $14,174     $16,658      $2,887
Ratios to average net assets (annualized):
Ratio of net expenses to average net
  assets (i)                                   0.72%      0.43%     0.25%       1.22%       1.01%
Ratio of net investment income to average
  net assets (ii)                              1.49%      2.30%     2.81%       0.97%       1.64%
(i) Ratio of net expenses to average net
  assets prior to waivers and
  reimbursements (g)                           1.34%      1.80%     2.17%       2.07%       2.92%
(ii) Ratio of net investment income to
  average net assets prior to waivers and
  reimbursements (g)                           0.88%      0.93%     0.89%       0.12%      -0.27%
Portfolio Turnover                            66.32%     92.01%    13.90%      66.32%      92.01%
Average Commission Rate Paid                 $0.0498        N/A       N/A     $0.0498         N/A
--------------------------------------------------------------------------------------------------



                                                              Short-Term
                                                              Bond Fund                                 Growth Fund
Supplemental information for a share        ========================================== ==========================================
outstanding for the year ended                     Class A                Class B             Class A               Class B
September 30, 1996 or throughout each       --------------------     ----------------- --------------------     -----------------
year or fiscal period ended September 30.       1996     1995(b)       1996    1995(b)     1996     1995(b)       1996    1995(b)
-------------------------------------------------------------------------------------- ------------------------------------------

Net asset value - beginning of period         $10.05     $10.00      $10.05    $10.00    $11.66     $10.00      $11.65    $10.00
-------------------------------------------------------------------------------------- ------------------------------------------
Income (loss) from investment operations:
Net investment income                           0.54       0.18        0.49      0.20      0.01       0.03       (0.02)     0.03
Net realized and unrealized gain (loss)
   on investments                              (0.07)      0.05       (0.07)     0.05      2.12       1.63        2.09      1.62
-------------------------------------------------------------------------------------- ------------------------------------------
Total from investment operations                0.47       0.23        0.42      0.25      2.13       1.66        2.07      1.65
-------------------------------------------------------------------------------------- ------------------------------------------
Less distributions:
Distributions from net investment income       (0.54)     (0.18)      (0.49)    (0.20)    (0.03)      0.00       (0.02)     0.00
Distributions from net realized gain (loss)     0.00       0.00        0.00      0.00      0.00       0.00        0.00      0.00
Total distributions                            (0.54)     (0.18)      (0.49)    (0.20)    (0.03)      0.00       (0.02)     0.00
-------------------------------------------------------------------------------------- ------------------------------------------
Net increase (decrease) in net asset value     (0.07)      0.05       (0.07)     0.05      2.10       1.66        2.05      1.65
-------------------------------------------------------------------------------------- ------------------------------------------
Net asset value - end of period                $9.98     $10.05       $9.98    $10.05    $13.76     $11.66      $13.70    $11.65
====================================================================================== ==========================================
Total return (not annualized)(d)                4.82%      2.32%       4.29%     2.51%    18.35%     16.60%      17.80%    16.50%
====================================================================================== ==========================================
Ratios/supplemental data:
Net assets, end of period (000)              $19,554     $3,582        $143       $13   $21,027     $4,187      $2,170      $149
Ratios to average net assets (annualized):
Ratio of net expenses to average net
  assets (i)                                    0.39%      0.00%       0.90%     0.00%     0.49%      0.00%       1.01%     0.00%
Ratio of net investment income to average
  net assets (ii)                               5.42%      5.91%       4.81%     5.54%     0.21%      1.20%      -0.36%     1.07%
(i) Ratio of net expenses to average net
  assets prior to waivers and
  reimbursements (g)                            1.58%      2.76%       2.29%     3.33%     1.68%      3.46%       2.43%     3.85%
(ii) Ratio of net investment income to
  average net assets prior to waivers and
  reimbursements (g)                            4.23%      3.15%       3.42%     2.21%    -0.98%     -2.26%      -1.78%    -2.78%
Portfolio Turnover                             29.37%      1.05%      29.37%     1.05%    16.40%      0.06%      16.40%     0.06%
Average Commission Rate Paid                      N/A        N/A         N/A       N/A       N/A        N/A         N/A      N/A
-------------------------------------------------------------------------------------- ------------------------------------------



                                                               Municipal Bond Fund
Supplemental information for a share         ====================================================
outstanding for the year ended                           Class A                     Class B
September 30, 1996 or throughout each        ------------------------------     --------------------
year or fiscal period ended September 30.       1996    1995(f)     1994(a)       1996     1995(c)(f)
----------------------------------------------------------------------------------------------------
Net asset value - beginning of period          $8.98      $8.60      $9.50       $8.98        $8.31
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           0.44       0.47       0.42        0.40         0.38
Net realized and unrealized gain (loss)
   on investments                              (0.03)      0.38      (0.90)      (0.02)        0.67
----------------------------------------------------------------------------------------------------
Total from investment operations                0.41       0.85      (0.48)       0.38         1.05
----------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income       (0.44)     (0.47)     (0.42)      (0.40)       (0.38)
Distributions from net realized gain (loss)     0.00       0.00       0.00        0.00         0.00
Total distributions                            (0.44)     (0.47)     (0.42)      (0.40)       (0.38)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value     (0.03)      0.38      (0.90)      (0.02)        0.67
----------------------------------------------------------------------------------------------------
Net asset value - end of period                $8.95      $8.98      $8.60       $8.96        $8.98
====================================================================================================
Total return (not annualized)(d)                4.64%     10.18%     (5.15)%      4.22%       12.86%
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000)               $6,540     $5,512     $2,610        $425          $56
Ratios to average net assets (annualized):
Ratio of net expenses to average net
  assets (i)                                    0.41%      0.40%      0.25%       0.91%        0.90%
Ratio of net investment income to average
  net assets (ii)                               4.88%      5.26%      5.03%       4.27%        4.26%
(i) Ratio of net expenses to average net
  assets prior to waivers and
  reimbursements (g)                            1.95%      3.30%      3.99%       2.53%        5.56%
(ii) Ratio of net investment income to
  average net assets prior to waivers and
  reimbursements (g)                            3.35%      2.36%      1.29%       2.64%       -0.40%
Portfolio Turnover                              9.82%     81.90%     81.42%       9.82%       81.90%
Average Commission Rate Paid                      N/A        N/A        N/A         N/A         N/A
----------------------------------------------------------------------------------------------------



                                                             California Tax-Free Fund
Supplemental information for a share         ====================================================
outstanding for the year ended                           Class A                     Class B
September 30, 1996 or throughout each        ------------------------------     -----------------
year or fiscal period ended September 30.       1996    1995(e)     1994(a)       1996    1995(c)
-------------------------------------------------------------------------------------------------
Net asset value - beginning of period          $7.92      $7.59      $8.50       $7.92     $7.35
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           0.40       0.41       0.36        0.36      0.34
Net realized and unrealized gain (loss)
   on investments                               0.01       0.33      (0.91)       0.01      0.67
-------------------------------------------------------------------------------------------------
Total from investment operations                0.41       0.74      (0.55)       0.37      0.91
-------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income       (0.40)     (0.41)     (0.36)      (0.36)    (0.34)
Distributions from net realized gain (loss)     0.00       0.00       0.00        0.00      0.00
Total distributions                            (0.40)     (0.41)     (0.36)      (0.36)    (0.34)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value      0.01       0.33      (0.91)       0.01      0.57
-------------------------------------------------------------------------------------------------
Net asset value - end of period                $7.93      $7.92      $7.59       $7.93     $7.92
=================================================================================================
Total return (not annualized)(d)                5.23%     10.13%     (6.56)%      4.70%    12.60%
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000)              $20,876    $19,292    $13,815      $3,159      $966
Ratios to average net assets (annualized):
Ratio of net expenses to average net
  assets (i)                                    0.38%      0.32%      0.25%       0.89%     0.84%
Ratio of net investment income to average
  net assets (ii)                               4.98%      5.36%      4.70%       4.39%     4.47%
(i) Ratio of net expenses to average net
  assets prior to waivers and
  reimbursements (g)                            1.29%      1.65%      2.01%       1.98%     2.97%
(ii) Ratio of net investment income to
  average net assets prior to waivers and
  reimbursements (g)                            4.06%      4.03%      2.94%       3.30%     2.35%
Portfolio Turnover                             31.78%     86.69%     73.88%      31.78%    86.69%
Average Commission Rate Paid                      N/A        N/A        N/A         N/A      N/A
-------------------------------------------------------------------------------------------------

                                     - 42 -
                                 See accompanying notes to financial statements.

Notes to Financial Statements

(1)   Significant Accounting Policies


Organization
------------

The Griffin Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. As described in note 4, the Money Market and Tax-Free Money Market Funds are authorized to offer one class of shares, and each of the other series is authorized to issue shares of two classes: Class A and Class B. The Company commenced operations on October 19, 1993 and consists of a non-diversified fund, the California Tax-Free Fund, and eight separate diversified funds (collectively, the "Funds"):

o The Money Market Fund
o The Tax-Free Money Market Fund
o The Short-Term Bond Fund
o The U.S. Government Income Fund
o The Bond Fund
o The Municipal Bond Fund
o The Growth & Income Fund
o The Growth Fund

The Money Market Fund and Tax-Free Money Market Fund commenced offering shares on October 19, 1993. The U.S. Government Income Fund, Municipal Bond Fund, California Tax-Free Fund, Bond Fund and Growth & Income Fund commenced offering Class A shares on October 19, 1993, and offered Class B shares beginning on November 1, 1994. The Short-Term Bond Fund and Growth Fund commenced offering Class A shares and Class B shares on June 12, 1995. The two classes of shares differ principally in their respective sales charges, shareholder servicing fees and distribution fees. Shareholders of each class may also bear certain expenses that pertain to each class. All shareholders bear the common expenses of the Funds, and earn income from the portfolio, pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Gains are allocated to each class pro rata based upon net assets of each class on the date of distribution. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses, including distribution and shareholder servicing fees and from relative weightings of pro rata income and gain allocations. The California Tax-Free Fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the State of California than a fund with a broader geographical diversification.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

Security Valuation
------------------

For the Funds other than the Money Market Fund and Tax-Free Money Market Fund, investments in securities for which the primary market is a national securities exchange or the NASDAQ National Market are stated at the last reported sale price on the day of valuation or, if no sale has occurred, at the latest quoted bid price. U.S. Government securities and other securities for which current over-the-counter market quotations are readily available (excluding debt securities maturing in 60 days or less) are valued at the closing bid prices. If quoted prices are unavailable or inaccurate, market values are determined based on quotes obtained from brokers, dealers and/or based on averages of prices obtained from independent pricing services. Debt securities maturing in 60 days or less are generally valued at amortized cost, which approximates market value. Securities and other assets for which current quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

The Money Market Fund and Tax-Free Money Market Fund use the amortized cost method to value their portfolio securities and attempt to maintain constant net asset values of $1.00 per share. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, which approximates market value.

Security Transactions
---------------------

The Company records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accru-al basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized as required by the Internal Revenue Code.

Futures Contracts
-----------------

Each of the Funds except the Money Market Fund and Tax-Free Money Market Fund may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund is required to segregate cash or high-quality, liquid debt instruments in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures contracts open at year end, if any, are detailed in the Schedule of Investments for each of the Funds.

Repurchase Agreements
---------------------

Transactions involving purchases of securities under agreements to resell ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. Repurchase agreements, if any, are detailed in the Schedule of Investments for each of the Funds. The prospectuses require that repurchase agreements be fully collateralized based on values that are marked to market daily. The collateral is held by an agent bank under a tri-party agreement. It is the adviser's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held in the Funds at September 30, 1996 are collateralized by U.S. Treasury or federal agency obligations, and were entered into on September 30, 1996.

Distributions to Shareholders
-----------------------------

Dividends to shareholders from net investment income are declared daily and distributed monthly for the Money Market Fund, Tax-Free Money Market Fund, Short-Term Bond Fund, U.S. Government Income Fund, Municipal Bond Fund, California Tax-Free Fund and Bond Fund. Dividends to shareholders from the net investment income of the Growth & Income Fund are declared and distributed quarterly, and with respect to the Growth Fund, are declared and distributed annually. Dividends to shareholders are recorded on the ex-dividend date. Each Fund makes distributions from net realized gains on investments, if any, once a year.

Federal Income Taxes
--------------------

The Company's policy for each Fund is to comply with the requirements of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all of their taxable income and any net realized capital gain to its shareholders. Accordingly, no provisions for income taxes has been made as sufficient distributions were made or are intended to be made to eliminate taxable income. The following net capital loss carryforward amounts are available to the Funds as of September 30, 1996:

                                             Net Capital Loss     Date(s) of
                                               Carryforward       Expiration
       ----------------------------------------------------------------------
       Tax-Free Money Market Fund ..........        $4,664           2004
       Short-Term Bond Fund ................        45,033           2004
       Bond Fund ...........................        88,015        2003-2004
       Municipal Bond Fund .................       115,227        2003-2004
       California Tax-Free Fund ............       440,499           2003
       Growth Fund .........................       290,665           2004

Due to the timing of dividend distributions and the differences in accounting for income and realized gains

(losses) for financial statement and Federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the fund. The differences between the income or gains distributed on a book versus tax basis, if any, are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. The Board of Directors will not declare capital gain distributions until the net capital loss carryforwards have been utilized.

Organization Expenses
---------------------

Griffin Financial Administrators ("GFA"), the Funds' administrator, has incurred expenses in connection with the organization and initial registration of the Funds. These expenses were charged to the individual Funds and are being amortized by the Funds on a straight-line basis over 60 months from the date the Funds commenced operations.

The preparation of financial statements in conformity with Generally Accepted Accounting Principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

(2)   Agreements and Other Transactions with Affiliates

The Company has entered into an advisory contract on behalf of the Funds with Griffin Financial Investment Advisers ("GFIA"). Pursuant to the contract, GFIA furnishes to the Funds investment guidance and policy direction in connection with daily portfolio management of the Funds. Under the contract, the Growth & Income Fund and the Growth Fund pay GFIA a monthly advisory fee calculated by multiplying each fund's average daily net assets by 0.60% on an annualized basis. Each of the other Funds pays a monthly advisory fee to GFIA based on an annualized rate of 0.50% of each Fund's average daily net assets. GFIA has entered into sub-advisory agreements with Payden & Rygel Investment Counsel ("Payden & Rygel") with respect to the Money Market Fund, Tax-Free Money Market Fund, U.S. Government Income Fund, Municipal Bond Fund and the California Tax-Free Fund, with The Boston Company Asset Management, Inc. ("TBCAM") with respect to the Bond Fund and the Growth & Income Fund, and with T.Rowe Price Associates, Inc. ("T. Rowe Price") with respect to the Short-Term Bond Fund and the Growth Fund. Pursuant to such sub-advisory agreements, Payden & Rygel, TBCAM and T. Rowe Price are primarily responsible for the daily management of the respective Fund's portfolios. GFIA pays Payden & Rygel, TBCAM and T. Rowe Price sub-advisory fees for the Funds out of the advisory fees discussed above. For the twelve months ended September 30, 1996, GFIA has voluntarily waived all of its fees to limit fund expenses. For the twelve months ended September 30, 1996 advisory fees were incurred by the Funds as follows:

                                                  Advisory        Waived
       Funds                                        fees           fees
       --------------------------------------------------------------------
       Money Market .......................       $774,401       $774,401
       Tax-Free Money Market ..............         53,309         53,309
       Short-Term Bond ....................         57,125         57,125
       U.S. Government Income .............        203,770        203,770
       Bond ...............................        104,085        104,085
       Municipal Bond .....................         31,724         31,724
       California Tax-Free ................        110,625        110,625
       Growth & Income ....................        485,966        485,966
       Growth .............................         78,987         78,987

The Company has entered into contracts on behalf of the Funds with GFA whereby GFA is responsible for providing administration, custody, transfer agency and portfolio accounting services for the Funds. GFA is compensated for its services by each of the Funds on a monthly basis based on an annualized rate of 0.20% of the Fund's average daily net assets. GFA has waived a portion of its fees to limit fund expenses. For the twelve months ended September 30, 1996 administration fees were incurred by the Funds as follows:

                                             Administration
                                                    and           Waived
       Funds                                 Accounting fees       fees
       --------------------------------------------------------------------
       Money Market .......................       $309,760             $0
       Tax-Free Money Market ..............         21,324         10,741
       Short-Term Bond ....................         22,850         22,850
       U.S. Government Income .............         81,508         25,567
       Bond ...............................         41,634         30,160
       Municipal Bond .....................         12,689         10,116
       California Tax-Free ................         44,250         24,530
       Growth & Income ....................        161,988              0
       Growth .............................         26,329         22,723

In addition, GFA has agreed to reimburse the Funds for certain operating expenses.

The Company has adopted integrated Distribution and Services Plans pursuant to Rule 12b-1 under the 1940 Act for the single class of shares of the Money Market Fund and the Tax-Free Money Market Fund and for the Class A shares of each of the other Funds. Under these Plans, the Funds may reimburse Griffin Financial Services ("GFS"), the Funds' distributor, for actual expenses incurred in preparing and printing prospectuses and other promotional materials for, and for providing such prospectuses and promotional materials to, propective shareholders. Payments under the Plans also may be used to compensate or reimburse the distributor, selling agents and or servicing agents for distribution, sales support or shareholder support services. Aggregate payments under the plans may not exceed, on an annualized basis, 0.20% of the average daily net assets of the Money Market Fund and the Tax-Free Money Market Fund, and 0.25% of the average daily net assets of the Class A shares of the other Funds. GFS has waived a portion of its fees to limit fund expenses. For the period ended September 30, 1996, shares of the Money Market Fund and the Tax-Free Money Market Fund, and Class A shares of the Non-Money Market Funds incurred distribution and services fees as follows:

                                              Distribution and     Waived
       Funds                                    Service Fees        Fees
       --------------------------------------------------------------------
       Money Market .......................       $309,760        $17,566
       Tax-Free Money Market ..............         21,324         21,324
       Class A Shares
       Short-Term Bond ....................         28,420         28,420
       U.S. Government Income .............         94,459         94,459
       Bond ...............................         51,314         51,314
       Municipal Bond .....................         15,214         15,214
       California Tax-Free ................         50,361         50,361
       Growth & Income ....................        179,717          8,829
       Growth .............................         30,734         30,734

The Company also has adopted separate Distribution and Services Plans pursuant to Rule 12b-1 under the 1940 Act for the Class B shares of each of the non-Money Market Funds. Under the Distribution Plans, the Funds may reimburse GFS for actual expenses incurred in preparing and printing prospectuses and other promotional materials for, and providing them to, prospective shareholders. Payments under the Distribution Plans also may be used to compensate the distributor, selling agents and/or servicing agents for distribution sales support or shareholder support services. Payments under the Services Plans are made to servicing agents that provide shareholder liaison services to Class B shareholders. Aggregate payments under the Distribution Plans may not exceed 0.75% of the average daily net assets of each Fund on an annual basis. Aggregate payments under the Services Plans may not exceed, on an annualized basis, 0.25% of the average daily net assets of each Fund. GFS has waived a portion of its fees to limit fund expenses. For the period ended September 30, 1996, Class B shares of the Funds incurred distribution and servicing fees as follows:

                                             Distribution and      Waived
       Funds                                    Service Fees        Fees
      ---------------------------------------------------------------------
       Short-Term Bond ....................        $   568        $   284
       U.S. Government Income .............         29,702         14,851
       Bond ...............................          2,913          1,457
       Municipal Bond .....................          2,592          1,296
       California Tax-Free ................         19,806          9,903
       Growth & Income ....................         91,075         23,509
       Growth .............................          8,708          4,354

Reimbursed expenses and waived fees continue at the discretion of the investment advisor, administrator and distributor. All officers and one director of the Funds are employees of GFS, but received no compensation from the Company. For the twelve months ended September 30, 1996, GFS was paid $294,270 in front-end sales charges on sales of Class A shares, and $37,853 in contingent deferred sales charges on Class B share redemptions.

(3)   Purchases and Sales of Securities Exclusive of Short-Term Investments

                                                  U.S.                      California                     Growth &
                                Short-Term     Government     Municipal      Tax-Free         Bond          Income         Growth
                                 Bond Fund    Income Fund     Bond Fund        Fund           Fund           Fund           Fund
------------------------------------------------------------------------------------------------------------------------------------
Aggregate purchases and sales of:
   Common and Preferred Stock:
      Purchases at cost ......          $0             $0             $0             $0             $0   $113,434,420    $18,891,692
      Sales proceeds .........           0              0              0              0              0     50,531,542      2,108,869
   U.S. Treasury Obligations:
      Purchases at cost ......  11,776,445     18,966,070              0              0     27,784,479              0              0
      Sales proceeds .........   2,927,086     22,682,199              0              0     24,904,795              0              0
   U.S. Agency Securities:
      Purchases at cost ......   2,802,347     34,939,204              0              0      6,963,844              0              0
      Sales proceeds .........     256,184     14,924,333              0              0      4,113,404              0              0
   Municipal Bonds:
      Purchases at cost ......           0              0      1,940,870      8,721,178              0              0              0
      Sales proceeds .........           0              0        575,788      6,709,923              0              0              0
   Other Long-Term Securities:
      Purchases at cost ......   3,945,984              0              0              0     17,246,471              0              0
      Sales proceeds .........           0              0              0              0      5,664,786              0              0

All Funds not reflected in this schedule traded exclusively in short-term securities.

(4)   Capital Shares Transactions

As of September 30, 1996, the Company was authorized to issue 10 billion shares of $0.001 par value capital stock. As of September 30, 1996, each Fund, except the Money Market Fund and the Tax-Free Money Market Fund, was authorized to issue 250 million shares of $.001 par value capital stock as Class A shares and 250 million shares of $.001 par value capital stock as Class B shares. The Money Market Fund and the Tax-Free Money Market Fund were each authorized to issue 1 billion shares of $0.001 par value of capital stock of a single class of shares. Each Non-Money Market Fund except the Short-Term Bond Fund and the Growth Fund issued Class A shares beginning October 19, 1993, and Class B shares beginning November 1, 1994. The Short-Term Bond Fund and the Growth Fund issued both Class A shares and Class B shares beginning June 12, 1995. Transactions in capital shares were as follows:

                                                                                                             Tax-Free
                                                                       Money Market Fund                Money Market Fund
                                                                ----------------------------       ---------------------------
                                                                   Shares           Amount           Shares           Amount
                                                                -----------      -----------       ----------       ----------
     September 30, 1994: ..................................      49,987,794    $  49,987,794       10,632,668    $  10,632,668
        Shares sold and exchanged in ......................     128,270,814      128,270,814        9,117,127        9,117,127
        Shares issued in reinvestment of dividends ........       3,221,262        3,221,262          253,397          253,397
        Shares redeemed and exchanged out .................    (101,523,397)    (101,523,397)     (11,377,064)     (11,377,064)
                                                               ------------     ------------      -----------      -----------
     September 30, 1995: ..................................      79,956,473       79,956,473        8,626,128        8,626,128
        Shares sold and exchanged in ......................     237,918,581      237,918,581       15,415,185       15,415,185
        Shares issued in reinvestment of dividends ........       7,146,285        7,146,285          286,582          286,582
        Shares redeemed and exchanged out .................    (140,390,420)    (140,390,420)     (12,671,638)     (12,671,638)
                                                               ------------    -------------      -----------      -----------
     September 30, 1996: ..................................     184,630,919    $ 184,630,919       11,656,257      $11,656,257
                                                               ============    =============      ===========      ===========

                                     - 47 -


                                                                            Class A                         Class B
                                                                  --------------------------          ----------------------
                                                                     Shares         Amount            Shares         Amount
                                                                  ----------    ------------          ------        --------
      Short-Term Bond Fund
       June 12, 1995 ........................................              0    $          0               0    $          0
          Shares sold and exchanged in ......................        357,932       3,587,401           1,308          13,110
          Shares issued in reinvestment of dividends ........            642           6,451               5              51
          Shares redeemed and exchanged out .................         (2,247)        (22,570)              0               0
                                                                  ----------    ------------          ------        --------
       September 30, 1995: ..................................        356,327       3,571,282           1,313          13,161
          Shares sold and exchanged in ......................      1,789,555      17,982,937          16,811         167,013
          Shares issued in reinvestment of dividends ........         46,463         464,975             220           2,191
          Shares redeemed and exchanged out .................       (234,028)     (2,338,330)         (4,035)        (40,096)
                                                                  ----------    ------------          ------        --------
       September 30, 1996: ..................................      1,958,317    $ 19,680,864          14,309        $142,269
                                                                  ==========    ============          ======        ========

                                                                            Class A                         Class B
                                                                   -------------------------         -----------------------
                                                                     Shares         Amount            Shares        Amount
                                                                   ---------     -----------         -------      ----------
      U.S. Government Income Fund
       September 30, 1994: ..................................      2,185,473     $20,145,502               0              $0
          Shares sold and exchanged in ......................      1,497,104      13,426,162         169,026       1,548,141
          Shares issued in reinvestment of dividends ........         94,521         846,597             610           5,594
          Shares redeemed and exchanged out .................       (605,179)     (5,413,734)           (534)         (4,931)
                                                                   ---------     -----------         -------      ----------
       September 30, 1995: ..................................      3,171,919      29,004,527         169,102       1,548,804
          Shares sold and exchanged in ......................      2,310,366      21,176,958         262,522       2,434,376
          Shares issued in reinvestment of dividends ........        179,960       1,646,434           8,766          80,124
          Shares redeemed and exchanged out .................       (809,554)     (7,349,413)        (58,923)       (534,460)
                                                                   ---------     -----------         -------      ----------
       September 30, 1996: ..................................      4,852,691     $44,478,506         381,467      $3,528,844
                                                                   =========     ===========         =======      ==========

                                                                            Class A                          Class B
                                                                   -------------------------          ----------------------
                                                                     Shares         Amount            Shares         Amount
                                                                   ---------     -----------          ------       ---------
      Bond Fund
       September 30, 1994: ..................................        890,320      $7,991,536               0              $0
          Shares sold and exchanged in ......................        574,418       5,036,334          16,592         147,685
          Shares issued in reinvestment of dividends ........         37,552         325,866             124           1,097
          Shares redeemed and exchanged out .................       (164,839)     (1,407,778)              0               0
                                                                   ---------     -----------          ------        --------
       September 30, 1995: ..................................      1,337,451      11,945,958          16,716         148,782
          Shares sold and exchanged in ......................      2,257,836      20,078,526          42,483         376,231
          Shares issued in reinvestment of dividends ........        105,774         935,074           1,177          10,399
          Shares redeemed and exchanged out .................       (512,391)     (4,506,778)        (12,983)       (112,889)
                                                                   ---------     -----------          ------        --------
       September 30, 1996: ..................................      3,188,670     $28,452,780          47,393        $422,523
                                                                   =========     ===========          ======        ========

                                                                          Class A                         Class B
                                                                   ---------------------          ----------------------
                                                                    Shares      Amount            Shares         Amount
                                                                   -------    ----------          ------        --------
      Municipal Bond Fund
       September 30, 1994: ..................................      303,501    $2,798,276               0              $0
          Shares sold and exchanged in ......................      337,591     2,960,842           6,239          54,649
           Shares issued in reinvestment of dividends .......       11,986       104,877               6              48
          Shares redeemed and exchanged out .................      (38,935)     (341,664)              0               0
                                                                   -------    ----------          ------        --------
       September 30, 1995: ..................................      614,143     5,522,331           6,245          54,697
          Shares sold and exchanged in ......................      193,716     1,753,063          53,010         478,805
          Shares issued in reinvestment of dividends ........       20,895       188,802             764           6,853
          Shares redeemed and exchanged out .................      (98,330)     (879,966)        (12,522)       (111,458)
                                                                   -------    ----------          ------        --------
       September 30, 1996: ..................................      730,424    $6,584,230          47,497        $428,897
                                                                   =======    ==========          ======        ========


                                                                           Class A                           Class B
                                                                  --------------------------         -----------------------
                                                                      Shares         Amount           Shares          Amount
                                                                   ---------     -----------         -------      ----------
      California Tax-Free Fund
       September 30, 1994: ..................................      1,821,076     $14,635,954               0              $0
          Shares sold and exchanged in ......................        909,928       7,028,365         121,227         949,445
          Shares issued in reinvestment of dividends ........         59,055         452,430             689           5,361
          Shares redeemed and exchanged out .................       (353,826)     (2,686,532)              0               0
                                                                   ---------     -----------         -------      ----------
       September 30, 1995: ..................................      2,436,233      19,430,217         121,916         954,806
          Shares sold and exchanged in ......................        562,419       4,499,150         318,506       2,531,079
          Shares issued in reinvestment of dividends ........         65,286         521,834           6,049          48,127
          Shares redeemed and exchanged out .................       (431,734)     (3,452,505)        (48,248)       (382,328)
                                                                   ---------     -----------         -------      ----------
       September 30, 1996: ..................................      2,632,204     $20,998,696         398,223      $3,151,684
                                                                   =========     ===========         =======      ==========

                                                                            Class A                         Class B
                                                                  --------------------------       -------------------------
                                                                      Shares         Amount         Shares            Amount
                                                                   ---------     -----------       ---------     -----------
      Growth & Income Fund
       September 30, 1994: ..................................      1,272,125     $14,076,697               0              $0
          Shares sold and exchanged in ......................      1,585,316      19,955,586         201,975       2,652,912
          Shares issued in reinvestment of dividends ........         44,798         560,011           1,467          19,234
          Shares redeemed and exchanged out .................       (210,492)     (2,627,185)         (1,424)        (19,493)
                                                                   ---------     -----------       ---------     -----------
       September 30, 1995: ..................................      2,691,747      31,965,109         202,018       2,652,653
          Shares sold and exchanged in ......................      4,197,275      63,998,352         847,109      13,004,356
          Shares issued in reinvestment of dividends ........        143,079       2,147,102          12,421         187,362
          Shares redeemed and exchanged out .................       (739,537)    (11,455,896)        (37,209)       (576,184)
                                                                   ---------     -----------       ---------     -----------
       September 30, 1996: ..................................      6,292,564     $86,654,667       1,024,339     $15,268,187
                                                                   =========     ===========       =========     ===========

                                                                            Class A                         Class B
                                                                  --------------------------         -----------------------
                                                                     Shares         Amount            Shares        Amount
                                                                   ---------     -----------         -------      ----------
      Growth Fund
       June 12, 1995 ........................................              0              $0               0              $0
          Shares sold and exchanged in ......................        363,549       3,880,406          12,806         141,837
          Shares issued in reinvestment of dividends ........              0               0               0               0
          Shares redeemed and exchanged out .................         (4,486)        (52,285)              0               0
                                                                   ---------     -----------         -------      ----------
       September 30, 1995: ..................................        359,063       3,828,121          12,806         141,837
          Shares sold and exchanged in ......................      1,361,488      17,033,507         152,567       1,954,438
          Shares issued in reinvestment of dividends ........          1,358          15,995              51             600
          Shares redeemed and exchanged out .................       (193,632)     (2,506,817)         (7,077)        (91,504)
                                                                   ---------     -----------         -------      ----------
       September 30, 1996: ..................................      1,528,277     $18,370,806         158,347      $2,005,371
                                                                   =========     ===========         =======      ==========

(5)   Custodial Earnings Credits

In accordance with the Custody Agreement between the Company and Investors Fiduciary Trust Company (the "Custodian"), the Custodian provides credits ("Earnings Credits") that are used to offset custodial expenses. These Earnings Credits are calculated each month by multiplying the average daily cash balance of each Fund by three quarters of a money market rate set by State Street Bank & Trust Co., the Funds' sub-custodian. The amount of such Earnings Credits for the each of the Funds is reflected in the "Expense Reductions" in the Statements of Operations. Ratios of expenses to average daily net assets shown in the Financial Highlights are calculated without the Earnings Credits beginning with periods ended September 30, 1995.

The Shareholders and Board of Directors
      The Griffin Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Griffin Money Market Fund, Griffin Tax-Free Money Market Fund, Griffin Short-Term Bond Fund, Griffin U.S. Government Income Fund, Griffin Bond Fund, Griffin Municipal Bond Fund, Griffin California Tax-Free Fund, Griffin Growth & Income Fund, and the Griffin Growth Fund, constituting The Griffin Funds, Inc. (the Funds) as of September 30, 1996 and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period ended September 30, 1996, except for the Griffin Short-Term Bond Fund and the Griffin Growth Fund which are for the year ended September 30, 1996 and the period from June 12, 1995 (commencement of operations) to September 30, 1995, and the financial highlights for each of the years in the two-year period ended September 30, 1996 and for the period from October 19, 1993 (commencement of operations) to September 30, 1994, except for the Griffin Short-Term Bond Fund and the Griffin Growth Fund which are for the year ended September 30, 1996 and the period from June 12, 1995 to September 30, 1995. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds constituting The Griffin Funds, Inc. as of September 30, 1996, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

/s/ KPMG Peat Marwick LLP
Los Angeles, California
November 15, 1996

Special Message to Shareholders
      The Griffin Funds, Inc.:

Distributions (Unaudited)

The following information for federal income tax purposes is presented below as an aid to shareholders in reporting the distributions shown below. By early February 1997, each shareholder will receive a breakdown of income earned by investment category on a calendar-year basis, as well as a summary of the states from which the income was earned. Shareholders should consult a tax adviser on how to report these distributions on state and local levels.


The amount of long term capital gain paid was as follows:

                         Growth & Income Fund                         $89,663

Of the distributions made from net investment income the following percentages represent income derived from municipal securities, and therefore qualify as exempt interest dividends.

                         Tax-Free Money Market Fund                      100%
                         Municipal Bond Fund                             100%
                         California Tax-Free Fund                        100%

A portion of this income may be subject to the alternative minimum tax.

Of the distributions made by the following funds the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders.

                         Growth & Income Fund                          79.76%
                         Growth Fund                                   70.07%

The Griffin Funds, Inc.


BOARD OF DIRECTORS

Herschel Cardin
Vincent F. Coviello
William A. Hawkins (Chairman)
Carrol R. McGinnis
Morton O. Schapiro

Officers

William A. Hawkins, President
Richie D. Rowsey, Senior Vice President
Julia D. Whitcup, Senior Vice President & Treasurer
Tim S. Glassett, Secretary
Anne P. Banducci, Assistant Secretary
Herbert L. Botts, Assistant Secretary
Steven P. Muson, Assistant Treasurer
Henry M. Pena, Assistant Secretary
Cheryl A. Rivera, Assistant Secretary

Transfer Agent and Custodian

Investors Fiduciary Trust Company (IFTC)
127 West 10th Street
Kansas City, MO  64105-1716

Investment Adviser

Griffin Financial Investment Advisers
5000 Rivergrade Road
Irwindale, CA 9176

Sub-Advisers

Payden & Rygel Investment Counsel
333 South Grand Avenue
Los Angeles, CA  90071

The Boston Company Asset Management, Inc.
One Boston Place
Boston, MA  02108

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD  21202

Legal Counsel

Morrison & Foerster LLP
2000 Pennsylvania Avenue, N.W.
Washington, D.C.  20006

This report and the financial statements contained herein are submitted for the general information of the shareholders of The Griffin Funds, Inc. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. The prospectus contains more detailed information about The Griffin Funds, Inc. Read the prospectus carefully before you invest or send money.